                             PROSPECTUS SUPPLEMENT

                 DATED JANUARY 2, 1996 TO EACH OF THE FOLLOWING:



                         Prospectus dated July 14, 1995,
                         as previously supplemented, for
                 FLEXIBLE PREMIUM LIFE INSURANCE POLICIES issued
                     by Golden American Life Insurance Company


                           Prospectuses dated May 1, 1991,
                          May 1, 1990, or September 29, 1989,
                         each as previously supplemented, for
                   FLEXIBLE PREMIUM LIFE INSURANCE POLICIES issued
                       by Golden American Life Insurance Company


                           (Collectively, the "Prospectuses")

                                          --------


                   THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS.


Two Divisions have been added to invest in the Small Cap Series and the Strategic Equity Series (together, the "Series") of The GCG Trust (the "Trust"). The Series are newly created portfolios managed by Fred Alger Management, Inc. and Zweig Advisors Inc., respectively. The Trust Annual Expenses attributable to each Series are 1.00% of net assets. This expense is the same as that charged in connection with the Multiple Allocation, Fully Managed, Capital Appreciation, Rising dividends, All-Growth, Real Estate, Natural Resources, and Value Equity Series.

In addition, information in the Prospectuses relating to the various series of the Trust in which the Divisions invest is amended by the additions set forth below.

SMALL CAP DIVISION
SMALL CAP SERIES
OBJECTIVE

  Long term capital appreciation.

INVESTMENTS

  Investment primarily in equity securities of companies that, at the time of purchase, have a total market capitalization -- present market value per share multiplied by the total number of shares outstanding -- of less than $1 billion.

PORTFOLIO MANAGER

  Fred Alger Management, Inc.

STRATEGIC EQUITY DIVISION
STRATEGIC EQUITY SERIES
OBJECTIVE

   Long term capital appreciation.

INVESTMENTS

   Investment primarily in equity securities based on various equity market timing techniques. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposures to equities when risk/ reward characteristics are believed to be less attractive.

PORTFOLIO MANAGER

   Zweig Advisors Inc.

GOLDEN AMERICAN LIFE INSURANCE COMPANY
A Subsidiary of Bankers Trust Company
GOLDEN AMERICAN LIFE INSURANCE COMPANY IS A STOCK COMPANY DOMICILED IN WILMINGTON, DELAWARE

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE PROSPECTUS

              GOLDENSELECT GENESIS I AND GOLDENSELECT GENESIS FLEX
--------------------------------------------------------------------------------

This prospectus is for individual and group flexible premium variable life insurance policies offered by Golden American Life Insurance Company ("Golden American," "We," "Our" or "Us"). Both the individual policy and the group policy and any certificates issued thereunder (collectively the "Policies" and separately the "Policy") permit the Policyowner ("You" or "Your") to make additional premium payments, to take policy loans and partial withdrawals subject to certain restrictions, and under certain circumstances, to change the death benefit option and to change the Face Amount.

Premiums are allocated among the divisions of Separate Account A ("Account A") and, if available, the Fixed Interest Division (the "Fixed Account", and together with Account A the "Accounts"). The investments available through the divisions of Account A include mutual fund portfolios (the "Series") of The GCG Trust (the "Trust"). Each premium is allocated according to Your instructions, subject to any restrictions for the initial premium during the Free Look Period. After the Free Look Period, You may change the allocation of Your Investment Value.

The Policy can be purchased on a single life basis or a joint and last survivor ("survivorship") basis. The Policy provides life insurance coverage on the Insured(s). While the Policy is in force, the death benefit may vary to reflect the Policy's investment results but will never be less than the Face Amount. The death benefit is payable upon the death of the Insured if purchased on a single life basis and the last surviving Insured if purchased on a survivorship basis.

We guarantee that the coverage will remain in force during the lifetime of the Insured(s) (but in no event beyond the Maturity Date) for a period called the Guarantee Period. During the Guarantee Period We may terminate the Policy only if there is Debt and the Cash Surrender Value is negative. After the Guarantee Period the Policy will remain in force as long as the Cash Surrender Value is sufficient to cover the charges due.

The Genesis Flex Policy is designed to comply with the Life Insurance Premium Payment Test under Federal tax law. As a result, any loans received under a Genesis Flex Policy should not be taxable to You. The Genesis I Policy will not comply with the Life Insurance Premium Payment Test and thus will be a "modified endowment contract" under Federal tax law. Loans, partial withdrawals and surrenders under a Genesis I Policy may be taxable in whole or in part and may also be subject to a 10% penalty tax.

For more information on both types of policies, see Federal Income Tax Considerations, Modified Endowment Contracts.

You may turn in the Policy for its Cash Surrender Value at any time while the Policy is in force. The Cash Surrender Value will vary with the investment results of the divisions of Account A in which you are invested and interest credited with respect to allocations to the Fixed Account. With respect to premiums allocated to Account A, We do not guarantee any minimum Cash Surrender Value.

Within certain limits, You may return the Policy for a refund. It may not be advantageous to replace existing insurance with the Policy.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

POLICIES AND UNDERLYING SERIES SHARES WHICH FUND THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE GCG TRUST. THE FIXED ACCOUNT MAY NOT BE AVAILABLE IN ALL STATES. YOU MAY CONTACT OUR CUSTOMER SERVICE CENTER TO FIND OUT ABOUT STATE AVAILABILITY.

ISSUED BY:                            DISTRIBUTED BY:                       ADMINISTERED AT:
Golden American Life                  Directed Services, Inc.               Customer Service Center
Insurance Company                     New York, New York 10017              Mailing Address: P.O. Box 8794
                                                                            Wilmington, DE 19899-8794
                                                                            1-800-366-0066


                        PROSPECTUS DATE: JANUARY 2, 1996

 TABLE OF CONTENTS

                                                          PAGE
IMPORTANT TERMS......................................           3
SUMMARY OF THE POLICY................................           5
FACTS ABOUT GOLDEN AMERICAN, ACCOUNT A AND THE FIXED
 ACCOUNT
  Golden American....................................           9
  Account A..........................................           9
  Account A Divisions................................           9
  Changes Within Account A...........................          12
  The Fixed Account..................................          12
FACTS ABOUT THE POLICY
  Who May be Covered by a Policy.....................          13
  Death Benefit Options..............................          13
  Premium Payments...................................          13
  Making Additional Premium Payments.................          14
  Allocation of Premium Payments.....................          15
  Your Right to Reallocate...........................          15
  Transfers from the Fixed Account...................          15
  Dollar Cost Averaging..............................          15
  What Happens if a Division is not Available........          16
  Your Investment Value..............................          16
  Investment Value in Each Division of Account A.....          16
  Tabular Value......................................          17
  Measurement of Investment Experience...............          17
CHARGES AND DEDUCTIONS
  Deductions for Deferred Loading....................          17
  Deductions for Insurance Based Charges.............          18
  Deductions for Transaction and Other Charges.......          19
  Deductions from Divisions of Account A.............          20
  Trust Expenses.....................................          20
YOUR POLICY'S BENEFITS
  Your Policy's Cash Surrender Value.................          20
  Policy Loans.......................................          20
  Taking Partial Withdrawals.........................          21
  Your Right to Cancel or Exchange Your Policy.......          23
INSURANCE BENEFITS
  Death Benefit Proceeds.............................          23
  Variable Insurance Amount..........................          24

                                                          PAGE
  Net Single Premium Factor..........................          24
  Changes in Face Amount.............................          25
  Guarantee Period...................................          25
  Changing the Death Benefit Option..................          25
  When Your Guarantee Period Ends Before the Maturity
   Date..............................................          26
  Policy Guarantees..................................          26
CHOOSING AN INCOME PLAN
  Payment When Named Person Dies.....................          27
OTHER IMPORTANT INFORMATION
  Other General Policy Provisions....................          27
  Your Voting Privileges.............................          29
  Sales and Other Agreements.........................          30
  Servicing Agent....................................          30
  Group or Sponsored Arrangements....................          30
  State Regulation...................................          31
  Registration Statement.............................          31
  Legal Considerations for Employers.................          31
  Legal Proceedings..................................          31
  Legal Matters......................................          31
  Experts............................................          31
  Reinsurance........................................          31
  Additional Information.............................          31
MANAGEMENT...........................................          32
FEDERAL INCOME TAX CONSIDERATIONS
  Golden American -- Tax Status......................          32
  Deferred Acquisition Costs.........................          33
  Death Benefits.....................................          33
  Survivorship Policies and Policies Issued to
   Individuals with Substandard
   Mortality Risks...................................          33
  Surrender..........................................          33
  Partial Withdrawals................................          33
  Loans..............................................          34
  Change of Ownership or Assignment..................          34
  Modified Endowment Contracts.......................          34
  Code Section 1035 Exchanges........................          35
  Diversification Standards..........................          35
  Ownership Treatment................................          36
ILLUSTRATIONS........................................          36
FINANCIAL STATEMENTS.................................          41


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

 IMPORTANT TERMS

ACCOUNT A

Refers to Separate Account A, a separate investment account.

ATTAINED AGE

For each Insured, the Issue Age plus the number of full years elapsed since the Policy Date.

CASH SURRENDER VALUE

The Investment Value, less any unrecovered deferred charges, plus any accrued general account loan interest credit, less any policy charges incurred but not yet deducted.

CUSTOMER SERVICE CENTER

The facility where We provide service to Policyowners. The address is shown on the cover.

DEBT

Any loan plus accrued interest.

FACE AMOUNT

The portion of the death benefit that will not vary with investment performance.

FREE LOOK PERIOD

The period of time within which a Policyowner may examine a Policy and return it for a refund.

GUARANTEE PERIOD

The time during which We guarantee that the coverage under the Policy will remain in force regardless of investment experience unless there is Debt and the Cash Surrender Value is negative. Additional payments may increase Your Guarantee Period while partial withdrawals may reduce it. A change in the death benefit option may also result in an increase or decrease in the Guarantee Period.

INSURED

A person who has become insured under the Policy.

INVESTMENT DATE

The date the initial premium is received and the date from which We begin measuring investment experience. It may or may not be the same as the Policy Date.

INVESTMENT RESULTS

The investment performance of the divisions of Account A and interest credited to the Fixed Account.

INVESTMENT VALUE

The sum of the amounts under Your Policy invested in each division of Account A and in the Fixed Account.

ISSUE AGE

An Insured's age on his or her birthday nearest the Policy Date.

ISSUE DATE

The date the insurance under the Policy become effective. The contestable and suicide periods are measured from this date. Under group certificates this is called the Coverage Date.

JOINT INSURED

The person named as such in the application or enrollment form.

LIFE INSURANCE PREMIUM PAYMENT TEST

This test, also referred to as the "seven-pay test" under Federal income tax law, provides that cumulative premiums paid under a policy at any time during the policy's first seven years cannot exceed certain guidelines. See Federal Income Tax Considerations, Modified Endowment Contracts.

MATURITY DATE

The Policy Anniversary nearest the 100th birthday of the Insured under a single life policy or the younger Insured under a survivorship policy. On this date coverage under the Policy terminates and the Cash Surrender Value is payable to the Policyowner.

NET AMOUNT AT RISK

The difference, as of the beginning of the Processing Period, between (i) the death benefit, and (ii) Cash Surrender Value plus Debt, both adjusted for interest at an annual rate of 4%.

NET RATE OF RETURN

The  investment  performance for  a  division of  Account  A during  a Valuation
Period.

NET SINGLE PREMIUM FACTOR

A factor based on the age, sex and underwriting class of the Insured(s). We use the Net Single Premium Factor to calculate the Variable Insurance Amount, which provides an amount sufficient to insure that the Policies qualify as life insurance under Federal income tax laws.

OPTION I DEATH BENEFIT

The greater of the Face Amount and the Variable Insurance Amount.

OPTION II DEATH BENEFIT

The greater of (i) the Face Amount plus the Option II Death Benefit Adjustment and (ii) the Variable Insurance Amount.

OPTION II DEATH BENEFIT ADJUSTMENT

The greater of (i) the Option II Guaranteed Death Benefit and (ii) the Investment Value plus Debt.

OPTION II GUARANTEED DEATH BENEFIT

The Option II Guaranteed Death Benefit is subject to a maximum of two times the sum of each premium paid less any partial withdrawals associated with each premium. After the Guarantee Period, the Option II Guaranteed Death Benefit is zero.

POLICY ANNIVERSARY

The anniversary of the Policy Date.

POLICY DATE

The date used to determine Processing Dates, Policy Years and Policy Anniversaries. It may or may not be the same as the Issue Date. The Policy Date will usually be the date Our Customer Service Center receives the initial premium.

POLICYOWNER

The person or entity who owns a Policy and is entitled to exercise all rights under the Policy.

POLICY YEAR

The period between each Policy Anniversary.

PROCESSING DATES

The dates on which We deduct charges from the Investment Value. These dates occur quarterly. The first processing date is one quarter after the Policy Date.

PROCESSING PERIOD

The period between consecutive Processing Dates. The first Processing Period begins on the Policy Date.

SPECIALLY DESIGNATED DIVISION

The Liquid Asset Division. We allocate distributions from a portfolio underlying a division of Account A in which reinvestment is not available to the Liquid Asset Division.

TABULAR NET AMOUNT AT RISK

The  difference, as of the  beginning of the Processing  Period, between (i) the
death  benefit,  and  (ii)  the  Tabular  Value,  adjusted  for  interest.   The
calculation does not reflect loans.

TABULAR VALUE

The amount We calculate to determine the length of the Guarantee Period, as well as to limit the mortality cost deduction and Our right to cancel Your Policy during the Guarantee Period. Under the Option II Death Benefit, the Tabular Value will be substituted for the Option II Death Benefit Adjustment in determining the death benefit in the calculation designed to limit the mortality cost.

VALUATION DATE

The day at the end of a Valuation Period when each division is valued.

VALUATION PERIOD

Each business day together with any non-business days before it. A business day is any day that the New York Stock Exchange (NYSE) is open for trading, or any day on which the SEC requires that mutual funds, unit investment trusts or other investment portfolios be valued.

VARIABLE INSURANCE AMOUNT

The Investment Value plus any Debt multiplied by the Net Single Premium Factor.

 SUMMARY OF THE POLICY

THIS SUMMARY IS INTENDED TO PROVIDE ONLY A BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE POLICY. FURTHER DETAIL IS PROVIDED IN THIS PROSPECTUS AND IN THE POLICY. THE POLICY, TOGETHER WITH ITS ATTACHED APPLICATION OR ENROLLMENT FORM AND ANY ENDORSEMENTS AND OPTIONAL BENEFIT RIDERS, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND US AND SHOULD BE RETAINED.

PURPOSES OF THE POLICIES

These are flexible premium variable life insurance policies offering a choice of investments and an opportunity for the Investment Value, Cash Surrender Value and death benefit to grow based on Investment Results.

We do not promise that the value of your Policy will increase. Depending on the Policy's Investment Results, the Investment Value, Cash Surrender Value and death benefit may increase or decrease on any day. You bear the investment risk. We do guarantee to keep the Policy in force during the Guarantee Period so long as there is no Debt. If there is Debt, the Policy will remain in force provided that the Cash Surrender Value is zero or positive. The Policy will lapse after the Guarantee Period if the Cash Surrender Value falls below zero. See Insurance Benefits, When Your Guarantee Period Ends Before the Maturity Date.

Life insurance is not a short-term investment. The Policyowner should evaluate the need for insurance and the Policy's long-term investment potential before purchasing a Policy.

AVAILABILITY

We can issue a single life policy for an Insured age 75 or under, or a survivorship policy, if both Insureds are age 75 or under. Under survivorship policies, at least one Insured must be age 20 or older. We will take under consideration applications for Insured(s) up to age 80.

The minimum Genesis I premium is $25,000 ($15,000 if under a 1035 exchange, see Federal Income Tax Considerations, Code Section 1035 Exchanges). The minimum planned annual premium under Genesis Flex will be no more than $5,000.

PLANNED PREMIUMS (GENESIS FLEX ONLY)

Premium payments can be made on a planned basis during the first 10 Policy Years following issue of the Policy or an increase in Face Amount, subject to the above minimum planned annual premium requirements. Subject to Our rules, planned premiums may be available for periods other than 10 years and may be payable on a basis other than annual.

UNPLANNED PREMIUMS

Additional premium payments may be made on an unplanned basis provided the Insured is age 80 or under. Under survivorship policies, both Insureds must be alive and also age 80 or under. The minimum unplanned premium is $5,000 under a Genesis I Policy and $500 under a Genesis Flex Policy. We may also require evidence of insurability for unplanned premiums. See Facts About The Policy, Premium Payments and Making Additional Premium Payments.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, We may reduce the minimum premium requirements. See Other Important Information, Group or Sponsored Arrangements. We may also reduce the charges in a Policy where the initial or total premium payments exceed Our published rules. However, any reductions in Policy charges will reflect difference in costs or services and will not discriminate unfairly against any person.

LIFE INSURANCE PREMIUM PAYMENT TEST (GENESIS FLEX)

Genesis Flex is designed to comply with the Life Insurance Premium Payment Test. As such, certain distributions under a policy, such as loans, receive favorable tax treatment afforded life insurance policies under Federal tax law.

MODIFIED ENDOWMENT CONTRACTS (GENESIS I)

Genesis I is generally a "modified endowment contract". As such, the amount of certain distributions made during the Insured's lifetime, such as policy loans, partial withdrawals or surrenders, will be includible in Your gross income to the extent of any income in the Policy. A 10% penalty tax may also be imposed on income if distributed before You attain age 59 1/2.

For more information on "modified endowment contracts," and the Life Insurance Premium Payment Test, see Federal Income Tax Considerations, Modified Endowment Contracts.

THE DEATH BENEFIT OPTIONS

All Policies are purchased with the Option I Death Benefit in effect. After the first Policy anniversary, while the Insured(s) is living and the Policy is in effect, You may be able to change the Death Benefit Option under the Policy. Thereafter, subject to Our rules, You may change, no more frequently than once every three Policy Years, between the two death benefit options (see below). Currently the Option II Death Benefit is only available for Genesis I.

OPTION I DEATH BENEFIT

The Option I Death Benefit provides a death benefit that is the greater of (i) the Face Amount and (ii) the Variable Insurance Amount.

OPTION II DEATH BENEFIT

The Option II Death Benefit provides a death benefit that is greater of (i) the Face Amount plus the Option II Death Benefit Adjustment and (ii) the Variable Insurance Amount.

CHANGES IN DEATH BENEFIT OPTION

We must receive written notice of any change in death benefit option in a form satisfactory to Us. Any change in death benefit option will take effect on the Processing Date on or next following the date We approve the change. We limit the number of death benefit option changes You can make. See Insurance Benefits, Changing the Death Benefit Option.

For more information on death benefit options, See Facts About the Policy, Death Benefit Options.

CHANGING THE FACE AMOUNT

After the first Policy Anniversary, You may request an increase or decrease in Face Amount. Any increase in Face Amount will be subject to evidence of insurability satisfactory to Us. See Insurance Benefits, Changes in Face Amount.

PERIOD OF COVERAGE

Your Policy will remain in force during the Guarantee Period, regardless of investment experience. However, if there is Debt and the Cash Surrender Value is negative, We can terminate the Policy. After the Guarantee Period, Your Policy will remain in force as long as there is sufficient Cash Surrender Value to cover the charges due. See Insurance Benefits, Guarantee Period. Under the Genesis I Policy, We may limit the Guarantee Period to a specified number of years under group or sponsored arrangements. See Other Important Information, Group or Sponsored Arrangements.

HOW THE DEATH BENEFIT VARIES

The death benefit may increase or decrease on any day depending on Your Policy's Investment Results but will never be less than the Face Amount. See Insurance Benefits, Death Benefit Proceeds.

THE DIVISIONS

There are eleven divisions in Account A offered under this prospectus. You may invest Your Investment Value in up to eleven of these divisions at any time, subject to any restrictions. You may also change Your Investment Value allocation. The divisions of Account A invest in shares of the Series of the Trust, at their net asset value. Each Series has a different investment objective. See Facts About Golden American Account A Divisions.

THE FIXED ACCOUNT

In addition to the divisions of Account A described above, you may also allocate Your Investment Value to the Fixed Account. Premium payments may be allocated to the Fixed Account to the extent elected by you at the time of the initial premium payment or as subsequently elected. We will periodically determine and credit a rate of interest (the "Guaranteed Interest Rate") for at least a one year period from the date of the allocation to the Fixed Account. This rate will be no less than 4% annually and will expire on the last day of the calendar month one year after the allocation to the Fixed Account was made (the "Expiry Date"). The Fixed Account may not be available in Your state. See Facts About Golden American, Account A and The Fixed Account.

HOW THE INVESTMENT VALUE VARIES

Your Policy's Investment Value varies each day based on its Investment Results. You bear the risk of poor investment performance and You receive the benefits from favorable investment performance. See Facts About the Policy, Your Investment Value.

CASH SURRENDER VALUE


You may surrender the policy and receive its cash surrender value at any time. See Your Policy's Benefits, Your Policy's Cash Surrender Value.


PREMIUM PAYMENT ALLOCATION

We allocate Your initial premium to the Liquid Asset Division prior to the end of the Free Look Period. After the Free Look Period, We allocate Your Investment Value to the divisions of Account A you specify. However, if we receive written instructions with your initial premium to allocate all or a portion of such premium to the Fixed Account, we will do so even prior to the end of the Free Look Period. See Facts About the Policy, Allocation of Premium Payments.

CHARGES DEDUCTED FROM YOUR
INVESTMENT VALUE

We periodically deduct charges from Your Investment Value. We deduct any deferred or incurred charges upon surrender. See Charges and Deductions. We also accelerate recovery of any deferred loading for excess partial withdrawals. See Your Policy's Benefits, Taking Partial Withdrawals. We may reduce certain charges under group or sponsored arrangements. See Other Important Information, Group or Sponsored

Arrangements. We may also reduce certain charges for Policies purchased in combination with certain annuity products that We offer. The charges We deduct are:

DEFERRED LOADING

RECOVERY OF DEFERRED LOADING. We deduct a sales load equal to 6.0% of each premium. This sales load is deducted in equal installments over a six-year period (a deduction of 1.0% of premium per year).

INSURANCE BASED CHARGES

TAXES

PREMIUM TAXES. Your premium incurs a charge for premium or other state and local taxes when it is received. For Genesis I Policies We deduct a premium tax charge equal to 2.40% of premium. This premium tax charge is designed to approximate the average premium tax that We expect to pay. Currently, the premium tax charge is deferred and will be deducted in equal annual installments over a six year period (a deduction of 0.40% per year). For Genesis Flex Policies, the amounts We deduct depend on the Insured's state of residence. These charges are expressed as a percentage of premium and can range from 2.0% to 4.0%. See Deductions for Insurance Based Charges, Taxes, PREMIUM TAXES.

CORPORATE TAX CHARGE. We reserve the right to deduct a corporate tax charge equal to 1.38% of each premium payment. When assessed, the charge will be deducted in equal installments over a six year period from the date we receive and accept each premium payment.

ISSUE CHARGES

PER POLICY CHARGE. We charge $200 for Policies written on a single life basis and $300 for Policies written on a survivorship basis. This charge is currently waived for the Genesis I Policy.

DEFERRED FACE AMOUNT CHARGE. We charge an amount per $1,000 of initial Face Amount and any increases in Face Amount deducted in equal installments over a six year period following receipt of the initial premium or increase in face amount. This charge will vary based on the age and sex of the Insured (the younger Insured for survivorship policies) and the Policy chosen and will never exceed a maximum of $12 per $1,000 of Face Amount. A portion of this charge will be considered to be an additional sales load.

MORTALITY CHARGES

MORTALITY COST.   We deduct  an amount  per $1,000 of  Net Amount  at Risk.  The amount is based on each Insured's sex, Attained Age and underwriting class.

MINIMUM DEATH BENEFIT GUARANTEE CHARGE. We deduct an amount per $1,000 of Tabular Net Amount at Risk. The amount is based on the Attained Age of the Insured (the younger Insured for survivorship policies). The charge will never exceed $0.15 per $1,000 of Face Amount per quarter.

TRANSACTION AND OTHER CHARGES

ANNUAL ADMINISTRATIVE CHARGE
  Currently We impose an annual administrative charge of $40. We guarantee the charge will never exceed $80 per Policy Year. If total premiums paid equal $100,000 or more, or if the Investment Value is at least $100,000 at the time the charge is due, the charge will be zero.

LOAN INTEREST CHARGE
  On each Policy Anniversary, We calculate the loan interest charge and deduct it from the Investment Value. This charge is 5.0% annually (accrued daily) of the outstanding loans.

EXCESS ALLOCATION CHARGE
  We currently allow unlimited allocation changes without charge but reserve the right to charge $25 for each allocation change in excess of twelve in a Policy Year. We also reserve the right to limit allocation changes.

PARTIAL WITHDRAWAL CHARGE
  If You take more than four partial withdrawals per Policy Year, We currently do not intend but reserve the right to impose a charge of the lesser of $25 and 2.0% of the amount withdrawn for each additional partial withdrawal.

DEDUCTIONS FROM DIVISIONS OF ACCOUNT A

ASSET BASED CHARGES

MORTALITY AND EXPENSE RISK CHARGE

We deduct from each division of Account A, a daily asset based charge equivalent to an annual rate of 0.90%.

ASSET BASED ADMINISTRATIVE CHARGE

We deduct from each division of Account A, a daily asset based charge equivalent to an annual rate of 0.10%.

TRUST EXPENSES

There are fees and expenses deducted from each Series. See Facts About Golden American, Account A Divisions. The investment performance of the Series and expenses and deductions of certain charges from the Trust will affect Your Investment Value. Please read the Trust prospectus for details.

LOANS
After the Free Look Period, You may borrow up to 90% of the sum of the Cash Surrender Value plus Debt. Any existing Debt will be deducted from a new loan. The interest rate We charge is 5.0% annually. We credit interest on the amount held in Our general account as collateral for policy loans. Portions of the collateral amount may earn interest at different rates, but in no event will any portion earn less than 4.0% annually. We may offer a preferred loan feature. See Your Policy's Benefits, Policy Loans. Loans under "modified endowment contracts" may be subject to a 10% penalty tax. See Federal Income Tax Considerations, Modified Endowment Contracts, PENALTY TAX.

Depending upon the Investment Results and the amounts borrowed, loans may cause a Policy to lapse. If the Policy lapses with a loan outstanding, certain amounts may be included in Your taxable income.

PARTIAL WITHDRAWALS
After the Free Look Period, You may take partial withdrawals from the Investment Value. Partial withdrawals may be taken four times per Policy Year without charge. Partial withdrawals are subject to certain restrictions and partial withdrawals above a maximum amount may be subject to an accelerated recovery of the deferred loading. Under Policies purchased in connection with a 1035 Exchange, partial withdrawals may not be permitted during the first seven Policy Years. See Your Policy's Benefits, Taking Partial Withdrawals.

DOLLAR COST AVERAGING
Under this program, You may choose to have a specified dollar amount transferred from the Fixed Account, the Limited Maturity Bond Division or the Liquid Asset Division to the other divisions of Account A on a monthly basis. The objective of dollar cost averaging is to shield Your investment from short term price fluctuations. See Facts About the Policy, Dollar Cost Averaging.

HOW BENEFITS ARE TAXED
Under current tax law, life insurance policies receive certain tax benefits. Generally, the death benefit is fully excludable from the beneficiary's gross income for Federal income tax purposes according to Section 101(a)(1) of the Internal Revenue Code. You will not be taxed on any increase in Cash Surrender Value while the Policy remains in force unless You take a partial withdrawal or a loan as discussed below.

If You surrender Your Policy for its Cash Surrender Value or take a partial withdrawal, You may recognize ordinary income that would be subject to tax. You may also recognize ordinary income that would be subject to tax upon a loan received under the Policy and, depending upon the circumstances, You may be subject to an additional 10% tax upon surrender of the Policy, a partial withdrawal, or taking a policy loan. See Federal Income Tax Considerations.

CANCELLATION AND EXCHANGE RIGHT
If You return Your Policy during the Free Look Period, We will refund any premiums paid without interest. Generally under a Genesis I Policy, this period ends 10 days from the date You receive the Policy. For purposes of administering Our allocation rules, We deem this period to end 15 days after a Policy is mailed from Our Customer Service Center. Some states may require that We provide a longer Free Look Period.

Under a Genesis Flex Policy, the Free Look Period generally ends on the latest of (i) 10 days after You receive Your Policy, (ii) 45 days from the date You complete part I of the application or enrollment form, or (iii) 10 days from the mailing of the notice of cancellation right. See Your Policy's Benefits, Your Right to Cancel or Exchange Your Policy.

You also have an option during the first 24 months to convert Your Policy so that Your benefits do not vary based on the Net Rate of Return. You may also convert Your Policy if there is a change of the investment adviser of any portfolio or if there is a material change in the investment objectives of or restrictions in any portfolio in which the divisions invest. In each case this conversion is accomplished by transferring Your entire Investment Value to Our general account. See Your Policy's Benefits, Your Right to Cancel or Exchange Your Policy.

REPLACEMENT OF EXISTING COVERAGE
Before purchasing a Policy, the Policyowner should ask his or her registered representative if changing, or adding to, current insurance coverage would be advantageous. Generally, it is not advisable to purchase another policy as a replacement for existing coverage. This is especially true if the primary decision for replacement is based on a comparison of policy illustrations.

ILLUSTRATIONS
Illustrations in this prospectus or used in connection with the purchase of the Policy are based on hypothetical investment rates of return. These rates are not guaranteed. They are illustrative only and should not be deemed a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different than those illustrated.

 FACTS ABOUT GOLDEN AMERICAN, ACCOUNT A AND THE FIXED ACCOUNT.

GOLDEN AMERICAN

Golden American Life Insurance Company ("Golden American") is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is a wholly owned indirect subsidiary of Bankers Trust Company. We are authorized to do business in the District of Columbia and all states except New York. We offer variable annuities and variable life insurance. Administrative services for the Policies are provided at our Customer Service Center, the address is shown on the cover. As of December 31, 1994 Golden American had stockholder's equity of approximately $89.5 million and total assets of approximately $1.04 billion, including approximately $950.3 million of separate account assets.

Bankers Trust Company is a New York banking corporation with executive offices at 280 Park Avenue, New York, NY 10017. As of December 31, 1994, Bankers Trust New York Corporation, parent of Bankers Trust Company, was the seventh largest bank holding company in the United States with total assets of approximately $98 billion. Bankers Trust Company conducts a variety of general banking and trust activities and is leading wholesale supplier of financial services to the domestic and international markets.

In a transaction that closed on September 30, 1992, a wholly owned subsidiary of Bankers Trust Company acquired all of the issued and outstanding capital stock of Golden American and Directed Services, Inc. ("DSI"), an affiliate of Golden American, and related assets. The transaction involved settlement of pre-existing claims of Bankers Trust Company against the former parent company of Golden American and DSI. Under applicable banking law, stock so acquired is subject to various divestiture requirements. While Bankers Trust Company has no immediate intent to divest its ownership of the stock of Golden American and DSI, such a divestiture may occur in the future. In addition, judicial or administrative decisions or interpretations, as well as changes in either U.S. Federal or state banking statutes or regulations, could prevent Bankers Trust Company from continuing to own the stock of Golden American or DSI.

ACCOUNT A

All obligations  under a  Policy  are general  obligations of  Golden  American.
Account A is a separate investment account used to support Our variable life policies and for other purposes permitted by applicable laws and regulations. We may offer other variable life insurance policies investing in Account A which are not described in this prospectus. The assets of Account A are kept separate from Our general account and any other separate accounts We may have.

We own all the assets in Account A. Income and realized and unrealized gains and losses from assets in Account A are credited to or charged against Account A without regard to other income, gains or losses on Our other investment accounts. As required, the assets in Account A are at least equal to the reserves and other liabilities of Account A. These assets may not be charged with liabilities from any other business We conduct. However, if the assets exceed the required reserves and other liabilities, We may transfer the excess to Our general account.

Account A was established pursuant to Minnesota law on July 14, 1988 and following the redomestication of Golden American, operates under Delaware law. Account A may invest in mutual funds, unit investment trusts and other investment portfolios which We determine to be suitable for the Policies' purposes. Account A is treated as a unit investment trust under Federal securities laws. It is registered as an investment company with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the "1940 Act"). It is also governed by the laws of Delaware and other states in which We do business. Registration with the SEC does not involve any supervision by the SEC of the management or investment policies or practices of Account A.

ACCOUNT A DIVISIONS

Currently, each division of Account A invests in a Series of The GCG Trust. DSI serves as the Manager to each Series of the Trust. The Trust and DSI have retained several portfolio managers to manage the assets of the Series. The investment objectives of the various Series are described below. There may be restrictions on the amounts that can be allocated to certain divisions based on state laws and regulations. There is no guarantee that any Series will meet its investment objective. Success in meeting the investment objective of a Series depends on various factors, particularly how well the portfolio manager anticipates changing economic and market conditions.

DSI provides the overall business management and administrative services necessary for the Series' operation and provides or procures the services and information necessary to the proper conduct of the business of the Series. DSI is responsible for providing or procuring, at DSI's expense, the services reasonably necessary for the ordinary operation of the Series. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for assets), taxes (if any) paid by a Series, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. See the Trust prospectus for details.

The Trust pays DSI for its services a monthly fee based on the following percentages of the average daily nets assets of the Series. DSI (and not the Trust) pays each portfolio manager a monthly fee for managing the assets of the Series.

--------------------------------------------------------------------------------


                                                               FEES (based on combined assets of the indicated groups of
SERIES                                                         Series)
-------------------------------------------------------------  -------------------------------------------------------------
Multiple Allocation, Fully Managed,                            1.00% of first $750 million;
Capital Appreciation, Rising Dividends,                        0.95% of next $1.250 billion;
All-Growth, Real Estate,                                       0.90% of next $1.5 billion; and
Natural Resources, Strategic Equity, Small Cap, and Value      0.85% of amount in excess of $3.5 billion
Equity Series:

Emerging Markets Series:                                       1.50% of average daily net assets

Limited Maturity Bond and                                      0.60% of first $200 million;
Liquid Asset Series:                                           0.55% of next $300 million; and
                                                               0.50% of amount in excess of $500 million


--------------------------------------------------------------------------------

The following divisions invest in shares of the corresponding Series.

MULTIPLE ALLOCATION DIVISION

MULTIPLE ALLOCATION SERIES
OBJECTIVE
  The highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital and elimination of unnecessary risk.
INVESTMENTS
  Investment in equity and debt securities and the use of certain sophisticated investment strategies and techniques.
PORTFOLIO MANAGER
  Zweig Advisors Inc.

FULLY MANAGED DIVISION

FULLY MANAGED SERIES
OBJECTIVE
  High total investment return over the long term, consistent with the preservation of capital and prudent investment risk.
INVESTMENTS
  Invests primarily in common stocks. The Series also may invest in fixed income securities and money market instruments to preserve its principal value during uncertain or declining market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long term investments than others.
PORTFOLIO MANAGER
  T. Rowe Price Associates, Inc.

CAPITAL APPRECIATION DIVISION

CAPITAL APPRECIATION SERIES
OBJECTIVE
  Long-term capital growth.
INVESTMENTS
  Invests in common stocks and preferred stock that will be allocated among various categories of stocks referred to as "components" which consist of the following: (i) The Growth Component -- Securities that the portfolio manager believes have the following characteristics: stability and quality of earnings and positive earnings momentum; dominant competitive positions; and demonstrate above-average growth rates as compared to published S&P 500 earnings projections; and (ii) The Value Component -- Securities that the portfolio manager regards as fundamentally undervalued, i.e., securities selling at a discount to asset value and securities with a relatively low price/earnings ratio. The securities eligible for this component may include real estate stocks, such as securities of publicly-owned companies that, in the portfolio manager's judgement, offer an optimum combination of current dividend yield, expected dividend growth, and discount to current real estate value.
PORTFOLIO MANAGER
  Chancellor Trust Company

RISING DIVIDENDS DIVISION

RISING DIVIDENDS SERIES
OBJECTIVE
  Capital appreciation, with dividend income as a secondary objective.
INVESTMENTS
  Investment in equity securities of high quality companies that meet the following four criteria: consistent dividend increases; substantial dividend increases; reinvested profits; and an under-leveraged balance sheet.
PORTFOLIO MANAGER
  Kayne, Anderson Investment Management, Inc.

ALL-GROWTH DIVISION

ALL-GROWTH SERIES
OBJECTIVE
  Capital appreciation.
INVESTMENTS
  Investment in securities selected for their long term growth prospects. PORTFOLIO MANAGER
  Warburg, Pincus Counsellors, Inc.

REAL ESTATE DIVISION

REAL ESTATE SERIES
OBJECTIVE
  Capital appreciation, with current income as a secondary objective.
INVESTMENTS
  Investment in publicly traded equity securities of companies in the real estate industry listed on national exchanges or on the National Association of Securities Dealers Automated Quotation System.
PORTFOLIO MANAGER
  E.I.I. Realty Securities, Inc.

NATURAL RESOURCES DIVISION

NATURAL RESOURCES SERIES
OBJECTIVE
  Long-term capital appreciation.
INVESTMENTS
  Investment in equity and debt securities of companies engaged in the exploration, development, production, and distribution of natural resources.
PORTFOLIO MANAGER
  Van Eck Associates Corporation

VALUE EQUITY DIVISION

VALUE EQUITY SERIES
OBJECTIVE
  Capital appreciation, with dividend income as a secondary objective.
INVESTMENTS
  Investment primarily in equity securities of U.S. and foreign issuers which when purchased meet quantitative standards that indicate above average financial soundness and high intrinsic value relative to price.
PORTFOLIO MANAGER
  Eagle Asset Management, Inc.


STRATEGIC EQUITY DIVISION



STRATEGIC EQUITY SERIES


OBJECTIVE


  Long term capital appreciation.


INVESTMENTS


  Investment primarily in equity securities based on various market timing techniques. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposure to equities when risk/reward characteristics are believed to be less attractive.


PORTFOLIO MANAGER


  Zweig Advisors Inc.



SMALL CAP DIVISION



SMALL CAP SERIES


OBJECTIVE


  Long term capital appreciation.


INVESTMENTS


  Investment primarily in equity securities of companies that, at the time of purchase, have a total market capitalization -- present market value per share multiplied by the total number of shares outstanding -- of less than $1 billion.


PORTFOLIO MANAGER


  Fred Alger Management, Inc.


EMERGING MARKETS DIVISION

EMERGING MARKETS SERIES
OBJECTIVE
  Long term growth of capital.
INVESTMENTS
  Investment primarily in equity securities of companies that are considered to be in emerging market countries in the Pacific Basin and Latin America. Income is not an objective, and any production of current income is considered incidental to the objective of growth of capital.
PORTFOLIO MANAGER
  Bankers Trust Company

LIMITED MATURITY BOND DIVISION

LIMITED MATURITY BOND SERIES
OBJECTIVE
  Highest current income consistent with low risk to principal and liquidity. Also seeks to enhance its total return through capital appreciation when market factors indicate that capital appreciation may be available without significant risk to principal.
INVESTMENTS
  Investment primarily in a diversified portfolio of limited maturity debt securities. No individual security will at the time of purchase have a remaining maturity longer than five and one-half years and the dollar-weighted average maturity of the Series will not exceed five years.
PORTFOLIO MANAGER
  Bankers Trust Company

LIQUID ASSET DIVISION

LIQUID ASSET SERIES
OBJECTIVE
  High level of current income consistent with the preservation of capital and liquidity.
INVESTMENTS
  Obligations of the U.S. Government and its agencies and instrumentalities; bank obligations; commercial paper and short-term corporate debt securities.
TERM
  All issues maturing in less than one year.
PORTFOLIO MANAGER
  Bankers Trust Company

The Trust is an open-end management investment company, commonly known as a mutual fund. The Trust's shares may also be available to certain variable annuity contractowners for investment under such contracts offered by Golden American. This is called "mixed funding."

The Trust may also sell its shares to separate accounts of other insurance companies, both affiliated and not affiliated with Golden American. This is called "shared funding." Although We do not anticipate any inherent difficulties arising from either mixed or shared funding it is theoretically possible that, due to differences in tax treatment or other considerations, the interest of owners of various contracts participating in the Trust might at sometime be in conflict. After the Trust receives the requisite order from the SEC, shares of the Trust may also be sold to certain qualified pension and retirement plans. The Board of Trustees of the Trust, the Trust's Manager and We and any other insurance companies participating in the Trust are required to monitor events to identify any material conflicts that arise from the use of the Trust for mixed and/or shared funding or between various policyowners and pension and retirement plans. For more information about the risks of mixed and shared funding please refer to the Trust prospectus.

You will find further information about the Trust, including the investment risks associated with each Series and a complete description of the Trust's costs and expenses, in the accompanying Trust prospectus. You should read it in conjunction with this prospectus. Additional copies of the Trust prospectus may be obtained by contacting Our Customer Service Center.

CHANGES WITHIN ACCOUNT A

We may from time to time make additional divisions available to You. These divisions will invest in investment portfolios We find suitable for the Policies. We also have the right to eliminate investment divisions from Account A, to combine two or more divisions, or to substitute a new portfolio for the portfolio in which a division invests. A substitution may become necessary if, in Our judgment, a portfolio no longer suits the purposes of the Policies. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. We would get any required approval from the insurance department of Our state of domicile before making such a substitution. Where applicable, this approval process is on file with the insurance department of the jurisdiction in which the Policy is delivered. We would also get any required approval from the SEC and any other required approvals before making such a substitution.

We reserve the right to transfer assets of Account A, which We determine to be associated with the class of Policies to which Your Policy belongs, to another account. We will notify You as soon as practicable of any proposed changes.

When permitted by law, We reserve the right to:

(1) deregister Account A under the 1940 Act;

(2) operate Account A as a management company under the 1940 Act;

(3) restrict or eliminate any voting rights as to Account A; and

(4) combine Account A with other accounts.

THE FIXED ACCOUNT

The Fixed Account is part of the Golden American general account. Interests in the Fixed Account have not been registered under the Securities Act of 1933 ("1933 Act"), and neither the Fixed Account nor the general account has been registered under the 1940 Act. Thus, neither the Fixed Account nor the general account, nor any interest therein, is subject to regulation under the provisions of the 1933 Act or the 1940

Act. Accordingly, the Securities and Exchange Commission has not passed on the disclosure in this prospectus relating to the Fixed Account. Disclosures contained herein with respect to the Fixed Account and the general account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of information. The Fixed Account may not be available in all states.

The general account contains all of the assets of Golden American other than those in certain separate accounts we establish (including Account A). Golden American has sole discretion to invest the assets of the general account, subject to applicable law. Allocation of any amounts to the Fixed Account does not entitle you to share directly in the performance of those assets. Assets supporting amounts allocated to the Fixed Account are available to fund the claims of all classes of our customers, owners, and other creditors.

 FACTS ABOUT THE POLICY

WHO MAY BE COVERED BY A POLICY

We can issue a single life policy for Insureds age 75 or under, or a survivorship policy if both Insureds are age 75 or under. Under survivorship, at least one Insured must be age 20 or older. We will take under consideration applications for Insured(s) up to age 80. We use the Insured's age on the Insured's birthday nearest the Policy Date. The Insureds must also meet Our underwriting requirements for acceptance of both initial and unplanned premium payments. Each Insured will be assigned to an underwriting class according to the method of underwriting We use, the smoking status of the Insured(s) and the classification of the mortality risk of the Insured(s). The classification can be standard, preferred or special.

We use two methods of underwriting:

(1) non-medical underwriting, based mainly on Your answers in the application or enrollment form; and

(2) medical underwriting, based on additional medical information which may include a physical examination.

The underwriting classes combined with the age, sex, and smoking status of the Insured(s) determine the mortality rates We will use in calculating mortality cost deductions, Net Single Premium Factors and Guarantee Periods.
APPLYING FOR A POLICY
  To purchase a Policy You must complete an application or enrollment form and pay an initial premium.

DEATH BENEFIT OPTIONS

All Policies are purchased with the Option I Death Benefit. After the first Policy Anniversary, You may change the death benefit option under Your Policy and thereafter, You may change back and forth between the two, subject to our rules at the time You request the change but no more frequently than once every three Policy Years. See Insurance Benefits, Changing the Death Benefit Option. A table of illustrative premiums for a specified face amount is shown below. This table shows actual premiums that will be paid for $250,000 of coverage at each issue age for males and females. We may accept lower premium payments in the case of Genesis I.

The Option I Death Benefit provides a death benefit that is the greater of (i) the Face Amount and (ii) the Variable Insurance Amount. The Option II Death Benefit provides a death benefit that is the greater of (i) the Face Amount plus the Option II Death Benefit Adjustment, and (ii) the Variable Insurance Amount. See Insurance Benefits, Death Benefit Proceeds.

PREMIUM PAYMENTS

You purchase an initial death benefit, which is the Face Amount under the Option I Death Benefit with an initial premium payment. The minimum initial Genesis I premium is $25,000 ($15,000 if under a 1035 exchange, see Federal Income Tax Considerations, Code Section 1035 Exchanges). The minimum planned annual premium under Genesis Flex will never be more than $5,000.

We may refuse a premium payment if such payment would cause the Net Amount at Risk under the Policy to exceed $2,500,000.

For certain group or sponsored arrangements, We may reduce the minimum premium requirements. We may offer planned premium payment periods of durations other than 10 years. Such durations would cause the illustrative premiums for a specified face amount as shown below to change. We may also reduce the charges in a Policy where the initial or total premium payments exceed amounts We specify in our published rules. However, any reductions will reflect differences in costs or services and will not discriminate unfairly against any person.

                                    GENESIS I

                      TABLE OF ILLUSTRATIVE PREMIUMS WITH
                           A FACE AMOUNT OF $250,000
                            SINGLE LIFE, NON-SMOKER

                     PREMIUM
   ISSUE     ------------------------
    AGE         MALE        FEMALE
-----------  -----------  -----------
        50   $    95,484  $    84,669
        60       128,696      114,574
        70       165,233      151,151

                           SURVIVORSHIP, NON-SMOKERS

        ISSUE AGE
--------------------------
   MALE         FEMALE        PREMIUM
-----------  -------------  -----------
        55            45    $    63,990
        60            55         86,763
        70            65        120,989

                                  GENESIS FLEX

                     TABLE OF ILLUSTRATIVE PLANNED PREMIUMS
                         WITH A FACE AMOUNT OF $250,000
                            SINGLE LIFE, NON-SMOKER

                   PREMIUM
   ISSUE     --------------------
    AGE        MALE      FEMALE
-----------  ---------  ---------
        50   $  11,623  $  10,255
        60      16,354     14,212
        70      23,632     20,170

                           SURVIVORSHIP, NON-SMOKERS

        ISSUE AGE
--------------------------
   MALE         FEMALE        PREMIUM
-----------  -------------  -----------
        55            45     $   7,594
        60            55        10,319
        70            65        14,615

LIFE INSURANCE PREMIUM PAYMENT TEST (GENESIS FLEX)
  Genesis Flex is designed to comply with the Life Insurance Premium Payment Test. As such, certain distributions under a policy, such as loans, should receive favorable tax treatment afforded life insurance policies under Federal tax law.

MODIFIED ENDOWMENT CONTRACTS (GENESIS I)
  Genesis I is generally a "modified endowment contract." As such, the amount of certain distributions made during the Insured's lifetime, such as policy loans, partial withdrawals or surrenders, will be includible in Your gross income to the extent of any income in the Policy ("income-first basis"), and a 10% penalty tax may be imposed on such income distributed before You attain age 59 1/2.

  For more information on "modified endowment contracts," and the Life Insurance
  Premium   Payment  Test,  see  Federal  Income  Tax  Considerations,  Modified
  Endowment Contracts.

MAKING ADDITIONAL PREMIUM PAYMENTS

PLANNED PREMIUMS (GENESIS FLEX ONLY)
  Premium payments can be made on a planned basis during the first ten Policy Years following issue of the Policy or increase in Face Amount subject to Our minimum premium requirements. Subject to Our rules, We may offer planned premium payment periods of other than 10 years. We will send reminder notices for planned premiums that are not paid as part of an automatic withdrawal program. Any change in the amount, period and frequency of planned premiums will be subject to Our rules at the time of the request. Any premium received more than 30 days after a planned premium payment date will be treated as an unplanned premium. In addition, any premium received above the planned premium will also be treated as an unplanned premium.

UNPLANNED PREMIUMS
  Unplanned premiums can be made while coverage is in effect provided the Insured is age 80 or under. Under survivorship policies, both Insureds must be alive and also age 80 or under. Subject to Our rules, the minimum unplanned premium is $5,000 under a Genesis I Policy and $500 under a Genesis Flex Policy. Evidence of insurability based on Our underwriting rules may be required if the unplanned premium would cause the death benefit to increase. Unless otherwise specified, if there is any Debt, any unplanned premium will be used as a loan repayment with any excess applied as an additional premium payment.

GENERAL
  On the date We receive and accept Your additional premium payment:

  (1) The Variable Insurance Amount will increase.
      See Insurance Benefits, Variable Insurance Amount.

  (2) The Investment Value will increase. See Facts
      About the Policy, Investment Value in Each Division.

  (3) The Tabular Value will increase. See Facts
      About the Policy, Tabular Value.

  On the Processing Date on or next following the date We receive and accept the additional premium payment, the guaranteed benefits will increase as follows:

  (1) If the Guarantee Period prior to such premium payment ends before the Maturity Date, the Tabular Value as of the Processing Date will be used to calculate a new Guarantee Period subject to any maximum Guarantee Period shown in the Policy Schedule. Any part in excess of the amount required to increase the Guarantee Period to the Maturity Date will be applied as indicated in (2).

  (2) If the Guarantee Period ends on the Maturity
      Date, the Tabular Value or the excess from (1) will be applied as a net single premium for life to increase the Face Amount.

  (3) The Guarantee Period ends on the earlier of the date determined above and any maximum shown in the Policy schedule.

ALLOCATION OF PREMIUM PAYMENTS

Prior to the end of the Free Look Period, Your initial premium is allocated to the Liquid Asset Division. At the end of the Free Look Period, Your Investment Value will be allocated to the divisions according to Your instructions.
However, if we receive written instructions with your initial premium to allocate all or a portion of such premium to the Fixed Account, we will do so even prior to the end of the Free Look Period.

ADDITIONAL PREMIUM ALLOCATION
  Any additional premiums are allocated to the Liquid Asset Division until accepted according to Our rules. Unless You specify otherwise, additional premium payments will be allocated among the divisions of Account A and the Fixed Account in proportion to the Investment Value in each division of Account A and the Fixed Account on the date the premium is considered to be accepted. If there is no Investment Value attributable to Account A, the additional premium payments will be allocated to the Fixed Account.

YOUR RIGHT TO REALLOCATE

You may reallocate Your Investment Value among the divisions of Account A and the Fixed Account at the end of the free look period. We currently do not assess a charge for allocation changes. We reserve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Policy year. We require that each reallocation of your Investment Value equal at least $250 or, if less, your entire Investment Value within a division or the Fixed Account. We reserve the right to limit, upon notice, the maximum number of reallocations you may make within a contract year. In addition, we reserve the right to defer the reallocation privilege at any time we are unable to purchase or redeem shares of The GCG Trust. We also reserve the right to modify or terminate your right to reallocate your Investment Value at any time in accordance with applicable law. When a reallocation is made, we redeem shares of the Series underlying the divisions you are transferring from at their net asset value. Reallocations from the Fixed Account are subject to the restrictions below. See Transfers from the Fixed Account. To make a reallocation change, you must provide us with satisfactory notice at our Customer Service Center.

We reserve the right to limit the number of reallocations of Your Investment Value among the divisions and the Fixed Account or refuse any reallocation request if we believe that: (a) excessive trading by you or a specific reallocation request may have a detrimental effect on unit values or the share prices of the underlying Series; or (b) we are informed by The GCG Trust that the purchase or redemption of shares is to be restricted because of excessive trading or a specific reallocation or group of reallocations is deemed to have a detrimental effect on share prices of The GCG Trust.

Where permitted by law, we may accept your authorization of third party reallocation on your behalf, subject to our rules. We may suspend or cancel such acceptance at any time. We will notify you of any such suspension or cancellation. We may restrict the divisions that will be available to you for reallocations of premiums during any period in which you authorize such third party to act on your behalf. We will give you prior notification of any such restrictions. However, we will not enforce such restrictions if we are provided evidence satisfactory to us that: (a) such third party has been appointed by a court of competent jurisdiction to act on your behalf; or (b) such third party has been appointed by you to act on your behalf for all your financial affairs.

TRANSFERS FROM THE FIXED ACCOUNT

Any allocation of premium or transfer of Investment Value to the Fixed Account is considered a separate Fixed Account allocation. Transfers from an allocation of the Fixed Account are currently permitted once a year on or within 30 days of the Expiry Date of the Guaranteed Interest Rate. The maximum amount which may be transferred out of such an allocation each year is currently the greater of: (a) 33% of the amount of such allocation, or (b) $2,000. If we receive your transfer request up to 30 days before the Expiry Date, the transfer will be made on the Expiry Date. If we receive your request on or within 30 days after the Expiry Date, the transfer will be made at the end of the valuation period in which a satisfactory transfer request is received at our Service Center. The minimum transfer amount is $250 or the entire remaining amount of the allocation on the transfer date, whichever is less. Unless You specify otherwise, We will transfer amounts from allocations within the Fixed Account from the fixed allocations closest to their respective Rate Expiry Date. These rules are subject to change in the future.

We reserve the right to establish an interest rate for transfers to the Fixed Account that may differ from the rate that we establish for allocations of planned and unplanned premiums to the Fixed Account. We also reserve the right to reduce the amount otherwise available for transfer from the Fixed Account by any amounts that have been previously withdrawn from the Fixed Account.

DOLLAR COST AVERAGING

If You have at least $10,000 of Investment Value in the Fixed Account, the Limited Maturity Bond Division or the Liquid Asset Division, You may choose to have a specified dollar amount transferred to other divisions in Account A on a monthly basis. The main objective of dollar cost averaging is to attempt to shield Your investment from short term price fluctuations. Since the same dollar amount is transferred to other divisions of Account A each month, more units are purchased in a division if the value per unit is low and less units are purchased if the value per unit is high.

A lower average value per unit thus may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets. See Facts About the Policy, Measurement of Investment Experience, INDEX OF INVESTMENT EXPERIENCE AND UNIT VALUE.

Dollar cost averaging may be elected at the time the application or enrollment form is completed or at a later date. The minimum amount that may be transferred each month is $250. The maximum amount which may be transferred is equal to the Investment Value in the Fixed Account, the Limited Maturity Bond Division or the Liquid Asset Division divided by 12. Under this program, transfers will commence on the later of 20 days after the Issue Date and the end of the Free Look Period.

The transfer date will be the same calendar day each month as the Policy Date. The dollar amount will be allocated to the divisions in which You are invested in proportion to Your Investment Value in each division unless you specify otherwise. If, on any transfer date, the Investment Value in the specified division or Fixed Account is equal to or less than the amount You have elected to have transferred, the entire amount will be transferred and the program will end. You may change the transfer amount once each Policy Year, or cancel this program by sending satisfactory notice to Our Customer Service Center at least seven days before the next transfer date. Any transfers under this program will not be included in determining if the excess allocation charge will apply.

WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE

When a distribution is made from an investment portfolio supporting a division of Account A in which reinvestment is not available, We will allocate the distribution, unless You specify otherwise, to the Specially Designated Division.

Such a distribution can occur when (a) an investment portfolio matures, or (b) a distribution from a portfolio cannot be reinvested in the portfolio due to the unavailability of securities for acquisition. When an investment portfolio matures, We will notify You 30 days in advance of that date. To elect an allocation to other than the Specially Designated Division, You must provide satisfactory notice to Us at least seven days prior to the date the portfolio matures. Such allocations are not counted as an allocation change of the Investment Value for purposes of the number of free allocation changes permitted. When a distribution from a portfolio cannot be reinvested in the portfolio due to the unavailability of securities for acquisition, We will notify You promptly after the allocation has occurred. If within 30 days You allocate the Investment Value from the Specially Designated Division to other divisions of Your choice, such allocations will not be included in determining if the excess allocation charge will apply.

YOUR INVESTMENT VALUE

Your Investment Value is the amount available for investment at any time. Prior to the Investment Date, the Investment Value is zero. On the Investment Date, the Investment Value is equal to the premium paid less any charges deducted on such date. We adjust Your Investment Value daily to reflect its Investment Results. See Facts About the Policy, Measurement of Investment Experience.

You may choose up to eleven divisions and the Fixed Account to allocate Your Investment Value among in any way You choose, subject to any restrictions. See Facts About the Policy, Allocation of Premium Payments.

INVESTMENT VALUE IN EACH DIVISION OF ACCOUNT A

On each Valuation Date, the amount of Investment Value in each division of Account A will be calculated as follows:

(1) We take the amount of Investment Value in the division at the end of the preceding Valuation Period.

(2) We    multiply    (1)   by    the    division's   net    rate    of   return
    for the current Valuation Period.

(3) We add (1) and (2) together.

(4) We add to (3) any additional premium payments allocated to the division during the current Valuation Period.

(5) We add or subtract reallocations to or from the division during the current Valuation Period.

(6) We subtract from (5) any partial withdrawal and any associated charges allocated to the division during the current Valuation Period.

(7) We add to (6) any loan repayments or loan interest payments received and subtract any loans which are allocated to the division during the current Valuation Period.

(8) If the Policy Anniversary occurs during the current Valuation Period, We add to (7) the amount allocated to the division for any general account loan interest credit.

(9) If a Processing Date occurs during the current
    Valuation Period, We subtract from (8) the
    amounts allocated to the applicable division for deferred loading, insurance based charges and transaction and other charges. If the Processing Date is also the Policy Anniversary, any loan interest charge will be deducted from the Investment Value. See Charges and Deductions. Amounts in (8) and (9) will be allocated to each division in the proportion that (7) bears to the Investment Value.

(10)If the charges in (9) exceed the amount in (8), We will first calculate the Cash Surrender Value to determine the amount of any overdue charges and then set the amount of Investment Value in each division and the Fixed Account to zero.

TABULAR VALUE

Prior to the Investment Date, the Tabular Value is zero. The Tabular Value on the Investment Date equals the Investment Value on that date. Thereafter, the Tabular Value is calculated in the same manner as the Cash Surrender Value except that: (i) the mortality cost will be based on rates no greater than the guaranteed maximum cost of insurance rates; (ii) currently other charges are not reflected in Our computations; and (iii) the net rate of return will be based on the interest rate used in Our computations, which is currently 4% per year. The Tabular Value calculations do not reflect loans, repayments, or loan interest payments. The Variable Insurance Amount used in computing the Tabular Value is calculated in the same manner as described under Insurance Benefits, except that Tabular Value replaces the Investment Value plus Debt.

MEASUREMENT OF INVESTMENT EXPERIENCE

INDEX OF INVESTMENT EXPERIENCE AND
UNIT VALUE
  The investment experience of Account A is determined on each Valuation Date. We use an index to measure changes in experience during a Valuation Period. We set the index at $10 when the first investments in a division are made. The index for a current Valuation Period equals the index for the last Valuation Period multiplied by the experience factor for the current period.

  We may express the value of amounts allocated to Account A divisions in units. The index of investment experience is equal to the value of one unit. We determine the number of units for a given amount on a Valuation Date by dividing the dollar value of that amount by the index of investment experience for that date.

HOW WE DETERMINE THE EXPERIENCE FACTOR
  For divisions of Account A, the experience factor reflects the investment experience of the portfolio in which the division invests as well as the charges assessed against the division for a Valuation Period. The factor is calculated as follows:

  (1) We take the net asset value of the portfolio in which a division invests as of the end of the current Valuation Period.

  (2) We add to (1) the amount of any dividend or capital gains distribution declared during the current Valuation Period for such portfolio and reinvested in the portfolio. We subtract from that amount a charge for Our taxes, if any.

  (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.

  (4) We subtract the daily mortality and expense risk charge. See Charges and Deductions, Deductions from Divisions of Account A, MORTALITY AND EXPENSE RISK CHARGE.

  (5) We subtract the daily asset based
administrative charge. See Charges and Deductions, Deductions from Divisions of Account A, ASSET BASED ADMINISTRATIVE CHARGE.

  Calculations for divisions investing in mutual fund portfolios are made on a per share basis.

NET RATE OF RETURN FOR ACCOUNT A
  The net rate of return for an Account A division during a Valuation Period is the experience factor for that Valuation Period minus one. See Measurement of Investment Experience, INDEX OF INVESTMENT EXPERIENCE AND UNIT VALUE.

 CHARGES AND DEDUCTIONS

The charges described below are deducted from Your Investment Value. With respect to any Investment Value attributable to the Fixed Account, charges will be deducted from each fixed allocation on a pro rata basis, unless specified otherwise by Us.

DEDUCTIONS FOR DEFERRED LOADING

RECOVERY OF DEFERRED LOADING
  Although the sales load is chargeable to each premium payment when it is received, the amount of the deferred loading is deducted in equal installments on each Policy Anniversary over a six year period following receipt and acceptance of each premium payment. It applies both to the initial and any additional premiums. The deferred loading applicable to each premium payment is 6.0% (a deduction of 1.0% of premium per year). We may lower or waive this load with respect to later premium payments made in connection with Genesis Flex.

  If You surrender the Policy, We will deduct the total amount of any unrecovered deferred loading from the amount We pay You. We also immediately recover a portion of the deferred loading applicable to an excess partial withdrawal. Collection of a portion of the deferred loading due to an excess partial withdrawal may shorten the period of recovery or the last installment amount may be reduced. See Your Policy's Benefits, Taking Partial Withdrawals.

  As a result of the deferred loading structure, a positive net rate of return will give a higher Cash Surrender Value and a negative net rate of return will give a lower Cash Surrender Value than would be the case had the deferred loading been deducted from Your premium.

  We anticipate that Our deferred sales load and the sales load portion of the deferred face amount charge (below) may be insufficient to cover distribution expenses. Any shortfall will be made up from Our general account which may include amounts derived from the mortality and expense risk charge.

DEDUCTIONS FOR INSURANCE BASED CHARGES

PREMIUM TAXES

  Your premium incurs a charge for premium or other state and local taxes.

  For Genesis I Policies We deduct a premium tax charge equal to 2.40% of premium. This premium tax charge is designed to approximate the average premium tax that We expect to pay to state and local governments. The charge will not necessarily equal the premium tax paid by Us with respect to a particular Policy. Currently, the premium tax charge is deferred and will be deducted in equal annual installments over a six year period (a deduction of 0.40% per year). If You surrender Your Genesis I Policy, We will deduct the total amount of any unrecovered deferred premium tax charge from the amount We pay You. We reserve the right to change the amount of the premium tax charge for future premium payments to conform to changes in the average premium tax that We expect to pay.

  For Genesis Flex Policies, the amounts We deduct depend on the Insured's state of residence. These charges are expressed as a percentage of premium which can range from 2.0% to 4.0%. We reserve the right to change this percentage for future premium payments to conform with changes in the law or if the Insured(s) changes state of residence. The charge is deducted from the Investment Value on the first quarterly Processing Date following receipt and acceptance of each premium payment. We deduct any charges for premium taxes incurred but not yet deducted from the amount We pay You if the Policy is surrendered. We return any premium taxes as part of the refund if the Policy is cancelled during the Free Look Period.

CORPORATE TAX CHARGE

  We currently do not but reserve the right to assess a corporate tax charge on premiums. The charge will be deducted from the Investment Value in equal installments on each Policy Anniversary over a six year period following receipt and acceptance of each premium payment.

  If You surrender the Policy, We will deduct the total amount of any corporate tax charge not yet deducted from the amount We pay You. We believe this charge is reasonable in relation to Our increased tax burden resulting from the requirement that We capitalize and amortize policy acquisition expenses over a ten year period. We reserve the right to change the amount We charge for future premium payments to conform with changes in the amount payable by Us under applicable Federal income tax law as of the date(s) of such premium payment(s). See Federal Income Tax Considerations, Deferred Acquisition Costs.

ISSUE CHARGES

PER POLICY CHARGE
  We charge $200 for Policies written on a single life basis and $300 for Policies written on a survivorship basis. This charge is incurred on the Issue Date and deducted from the Investment Value on the first Policy Anniversary. This charge is to reimburse Us for a portion of the cost of underwriting and issuing a Policy. We do not expect to make a profit from this charge. This charge is currently waived for the Genesis I Policy.

DEFERRED FACE AMOUNT CHARGE

  There is a charge assessed that is expressed per $1,000 of initial Face Amount and of any increases in Face Amount. It will vary based on the age and sex of the Insured (the younger Insured for survivorship policies) and on whether a Genesis I or Genesis Flex Policy is chosen. It will never exceed a maximum of $12 per $1,000 of Face Amount. This charge is incurred on the Issue Date or effective date of any increase in Face Amount and deducted from the Investment Value in equal installments on each Policy Anniversary over a six year period following the effective date of such increase in Face

  Amount. We deduct the total amount of any deferred face amount charge not yet deducted when determining the Cash Surrender Value payable if You surrender Your Policy.


  A portion of the deferred face amount charge will reimburse us for the cost of underwriting and issuing a Policy, not covered by the per policy charge (above). The remainder of the deferred face amount charge will be considered to be an additional sales load. This charge together with the deferred sales load above, will not exceed the maximum sales load allowed under the Federal securities laws.

MORTALITY CHARGES

MORTALITY COST
  The mortality cost is deducted from the Investment Value on each quarterly Processing Date and is calculated as follows:

  (1) We determine the death benefit as of the beginning of the Processing Period and adjust it with interest at the rate shown in the Policy to the middle of the Processing Period.

  (2) We subtract from (1) the Cash Surrender Value plus any Debt as of the beginning of the Processing Period, adjusted with interest to the end of the Processing Period. (This is the Net Amount at Risk).

  (3) We determine the current cost of insurance rate per $1,000 based on each Insured's sex, Issue Age, years since the Policy Date and underwriting class.

  (4) We multiply the Net Amount at Risk in (2) by
      (3) and then divide this result by 1,000.

  During the Guarantee Period, in no event will the mortality cost be greater than the amount determined by substituting the Tabular Value for the Cash Surrender Value plus Debt in (2) above and the guaranteed maximum cost of insurance rate per $1,000 for the current cost of insurance rate per $1,000 in
  (3) above. In addition, the Tabular Value will be substituted for the Option II Death Benefit Adjustment in calculating the death benefit in (1) above. See Insurance Benefits, Policy Guarantees.

MINIMUM DEATH BENEFIT GUARANTEE CHARGE
  We deduct an amount per $1,000 of Tabular Net Amount at Risk. The amount is based on the Attained Age of the Insured (the younger Insured for survivorship policies). The charge is deducted from the Investment Value on each quarterly Processing Date during the guarantee Period. The quarterly charge will never exceed $0.15 per $1,000 of Face Amount per quarter.

  The guaranteed death benefit risks are related to potentially unfavorable investment results. One risk is that the Policy's Cash Surrender Value cannot cover the charges due during the Guarantee Period. Another risk is that We may have to limit the deduction for mortality cost. See MORTALITY COST, above.

DEDUCTIONS FOR TRANSACTION AND
OTHER CHARGES

ANNUAL ADMINISTRATIVE CHARGE
  The annual administrative charge covers a portion of Our ongoing administrative expenses. The charge is incurred at the beginning of each Policy Year and deducted from the Investment Value at the end of each Policy Year on the Policy Anniversary. We deduct any annual administrative charge incurred but not yet deducted from the amount We pay You if the Policy is surrendered. If the Investment Value at the end of a policy processing period equals or exceeds $100,000 or the sum of the premiums paid equals or exceeds $100,000, the charge is zero. Otherwise, the amount deducted is $40 per Policy Year. This charge will never exceed $80 per Policy Year. This charge is not designed to produce a profit for Golden American or any affiliate and the annual amount plus the asset based administrative charge (below) will not exceed Our expected cost of the services to be provided over the life of the Policy.

LOAN INTEREST CHARGE
  On each Policy Anniversary, We calculate the loan interest charge and deduct it from the Investment Value. This charge is 5.0% annually (accrued daily) of the outstanding loans. Between Policy Anniversaries, Your Cash Surrender Value will reflect the accrued charge.

EXCESS ALLOCATION CHARGE
  We allow unlimited allocation changes without charge but reserve the right to charge $25 for each allocation change in excess of twelve in a Policy Year. The charge is deducted in proportion to the amount being transferred from each division of Account A or the applicable allocation within the Fixed Account.

PARTIAL WITHDRAWAL CHARGE
  If You take more than four partial withdrawals during a Policy Year, We may impose a charge of the lesser of $25 and 2.0% of the amount withdrawn for each additional partial withdrawal. The charge will be deducted in proportion to the Investment Value in each division or the applicable allocation within the Fixed Account from which the partial withdrawal was taken. See Your Policy's Benefits, Taking Partial Withdrawals. This charge is cost based and is designed to cover Our administrative costs in processing each additional withdrawal.

DEDUCTIONS FROM DIVISIONS OF ACCOUNT A
ASSET BASED CHARGES

MORTALITY AND EXPENSE RISK CHARGE
  We will deduct a daily charge from the assets in each division of Account A to compensate Us for mortality and expense risks We assume under the Policy. The total daily charge is equal to 0.002477% (equivalent to an annual rate of 0.90%) of the assets in each division. Approximately 0.625% is allocated to the mortality risk and 0.275% is allocated to the expense risk. We will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies. We will use any gain for any lawful purpose including any shortfalls on distribution expenses.

  The mortality risk assumed is the risk that Insureds as a group will live for a shorter time than Our actuarial tables predict. As a result, We would be paying more in death benefits than We planned. The expense risk assumed is the risk that it will cost Us more to issue and administer the Policies than We expect.

ASSET BASED ADMINISTRATIVE CHARGE
  We charge each division of Account A with a daily asset based charge to cover a portion of the policy administration. The daily charge is at a rate of 0.000276% (equivalent to an annual rate of 0.10%) of the assets in each division. This charge plus the annual administrative charge (above) will not exceed Our expected cost of the services to be provided over the life of the Policy.

TRUST EXPENSES

There are fees and expenses deducted from each Series. See Facts About Golden American, Account A and the Fixed Account, Account A Divisions. The investment performance of the Series and expenses and deductions of certain charges from the Trust will affect Your Investment Value. Please read the Trust prospectus for details.

 YOUR POLICY'S BENEFITS

YOUR POLICY'S CASH SURRENDER VALUE

Your Policy's Cash Surrender Value fluctuates daily with the Investment Results. With respect to premiums allocated to Account A, We do not guarantee any minimum Cash Surrender Value. On any date, the Cash Surrender Value is equal to the Investment Value less any deferred charges not yet deducted, plus any accrued general account loan interest credit and less any charges incurred and not yet deducted.

SURRENDERING TO RECEIVE THE
CASH SURRENDER VALUE
  You can surrender Your Policy at any time while the Policy is in force. You will receive the Policy's Cash Surrender Value. The surrender will be effective on the date Your written request and the Policy are sent to Us. We will determine the Cash Surrender Value when We receive the written request and the Policy at Our Customer Service Center. You may elect to have this amount paid in a single payment or applied under one or more Income Plans. See Choosing An Income Plan.

  For information on the tax treatment on surrender of a Policy, including Policies that are "modified endowment contracts," see Federal Income Tax Considerations.

POLICY LOANS

After the Free Look Period, You may use Your Policy as collateral to borrow funds from Us, by sending in a written request in a form satisfactory to Us. The minimum loan We will make is $500. The maximum amount You can borrow at any time is the difference between the loan value (90% of the Policy's Cash Surrender Value plus the Debt) and the Debt (the outstanding loan plus accrued interest). Unless specified otherwise, the amount of the loan will be taken from the Investment Value in proportion to the amount of Investment Value in each division in which You are invested.

We calculate Your new loan to equal any Debt plus the current amount You borrow. Certain states may not permit Us to impose a minimum on the amounts You can borrow or repay. The minimum and maximum amounts will be shown in Your Policy.

You may repay all or part of the loan any time while the Policy is in force. Each repayment must be at least $500 or the amount of the Debt, if less. Unless otherwise specified, loan repayments will be allocated in proportion to the amount of Investment Value in each division.

For Genesis I Policies, there may be a 10% penalty tax on loans. For information on the tax treatment of loans from policies that are "modified endowment contracts," see Federal Income Tax Considerations, Modified Endowment Contracts, PENALTY TAX.

INTEREST
  While a policy loan is outstanding, We will charge interest at 5.0% annually. See Charges and Deductions, Transaction and Other Charges, LOAN INTEREST CHARGE. Interest accrues each day and payments are due at the end of each Policy Year. If You do not pay the interest when due, We add it to Your loan. Generally, interest paid on a policy loan is not tax-deductible. See Federal Income Tax Considerations, Loans. The sum of outstanding loans plus accrued interest is called Debt.

  If on any Valuation Date there is Debt outstanding and the Cash Surrender Value is negative, We will terminate the Policy 31 days after We send You an overloan notice. We will notify You and anyone who holds the Policy as collateral at their last known address. To avoid termination, You must pay Us at least the minimum repayment amount, listed in the notice before the 31 day period ends.

LOAN INTEREST CREDIT

  When You take a loan, We transfer an amount equal to the amount You borrowed out of Your divisions and hold it as collateral in Our general account. We will credit interest to portions of the collateral amount at a rate of 4% per annum (and, on a current basis, 5% for "Preferred Loans"). Any loan interest credit will be added to the Investment Value on each Policy Anniversary. Between Policy Anniversaries, Your Cash Surrender Value will reflect the accrued credit.



  With respect to Genesis I Policies, loans where the amount of the collateral is equal to the Investment Value less the total of all premium payments under the Policy and the initial loan being carried over on a 1035 Exchange are considered "Preferred Loans". With respect to Genesis Flex Policies, all new loans taken after the later of attained age 60 or the tenth Policy Anniversary are considered "Preferred Loans".


EFFECT ON DEATH BENEFIT AND
CASH SURRENDER VALUE
  Whether or not You repay a policy loan, taking a loan will have a permanent effect on Your Cash Surrender Value and may have a permanent effect on Your death benefit. This is because the collateral for Your loan does not participate in the Investment Results while the loan is outstanding. If the amount credited to the collateral is more than Investment Results, the Cash Surrender Value will be higher, as may be the death benefit. Conversely, if the amount credited is less, the Cash Surrender Value will be lower as may be the death benefit.

TAKING PARTIAL WITHDRAWALS

After the Free Look Period, You may take partial withdrawals from the Investment Value. Under Policies purchased in connection with a 1035 Exchange, partial withdrawals may not be permitted during the first seven Policy Years.

Unless You specify otherwise, the amount of the withdrawal will be taken in proportion to the Investment Value in each division in which You are invested. Partial withdrawals may not be repaid and in no event may a partial withdrawal be greater than 90% of the Investment Value less any applicable unrecovered deferred loading.

You may take a partial withdrawal four times per Policy Year without charge. Your request for a partial withdrawal must be in a written form satisfactory to Us. The effective date of a partial withdrawal will be the date We receive Your written request at Our Customer Service Center. If You take more than four partial withdrawals in a Policy Year, We may impose a charge of the lesser of $25 and 2.0% of the amount withdrawn for each additional partial withdrawal.

The minimum partial withdrawal amount is $1,000 and the maximum amount of all partial withdrawals that may be withdrawn during a Policy Year without accelerating recovery of the deferred loading is 15% of the Investment Value. See ACCELERATED RECOVERY OF DEFERRED CHARGES, below. The maximum amount You may withdraw is further limited by the minimum Face Amount and Guarantee Period requirements of the Policy. See EFFECT OF A PARTIAL WITHDRAWAL ON GUARANTEED BENEFITS, below.

ACCELERATED RECOVERY OF DEFERRED CHARGES

  An excess partial withdrawal is the amount by which the sum of all partial withdrawals taken during a Policy Year plus the current partial withdrawal exceed 15% of the Investment Value on the date of the withdrawal. An excess partial withdrawal will be considered a partial surrender of the Policy and We will recover a pro rata portion of the unrecovered deferred charges. Such amount will be deducted in proportion to the Investment Value in each division or the Fixed Account from which the excess partial withdrawal was taken.

  Collection of a portion of the deferred loading for an excess partial withdrawal may shorten the period during which the deferred loading is recovered, or the last installment amount may be reduced. For example, the following Genesis I example assumes a $100,000 initial premium (with deferred loading of $6,000 recovered at the rate of $1,000 per Policy

  Year for six years and premium taxes of $2,400 recovered at the rate of $400 per Policy Year for six years), an Investment Value of $120,000 and unrecovered deferred charges in the amount of $4,200 at the beginning of the fourth Policy Year.


  If a partial withdrawal of $30,000 were taken, $18,000 of this amount could be taken without accelerating recovery of the deferred loading ($120,000 X .15). The amount of deferred loading to be deducted immediately due to the excess withdrawal amount would be determined by first calculating the percentage of the Investment Value by which the withdrawal is in excess of the maximum (($30,000 - $18,000) DIVIDED BY $120,000). Then this percentage is applied to the current amount of the unrecovered deferred loading ($4,200 X.10 = $420) to determine the amount of unrecovered deferred loading to be deducted from the Investment Value as of the date of the withdrawal.


  If the Policy were surrendered following the partial withdrawal, the unrecovered deferred loading deducted from the Investment Value would be $3,780 ($4,200 - $420). If instead, the Policy were surrendered at the beginning of the sixth Policy Year assuming no additional payments or further partial withdrawals, the unrecovered deferred loading deducted upon surrender would be $980 ($1,400 - $420).


PARTIAL WITHDRAWALS IN GENERAL
  We will send You a notice of how Your Policy benefits are affected by a partial withdrawal. A partial withdrawal made before the taxpayer reaches age 59 1/2 may result in imposition of a tax penalty of 10% of the taxable portion withdrawn. FOR INFORMATION ON THE TAX TREATMENT OF PARTIAL WITHDRAWALS, INCLUDING THE TREATMENT FOR POLICIES THAT ARE MODIFIED ENDOWMENT CONTRACTS, SEE FEDERAL INCOME TAX CONSIDER-
  ATIONS.

EFFECT OF A PARTIAL WITHDRAWAL ON THE INVESTMENT VALUE AND DEATH BENEFIT
  As of the effective date of a partial withdrawal:

  (1) The Investment Value of the Policy is reduced by the partial withdrawal and any associated charges.

  (2) Unless You specify otherwise, the reduction in Investment Value will be taken in proportion to the Investment Value in each division in which You are invested as of the effective date of the partial withdrawal. If there is insufficient Investment Value in the divisions, the remaining reduction will be deducted from Your allocations to the Fixed Account.

  (3) Any amounts paid in accordance with the SUICIDE provision of the Policy will be reduced by the amount of any partial withdrawals and any associated charges.

  (4) The Variable Insurance Amount will reflect the partial withdrawal and any associated charges.

      As of the Processing Date on or next following the effective date of a partial withdrawal the guaranteed benefits may decrease. See EFFECT OF A PARTIAL WITHDRAWAL ON GUARANTEED BENEFITS, below. If the death benefit becomes payable before the Processing Date on or next following the effective date of a partial withdrawal, We will deduct the amount of the partial withdrawal from the death benefit proceeds payable, if the death benefit is determined to be the Face Amount.

EFFECT OF A PARTIAL WITHDRAWAL ON
GUARANTEED BENEFITS
  A partial withdrawal may affect the guaranteed benefits under the Policy. The change, if any, in the Face Amount and Guarantee Period as of the Processing Date on or next following the effective date of a partial withdrawal will be calculated as follows:

  (1) Prior to effecting the partial withdrawal, We calculate the death benefit as of the date of the partial withdrawal.

  (2) We subtract from (1) the amount of the partial withdrawal and any associated charges.

  (3) If   the    amount    determined    in    (2)    is    less    than    the
      Face Amount, We reduce the Face Amount to the amount determined in (2).

      Decreases in the Face Amount could result in the Policy becoming a "modified endowment contract." See Federal Income Tax Considerations, Modified Endowment Contracts.

  (4) The Tabular Value as of such Processing Date and the Face Amount will be used to calculate a new Guarantee Period. The Guarantee Period ends on the earlier of the date so determined and any maximum shown in the Policy. In no event will We allow a partial withdrawal that will reduce the Guarantee Period below the minimum shown in the Policy or reduce the Face Amount below the amount We would then allow.

YOUR RIGHT TO CANCEL OR EXCHANGE YOUR POLICY

CANCELLING YOUR POLICY
  You may cancel Your Policy within the Free Look Period and We will refund any premiums paid without interest. Generally under a Genesis I Policy, this period ends 10 days from the date You receive the Policy. For purposes of administering Our allocation rules, We deem this period as ending 15 days after a Policy is mailed from Our Customer Service Center. Some states may require a longer Free Look Period.

  Under a Genesis Flex Policy, the Free Look Period generally ends on the latest of (i) 10 days after You receive Your Policy, (ii) 45 days from the date You complete part I of the application or enrollment form, or (iii) 10 days from the mailing of the notice of cancellation right.

  If You cancel the Policy, We will require that You wait six months before applying to Us again.

EXCHANGING YOUR POLICY
  During the first 24 months after the Issue Date, You may convert the Policy so that Your benefits do not vary based on the Net Rate of Return. In effect, We make this option available to You by permitting You to reallocate all of the Policy's Investment Value to Our general account. At the time of such election, there will be no effect on the Policy's Face Amount, Net Amount at Risk, underwriting class(es), or Issue Age(s). We will not ask for evidence of insurability.

  This right of conversion will also be offered at any time there is a change in the investment adviser of any portfolio or if there is a material change in the investment objectives or restrictions of any portfolio in which the divisions invest. We will notify You if there is any such change. You will be able to convert Your Policy within 60 days after Our notice or the effective date of the change, whichever is later.

 INSURANCE BENEFITS

DEATH BENEFIT PROCEEDS

We will pay the death benefit proceeds to the beneficiary when We receive due proof of the death (such as an official death certificate) of the Insured under a single life policy, or both Insureds under a survivorship policy, and all other requirements.

Death benefit proceeds are determined on the date of death of the Insured(s) as follows:

(1) We determine the death benefit.

(2) We subtract from (1) any Debt.

(3) If the Insured(s) dies during a grace period We subtract from (2) the sum of any overdue charges and any charges incurred to the date of death. See When Your Guarantee Period Ends Before the Maturity Date, GRACE PERIOD.

OPTION I DEATH BENEFIT
  If the Option I Death Benefit is in effect on the date of death, the death benefit is the greater of:

  (1) the Face Amount as of the prior Processing
      Date; and

  (2) the Variable Insurance Amount as of the date of death.

  If at the time the death benefit proceeds become payable, an additional premium payment has been accepted and/or a partial withdrawal has been made since the last Processing Date, the death benefit used to determine proceeds payable will be calculated as the greater of:

  (1) the Face Amount calculated as of the prior
      Processing Date plus any additional premium payments, less any partial withdrawals; and

  (2) the Variable Insurance Amount as of the date of death.

OPTION II DEATH BENEFIT
  If the Option II Death Benefit is in effect on the date of death, the death benefit is the greater of:

  (1) the Face Amount as of the prior Processing
      Date plus the Option II Death Benefit Adjustment as of the date of death (see below); and

  (2) the Variable Insurance Amount as of the date of death.

OPTION II DEATH BENEFIT ADJUSTMENT
  The Option II Death Benefit Adjustment is calculated as the greater of (i) the Option II Guaranteed Death Benefit and (ii) the Investment Value plus Debt.

OPTION II GUARANTEED DEATH BENEFIT
  On the Issue Date the Option II Guaranteed Death Benefit is equal to the premiums paid. On subsequent Valuation Dates during the Guarantee Period, the Option II Guaranteed Death Benefit is calculated as follows:

  (1) We take the Option II Guaranteed Death
Benefit from the prior Valuation Date;

  (2) We calculate interest at the Option II
Guaranteed Death Benefit Interest Rate (as defined below);

  (3) We add (1) and (2);

  (4) We add to (3) any premiums paid during the current Valuation Period; and

  (5) We subtract from (4) any partial withdrawals taken during the current Valuation Period.

However, in no event will the Option II Guaranteed Death Benefit be greater than two times the sum of each premium paid less any partial withdrawals associated with each premium paid. After the Guarantee Period, the Option II Guaranteed Death Benefit is zero.

The Option II Guaranteed  Death Benefit Interest Rate  is equal to 7%;  however,
(i) for the Liquid Asset Division it is equal to the net rate of return during the current Valuation Period, if less than an annualized rate of 7%; (ii) for the Fixed Account it is equal to the rate of interest credited to such amounts during the current Valuation Period, if less than an annualized rate of 7%; and
(iii) for amounts transferred to the general account as collateral for any policy loans it is equal to the rate of interest credited to such amounts during the current Valuation Period, if less than an annualized rate of 7%.

PAYMENT OF DEATH BENEFITS PROCEEDS
  The beneficiary should contact Our Customer Service Center for instructions. We usually pay the proceeds within seven days after We receive due proof of the death of the applicable Insured(s) and all other requirements. We may delay payment of all or part of the death benefit proceeds under certain circumstances. See Other Important Information, Other General Policy Provisions, PAYMENTS WE MAY DEFER. Interest will be paid on death benefit proceeds at an annual rate of at least 3.5% from the date of death of the applicable Insured(s) to the date of payment. Interest will never be less than required by applicable law.

VARIABLE INSURANCE AMOUNT

The Variable Insurance Amount will vary daily based on the Investment Results, premium payments made and partial withdrawals taken and will be determined as follows:

(1) We determine the Investment Value;

(2) We add any Debt;

(3) We multiply by the Net Single Premium Factor.

It will never be less than the amount required by applicable law to keep the Policy qualified as life insurance.

NET SINGLE PREMIUM FACTOR

The Net Single Premium Factor is based on the Attained Age, sex and underwriting class of the Insured(s). It decreases as an Insured's age increases. As a result, the Variable Insurance Amount will decrease in relationship to the Policy's Investment Value as the Insured's age increases. Also, Net Single Premium Factors may be higher for a woman than for a man of the same age. A table of Minimum Net Single Premium Factors is included in the Policy.
                   TABLES OF ILLUSTRATIVE MINIMUM NET SINGLE
                                PREMIUM FACTORS

                           SINGLE LIFE, MALE, AGE 35,
                                   NON-SMOKER

  POLICY        NSP
   YEAR       FACTOR
-----------  ---------
         1    4.28987
         5    3.74881
        10    3.17597
        15    2.70250
        20    2.31286
        25    1.99777
        30    1.74514
        35    1.54717
        40    1.39370
        45    1.28082
        50    1.19623
        55    1.13703
        60    1.08538
        65    1.02207

                     SURVIVORSHIP, MALE AND FEMALE, AGE 35,
                                  NON-SMOKERS

  POLICY        NSP
   YEAR       FACTOR
-----------  ---------
         1    6.43408
         5    5.50113
        10    4.52680
        15    3.73086
        20    3.08264
        25    2.55812
        30    2.13693
        35    1.80584
        40    1.55097
        45    1.36578
        50    1.23618
        55    1.15170
        60    1.08806
        65    1.02207

CHANGES IN FACE AMOUNT

After the first Policy Anniversary, You may request a change in the Face Amount under Your Policy. The request for any change must be in written form satisfactory to Us.

INCREASING THE FACE AMOUNT
  To increase the Face Amount, a supplemental application or enrollment form must be submitted. Any increase will be subject to evidence of insurability satisfactory to Us. Such increase must at least equal the minimum increase We then allow. The increase will take effect on the Processing Date on or next following the date We approve such increase.

DECREASING THE FACE AMOUNT
  Any decrease in Face Amount will take effect on the Processing Date on or next following the date We approve the written request for the decrease. Such decrease must at least equal the minimum decrease We then allow. If there have been any prior increases in Face Amount, the decrease will first be applied against the prior increases in the reverse order of their effective dates. Decreases in Face Amount will be subject to Our rules at the time of request.

  Decreases in the Face Amount could result in the Policy becoming a "modified endowment contract." See Federal Income Tax Considerations, Modified Endowment Contracts.

WHEN A CHANGE IN FACE AMOUNT IS MADE
  The Tabular Value will be used to calculate a new Guarantee Period. Any part of the Tabular Value in excess of the amount required to increase the Guarantee Period to life will be applied as a net single premium for life to increase the Face Amount.

GUARANTEE PERIOD


The death benefit under your Policy is subject to a guaranteed minimum amount for a guaranteed minimum period of time regardless of Investment Results. The guaranteed minimum amount is your Policy's Face Amount and the Policy's Guarantee Period is the minimum period of time We guarantee that your Policy will remain in force regardless of its Investment Results. However, if there is Debt, and your Cash Surrender Value is negative, We will terminate your Policy before the end of the Guarantee Period unless sufficient payment is made. See Your Policy's Benefits, Policy Loans.



Your Guarantee Period at issue depends upon your initial premium payment and Face Amount. Thereafter, the Guarantee Period may change if (1) you take a partial withdrawal, (2) you pay a planned or unplanned premium, or (3) you change the Face Amount of your Policy. For Genesis Flex, each planned premium extends the Guarantee Period, and if all planned premiums are paid as planned and the Insured(s) are in a standard or better underwriting class, the Guarantee Period will last until the Maturity Date of your Policy. For Genesis I, if you elect the minimum face amount we allow for a given single premium and the Insured(s) are in a standard or better underwriting class, the Guarantee Period will last until the Maturity Date of your Policy; however, if you elect a face amount greater than such minimum, your Guarantee Period will end before the Maturity Date.



The Guarantee Period will be calculated using (1) rates no greater than the guaranteed maximum cost of insurance rates shown in the Policy and (2) a 4.0% interest assumption. For a given premium payment and Face Amount, the Guarantee Period will differ depending on the age, sex and underwriting class of the Insured(s). For example under a single life policy, for the same premium and Face Amount, an older Insured will have a shorter Guarantee Period than a younger Insured of the same sex and in the same underwriting class.


CHANGING THE DEATH BENEFIT OPTION (GENESIS I ONLY)

After the first Policy Anniversary, while the Insured(s) is living and the Policy is in effect, You may change the death benefit option. However, changes may be made no more frequently than once every three Policy Years. We must receive written notice of any change in a form satisfactory to Us. Any change in death benefit option will take effect on the Processing Date on or next following the date We approve the change. When the change is from the Option II Death Benefit to the Option I Death Benefit, We will increase the Face Amount in force by the amount of the Option II Death Benefit Adjustment, as of the date of the change. If the change is from the Option I Death Benefit to the Option II Death Benefit, We will decrease the Face Amount in force by the amount of the Option II Death Benefit Adjustment, as of the date of the change. These increases and decreases in Face Amount are made so that the death benefit remains the same on the date of the change. Changes in death benefit options are subject to Our rules at the time of the change.

LIFETIME GUARANTEE OPTION

  Subject to Our rules, you may be available for a lifetime guarantee option if the Guarantee Period under Your Policy ends before the Maturity Date, You may request a change to Your Policy such that the Guarantee Period will end on the Maturity Date. The request must be in a written form satisfactory to Us. On the date We receive Your request, if the Option II Death Benefit is in effect under Your Policy, We will first change the death benefit option to the Option I Death Benefit and then change the Face Amount such that the Guarantee Period will end on the Maturity Date. If the Option I Death Benefit is already in effect under Your Policy, We will change the current Face Amount such that the Guarantee Period will end on the Maturity Date. See Insurance Benefits, Guarantee Period.

GENERAL
  When a change in Face Amount is made, the Tabular Value will be used to calculate a new Guarantee Period. Any part of the Tabular Value in excess of the amount required to increase the Guarantee Period to the Maturity Date, will be applied as a net single premium to the Maturity Date to increase the Face Amount. See Facts About the Policy, Tabular Value.

WHEN YOUR GUARANTEE PERIOD ENDS BEFORE THE MATURITY DATE

After the end of the Guarantee Period and a grace period, We may cancel Your Policy if the Cash Surrender Value on a Processing Date will not cover the charges due. See Charges and Deductions.

GRACE PERIOD
  We will notify You before cancelling Your Policy. You will have 61 days (the "grace period") from the date We mail the notice to You, to pay Us the charges due on the Processing Date when Your Cash Surrender Value becomes insufficient. (In certain states the amount of the required payment may differ and the amount will be shown on the notice We mail to You). We will not cancel Your Policy until the end of this grace period. Any excess of the payment above the overdue charges will be treated as an additional premium payment. See Making Additional Premium Payments.
REINSTATING YOUR POLICY
  If We cancel Your Policy, You may reinstate it while the Insured (both of the Insureds for survivorship policies) is still living provided that:

  (1) You request the reinstatement within three years after the end of the grace period;

  (2) We receive satisfactory evidence of insurability;
      and

  (3) You pay Us at least the reinstatement cost, which is the minimum payment for which We would then issue the Policy based on the Attained Age and underwriting class of the Insured(s) as of the effective date of the reinstatement.

      Your reinstated Policy will be effective on the Processing Date on or next following the date We approve Your reinstatement application.

POLICY GUARANTEES

Although Your Policy values depend on the Investment Results and the amount of Cash Surrender Value in Account A is not guaranteed, the Policy does provide the following guarantees.

GUARANTEE PERIOD
  We guarantee that the Policy will stay in force during the Guarantee Period. We will not cancel the Policy during the Guarantee Period unless there is Debt and the Cash Surrender Value is negative. See Your Policy's Benefits, Policy Loans. We will hold a reserve in Our general account to support this guarantee.

MORTALITY COST
  Each Policy guarantees maximum mortality rates of 100% of the 1980 CSO Mortality Tables adopted by the National Association of Insurance
  Commissioners. Policies issued in one of the special classes will have guaranteed maximum mortality rates based on multiples of the 1980 CSO Mortality Tables that are appropriate for the risks involved. We may use current tables that are less but never greater than these rates.

  We limit the mortality cost if investment results are unfavorable. See Charges and Deductions, Mortality Charges. In effect, during the Guarantee Period You will not be charged for mortality costs that are greater than those for a comparable fixed policy based on 4.0% interest and the same guaranteed mortality rates.

 CHOOSING AN INCOME PLAN

We offer several income plans to provide for payment of the death benefit proceeds to the beneficiary. You may choose one or more income plans at any time while the Policy is in force. If no plan has been chosen when the death benefit is payable, the beneficiary has one year to apply the death benefit proceeds to one or more of the plans. You may also choose one or more income plans on surrender of the Policy.

Plans 1, 2 and 3 are supported by Our general account assets and do not vary to reflect investment experience of the Account. Plan 4 may be supported by a separate account in which case it will vary with investment experience.

Our approval is needed for any plan where:

  (1) the person named to receive payment is other than the owner or beneficiary; or
  (2) the person named is not a natural person, such as a corporation; or

  (3) any income payment would be less than $500.

  The income plans are:

PLAN 1: INCOME FOR A FIXED PERIOD
  Payments are made in equal installments for a fixed number of years.

PLAN 2: INCOME FOR LIFE
  Payments are made to the person named in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain are available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until payments equal the amount applied.

PLAN 3: JOINT LIFE INCOME
  Payments are made in monthly installments as long as at least one of two named persons is living. Payments end completely when both named persons die.

PLAN 4: ANNUITY PLAN
  An amount can be used to purchase any single premium annuity We offer. We will issue a written agreement putting the plan into effect.

PAYMENT WHEN NAMED PERSON DIES

When the person named to receive payment dies, We will pay any amounts still due as provided by the plan agreement. The amounts still due are determined as follows:

(1) For plans 1, 2, or any remaining guaranteed payments, payments will be continued. Under plans 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means We deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The annual discount interest rate is 3.0% for plan 1 and 3.50% for plan 2. We will, however, base the discount interest rate on the interest rate used to calculate the payments for plans 1 and 2 if such payments were not based on the tables in the Policy.

(2) For plan 3, no amounts are payable after both named persons have died.

(3) For plan 4, the annuity agreement will state the amount due, if any.

 OTHER IMPORTANT INFORMATION

OTHER GENERAL POLICY PROVISIONS

OWNERSHIP
  The Policyowner is usually the Insured, unless another owner has been named in the application or enrollment form. The Policyowner has all rights and options described in the Policy.

  If You, the Policyowner, are not the Insured, You may want to name a contingent owner. If You die before the Insured, the contingent owner will own the Policy and have all Your rights. If You do not name a contingent owner, Your estate will own the Policy at Your death.

CHANGING THE OWNER
  During Your lifetime, You have the right to transfer ownership of the Policy. The new owner will have all rights and options described in the Policy. The Change will be effective as of the day the notice is signed, but will not affect any payment made or action taken by Us before receipt of the change at Our Customer Service Center. See Federal Income Tax Considerations, Change of Ownership or Assignment.

NAMING BENEFICIARIES
  On the death of the Insured (single life), or the last surviving Insured (survivorship), We will pay the beneficiary the death benefit proceeds. If the beneficiary has died, We pay the contingent beneficiary. If no contingent beneficiary is living, We pay the estate of the Insured under a single life policy, or the last surviving Insured under a survivorship policy.

  You   may  name   more  than  one   person  as   beneficiaries  or  contingent
  beneficiaries. We will pay them in equal shares unless You give other instructions.

  You have the right to change beneficiaries unless the beneficiary designation has been made irrevocable. If the designation is irrevocable, the beneficiary must consent when You exercise certain rights and options under the Policy. Any change in beneficiary will be effective as of the day the notice is signed, but will not affect any payment made or action taken by Us before receipt of the change at Our Customer Service Center.

INCONTESTABILITY
  We rely on statements made in the application or enrollment form. Legally, they are considered representations, not warranties. We can contest the validity of a Policy if any material misstatements are made in the initial application or enrollment form. We can also contest the validity of any change in face amount requested by You if any material misstatements are made in any application required for that change. We can also contest any amount of death benefit which would not be payable except for the fact that an additional premium which requires evidence of insurability was paid if any material misstatements are made in any application required with the additional premium.

  We will not contest the validity of a Policy after it has been in effect during the Insured's lifetime (or during the lifetime of at least one of the Insureds for survivorship policies) for two years from the date of issue. We can also contest any change in face amount requested by the Policyowner after the change has been in effect during the Insured's lifetime (or during the lifetime of at least one of the Insureds for survivorship policies) for two years from the date of the payment. Nor will We contest any amount of death benefit attributable to an additional payment after such death benefit has been in effect during the Insured's lifetime (or during the lifetime of at least one of the Insureds for survivorship policies) for two years from the date of the payment.

  For survivorship policies, after the second Policy Anniversary We will send You by certified mail, a request for notification of the death of either Insured. If the death of either Insured has occurred and You fail to reply to such request and provide proof of death of either Insured, if applicable, We may contest the validity of coverage under the Policy.

  If their Policy is reinstated, this provision will be measured from the effective date of the reinstated Policy.

POLICY VALUES REPORTS
  After the end of each calendar quarter You will receive a statement of the allocation of Your Investment Value, death benefit, Cash Surrender Value, any Debt and Your current Face Amount and Guarantee Period. All figures will be as of the last day of the prior calendar quarter. It will also include any other information that may be currently required by the state insurance department of the jurisdiction in which the Policy is delivered.

  You will also receive annual reports containing a financial statement for Account A and any shareholder reports of the Trust, as well as any other reports, notices or documents required by law to be furnished to You.

POLICY CHANGES -- APPLICABLE TAX LAW
  For You to receive the tax treatment accorded to life insurance under Federal law, Your Policy must qualify initially and continue to qualify as life insurance under the Internal Revenue Code or successor law. Therefore, to assure this qualification, We have reserved the right to defer acceptance of or to return any additional payments that would cause the Policy to fail to qualify as life insurance under applicable tax law. Further, We reserve the right to make changes in the Policy or its optional benefit riders or to make distributions from the Policy to the extent We find it necessary to continue to qualify Your Policy as life insurance. Any such changes will apply uniformly to all Policies that are affected and You will be given advance written notice of such changes. See Federal Income Tax Considerations.

IN CASE OF ERRORS ON THE APPLICATION
  If an Insured's age or sex has been misstated on the application or enrollment form, the death benefit shall be that which would be purchased by the mortality cost determined for the current Processing Period based on the correct age and sex. In addition, the benefit provided by any optional benefit rider shall be the amount purchased by the rider deduction for the current Processing Period based on the correct age and sex.

SENDING NOTICE TO US
  Any written notices or requests should be sent to Our Customer Service Center. The address is shown on the Cover Page. Please include Your name, policy number and if You are not an Insured, the name(s) of the Insured(s).

SUICIDE
  For single life policies, if an Insured commits suicide within two years from the Policy's Issue Date or an increase in the Policy's face amount, We will pay only a limited death benefit. The benefit will be equal to the premium payments made or, in the case of an increase in face amount, the death benefit that would otherwise have been payable had no increase in face amount been made. If an Insured commits suicide within two years of any date We receive and accept an additional payment, any amount of death benefit which would not be payable except for the fact that the additional payment was made will be limited to the amount of the additional payment.

  For survivorship policies, if either Insured commits suicide within two years from the Policy's Issue Date, upon notification We will issue coverage to the last surviving Insured on a single life basis as of the Issue Date. If there is no surviving Insured, the death benefit will be limited to the amount of the premium payments made.

  If the last surviving Insured commits suicide within two years of the effective date of any increase in face amount requested by the Policyowners, we will terminate the coverage attributable to such increase in face amount and pay only a limited benefit. The limited benefit will be the amount of mortality cost deductions made for such increase.

  If the last surviving Insured commits suicide within two years of any date We receive and accept an additional premium which requires evidence of insurability, any amount of death benefit which would not be payable except for the fact that the additional premium was made will be limited to the amount of the additional premium.

  The death benefit We will pay will be reduced by any Debt and by any partial withdrawals taken.

PAYMENTS WE MAY DEFER
  We will pay death benefit proceeds, Cash Surrender Values and loans within seven days after Our Customer Service Center receives all the information needed to process the payment.

  We may, however, delay payment if We contest the Policy. We may also delay payment of amounts derived from the divisions of Account A if it is not practical for Us to value or dispose of shares of Account A because:

  (1)the New York Stock Exchange is closed for other than a regular holiday or weekend; or

  (2)trading is restricted; or

  (3)an emergency exists according to SEC rules; or

  (4)the check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

  We may also delay payment if an SEC order or pronouncement allows Us to in order to protect Our Policyowners.

  We may defer payment of any Cash Surrender Value or loan amount (except a loan to pay a premium to Us) from the Fixed Account for up to six months after We receive Your request.

ESTABLISHING SURVIVORSHIP -- SURVIVORSHIP POLICIES ONLY
  If We are unable to determine which of the Insureds was the last survivor on the basis of the proofs of death provided to Us, We shall consider the Insured (not the Joint Insured) to be the last surviving Insured.

CLAIMS OF CREDITORS
  The proceeds of the Policy will be free from creditors' claims to the extent allowed by law.

ASSIGNING THE POLICY AS COLLATERAL
  You may assign the Policy as collateral security for a loan or other obligation. This does not change the ownership. However, Your rights and any beneficiary's rights are subject to the terms of the assignment. See Federal Income Tax Considerations, Change of Ownership or Assignment.

  You must give Us satisfactory written notice at Our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

NON-PARTICIPATING
  The Policies do not participate in the divisible surplus of Golden American.

AUTHORITY TO MAKE AGREEMENTS
  All agreements made by Us must be signed by Our president or a vice president and by Our secretary or an assistant secretary. No other person, including an insurance agent or broker, can:

  (1) change any of the Policy's terms; or

  (2) make any agreements binding on Us.

CHANGES IN EXPENSE CHARGES AND
INSURANCE BASED CHARGES
  Changes in expense charges or insurance based charges will be by class and based upon changes in future expectations for such elements as mortality, persistency, expenses and taxes. Any change in policy cost factors will be determined in accordance with procedures and standards on file, if required, with the insurance supervisory official of the jurisdiction in which the Policy is delivered.

YOUR VOTING PRIVILEGES

You have the right to instruct Us as to how to vote at annual meetings of the Trust on the ratification of the selection of independent auditors and such other matters as the 1940 Act requires.

We will vote the shares of the Trust owned by Account A according to Your instructions. However, if the Investment Company Act of 1940 or any related regulations should change, or if interpretations of it or related regulations should change and We decide that We are permitted to vote the shares of the Trust in Our own right, We may decide to do so.

We determine the number of shares that You have in a division of Account A by dividing a Policy's Investment Value in that division by the net asset value of one share of the Series in which a division invests. You may cast one vote per share. Fractional votes will be counted. We will determine the number of shares You can instruct Us to vote 90 days or less before the Trust's meeting. We will ask You for voting instructions by mail at least 14 days before the meeting.

If We do not get Your instructions in time, We will vote the shares in the same proportion as the instructions received from all Policies in that division. We will also vote shares We hold in Account A which are not attributable to Policyowners in the same proportion.

Under certain circumstances, We may be required by state regulatory authorities to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory contract.

We may also disregard instructions to vote for changes initiated by an owner in the investment policy or the portfolio manager if We disapprove the proposed changed. We would disapprove a proposed change only if it was:

(1) contrary to state law:

(2) prohibited by state regulatory authorities; or

(3) decided by Us that the change would result in
    overly  speculative  or   unsound  investments.  If   We  disregard   voting
    instructions, We will include a summary of Our actions in the semiannual report.

SALES AND OTHER AGREEMENTS

DSI is principal underwriter and distributor of the Policies, as well as for other policies issued through Account A and other separate accounts of Golden American. DSI is a wholly owned subsidiary of BT Variable, Inc. ("BTV"), which is an indirect subsidiary of Bankers Trust Company. DSI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). We pay DSI for acting as principal underwriter under a distribution agreement. The amount We paid under this agreement for all of the policies issued through the Account came to $24,612 for 1991, $15,709 for 1992, $53,587 for 1993 and $286,476 for 1994.

DSI will enter into sales agreements with other broker-dealers to sell the Policies. These agreements provide for payment of commissions of up to 7% of premiums for the Genesis I Policy. Currently, for the Genesis Flex Policy, the first year commission will be greater but in no event more than 37 1/2% of premiums with 4.5% commission on renewal premiums. The agreements also provide that applications for Policies may be solicited by registered representatives of the broker-dealers appointed by Golden American to sell its variable life insurance and variable annuities. These broker-dealers are registered with the SEC and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities. The offering of the Policies will be continuous.

SERVICING AGENT

We previously had an Administrative Services Agreement with BTV. Under that agreement, BTV provided administrative services for all of Our variable life policies. Those services included underwriting and issue, Policyowner service and the administration of the variable account. The amount paid to BTV for providing those services for all the policies issued through the Account came to $10,361 for 1991, $5,116 for 1992, and $5,399 for 1993. Since 1993 We have consolidated Our variable insurance business and act as administrator for Our variable life products.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the deferred loading, the per policy charge, the annual administrative charge and the minimum initial premium and the minimum additional premium requirements. We also may offer planned premium payment periods of other than ten years and limit the Guarantee Period to a specified number of years. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering each individual in a group on a group basis. Sponsored arrangements include those in which an employer allows Us to sell policies to its employees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including Our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to Our rules in effect when an application or enrollment form for a policy or additional premium is approved. We may change these rules from time to time. However, any reductions will reflect differences in costs or services and will not discriminate unfairly against any person.

STATE REGULATION

We are regulated and supervised by the Insurance Department of the State of Delaware, which periodically examines Our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where We do business. The variable life insurance policies offered by this prospectus have been filed with the Insurance Department of the State of Delaware and in other jurisdictions.

We are required to submit annual statements of Our operations, including financial statements, to the insurance departments of the various jurisdictions in which We do business to determine solvency and compliance with local insurance laws and regulations.

REGISTRATION STATEMENT

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information in the registration statement. We have omitted certain portions according to SEC rules. You may obtain the omitted information from the SEC's main office in Washington, D.C. by paying the SEC's prescribed fees.

LEGAL CONSIDERATIONS FOR EMPLOYERS

In 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. However, a more recent decision of the United States Court of Appeals for the Second Circuit, SPIRT V. TIAA-CREF, suggests that in other circumstances the prohibition of sex-distinct benefits may apply to contributions made before that date.

The Policies offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Policies pay different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisers before purchasing the Policy.

Some states prohibit the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for Policies issued on the lives of their residents. Therefore, Policies offered by this prospectus to insure residents of these states will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

LEGAL PROCEEDINGS

Golden American, as an insurance company is ordinarily involved in litigation. We do not believe that any current litigation is material and We do not expect to incur significant losses from such actions.

LEGAL MATTERS

The legal validity of the Policies described in this prospectus has been passed on by Bernard R. Beckerlegge, General Counsel and Secretary of Golden American. Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain matters relating to Federal securities laws.

EXPERTS

The financial statements of Golden American Life Insurance Company and Separate Account A appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the registration statement and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Stephen J. Preston, F.S.A., MAAA, as stated in his opinion filed as an exhibit to the registration statement.

REINSURANCE

Golden American reinsures all or a portion of the mortality risks under the Policies with one or more appropriately licensed insurance companies.

ADDITIONAL INFORMATION

Additional information may be obtained from Our Customer Service Center, the address and telephone number of which are on the cover of this prospectus.

 MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS


         NAME (AGE)           POSITIONS(S) WITH THE COMPANY
----------------------------  -----------------------------
Terry L. Kendall (49)         Chairman, President and Chief
                               Executive Officer
John Herron, Jr. (44)         Director
Richard A. Marin (42)         Director
Barnett Chernow (45)          Executive Vice President
Mitchell R. Katcher (42)      Executive Vice President
David L. Jacobson (46)        Senior Vice President
Stephen J. Preston (38)       Senior Vice President, Chief
                               Actuary and Treasurer
Myles R. Tashman (53)         Executive Vice President
Mary B. Wilkinson (39)        Senior Vice President
Edward C. Wilson (43)         Executive Vice President


The directors and principal officers of Golden American, together with their principal occupations during the past five years, are as follows:


MR. KENDALL joined Bankers Trust Company in September 1993 as Managing Director. He is Chairman of the Board, President and Chief Executive Officer of the Golden American. From 1982 through June 1993, he was President and Chief Executive Officer of United Pacific Life Insurance Company.



MR. MARIN joined Bankers Trust Company in 1978 and is a Managing Director. He has been a director of Golden American since 1992.



MR. HERRON joined Banker Trust Company in 1978 and is a Managing Director. He has been a director of Golden American since 1993.



MR. CHERNOW joined Golden American in October 1993 as Executive Vice President. From 1977 through 1993 he held various positions with Reliance Insurance Companies and was Senior Vice President and Chief Financial Officer of United Pacific Life Insurance Company from 1984 through 1993.



MR. KATCHER joined Golden American in July 1993 as Executive Vice President. From 1991 through 1993 he was a Consulting Actuary for Tillinghast. Prior to 1991 he was Senior Vice President and Chief Actuary with Monarch Financial Services, Inc.



MR. JACOBSON joined Golden American in November 1993 as Senior Vice President and Assistant Secretary. From April 1974 through November 1993 he held various positions with United Pacific Life Insurance Company and was Vice President upon leaving.



MR. PRESTON joined Golden American in December 1993 as Senior Vice President, Chief Actuary and Controller. From September 1993 through November 1993 he was Senior Vice President and Actuary for Mutual of America Insurance Company. From July 1987 through August 1993 he held various positions with United Pacific Life Insurance Company and was Vice President and Actuary upon leaving.



MR. TASHMAN joined Golden American in August 1994 as Senior Vice President and was named Executive Vice President effective January 1, 1996. From 1986 through 1993 he was Senior Vice President and General Counsel of United Pacific Life Insurance Company.



MS. WILKINSON joined Golden American in November 1993 as Senior Vice President. From August 1993 through October 1993 she was an Assistant Vice President with CIGNA Insurance Companies. From January 1987 through July 1993 she held various positions with United Pacific Life Insurance Company and was Vice President and Controller upon leaving.



MR. WILSON joined Golden American in December, 1995 as Executive Vice President. From August, 1994 to December, 1995 he was Senior Managing Director at Van Eck Global Investors. From July, 1990 to August, 1994 he was Vice President and National Sales Manager at Keyport Life Insurance Company.


 FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

The ultimate effect of Federal income taxes on the benefits of a policy and to the owner or beneficiary depends on Golden American's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and focuses primarily on the Federal income tax. It is not intended to be an exhaustive discussion of all tax questions that might arise under the policies and should not be taken as tax advice. No attempt is made to interpret estate and inheritance taxes, or any state, municipal or other tax laws. Moreover, no representation is made as to the likelihood of continuation of current interpretations by the Internal Revenue Service. We reserve the right to make changes in the Policies to assure that they will continue to qualify as life insurance. For complete information on tax considerations, a qualified tax advisor should be consulted.

Golden American makes no guarantee regarding the tax consequences of any policy. However, subject to the discussion below, Golden American does believe that the policy qualifies as life insurance for Federal income tax purposes.

GOLDEN AMERICAN -- TAX STATUS

We are taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Account A is not a separate entity from Golden American and its operations form a part of Golden American. However, the assets in the

Account are segregated from all of Golden American's other assets and may not be charged with liabilities which arise from any other business Golden American conducts.

Investment income and realized capital gains on the assets of the Account are reinvested and taken into consideration in determining Investment Values. Under existing Federal income tax law, the investment income of the Account, including realized net capital gains, is not taxed to Golden American.

Under the current provisions of the Code, Golden American does not expect to incur Federal income taxes on earnings in the Account to the extent the earnings are credited under the Policies. Accordingly, no charge is expected to be made to the Account for Federal income taxes. Periodically, We will review the appropriateness of a charge to the Account for Our Federal income taxes. A charge may be made for any Federal income taxes incurred by Golden American that are attributable to the Account. We reserve the right to make a deduction for taxes should they be imposed in the future.

Under current laws, Golden American may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, We reserve the right to charge the Account for such taxes, if any, attributable to the Account.

DEFERRED ACQUISITION COSTS

As a result of the Omnibus Budget Reconciliation Act of 1990, insurance companies are required to capitalize and amortize specified policy acquisition expenses over a ten year period (a five year amortization is permitted for a specifically defined small amount of specified policy acquisition expenses). Prior to this change, insurance companies were permitted to deduct policy acquisition costs in the year in which they were incurred. This revised treatment of deferred acquisition costs results in significantly higher corporate income tax liability for the insurance company in early policy years.

To compensate for this change, Golden American may deduct a charge based on each premium received to conform with changes in the amount payable by Us under applicable Federal income tax law as of the date(s) of such premium payments. We believe this charge will be reasonable in relation to Our increased tax liability resulting from the capitalization and amortization of policy acquisition costs.

DEATH BENEFITS

The death benefit paid under a policy (whether or not a "modified endowment contract," see Modified Endowment Contracts) will receive the same tax treatment as a death benefit paid under fixed benefit life insurance provided that the policy meets the statutory definition of a life insurance contract under Code
Section 7702. We believe that the Policy does meet that definition, subject to the discussion below. Thus, the death benefit proceeds under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code and the owner should not be deemed to be in constructive receipt of the Cash Surrender Values, including increments thereon.

SURVIVORSHIP POLICIES AND POLICIES ISSUED TO INDIVIDUALS WITH SUBSTANDARD MORTALITY RISKS

Regulations have been proposed under Code Section 7702 regarding mortality charges which may be taken into account under life insurance policies. Currently, these proposed regulations deny certain safe harbors to survivorship policies and policies issued on the lives of insureds who constitute substandard mortality risks. When the regulations are finalized, it is anticipated that these situations will be addressed, but the requirements that ultimately will be imposed are uncertain. It is possible that when these regulations are finalized, death benefits or premiums may need to be adjusted and higher cost of insurance charges may need to be imposed in order for the Policy to continue to qualify as life insurance for Federal income tax purposes. Thus, it is possible that the amount of the Policy's Cash Surrender Value and other benefits may be affected. So that the Policy will continue to qualify as life insurance for Federal income tax purposes, Golden American reserves with the right to modify the Policy as necessary to comply with these regulations as finalized.

SURRENDER

Upon full surrender of a policy for its cash surrender value, the owner may recognize ordinary income for Federal income tax purposes. Ordinary income would be the amount by which the cash surrender value plus any debt exceeds the premiums paid but not previously recovered without taxation. If the policy is a "modified endowment contract," any income received upon surrender may be subject to an additional 10% tax. See Modified Endowment Contracts, PENALTY TAX.

PARTIAL WITHDRAWALS

Partial withdrawals may be taxable depending on the circumstances. If the policy is a "modified endowment contract," partial withdrawals are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See Modified Endowment Contracts, PENALTY TAX and DISTRIBUTIONS AFFECTED.

If the policy is not a "modified endowment contract," partial withdrawals may still be taxable, as follows. The amount withdrawn is taxable to the extent it exceeds the total amount of premiums paid but not previously recovered. Also Code Section 7702(f)(7) provides that if a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the owner may be taxed on all or part of the amount distributed. A reduction in death benefits may result from a partial withdrawal. You should consult with Your tax advisor in advance of a proposed decrease in benefits for the effect a partial withdrawal might have under Code Section 7702(f)(7) and under the rules affecting "modified endowment contracts." See Modified Endowment Contracts, REDUCTION IN BENEFITS.

We believe that the tax consequences of partial withdrawals under a policy that was received in a Code Section 1035 exchange for a policy issued before June 21, 1988, so long as no additional premiums are paid, should be the same as those for a policy which is not a "modified endowment contract," but that the 15 year period referred to in Code Section 7702(f)(7) must be measured from the date of the exchange rather than the date of the original policy issuance. See Code
Section 1035 Exchanges.

LOANS


Golden American believes that any loan received under the Policy will be treated as indebtedness of the owner. If a policy is a "modified endowment contract," loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See Modified Endowment Contracts, PENALTY TAX and DISTRIBUTIONS AFFECTED. If the Policy is not a "modified endowment contract," Golden American believes that no part of any loan under a policy will constitute income to the owner while the policy is in effect. However, with respect to Preferred Loans it is possible that the Internal Revenue Service could find the Policyowner as being in receipt of certain amounts of income.


The deductibility by the owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. Any owner intending to fund premium payments through borrowing should consult a tax advisor with respect to the tax consequences thereof.

Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, are no longer tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes.

If the policy is owned by a business or corporation, the Code may impose additional restrictions. The Code also limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

We believe that the tax consequences of loans under a policy that was received in a Code Section 1035 exchange for a policy issued before June 21, 1988, as long as no additional premiums are paid, should be the same as those for a policy which is not a "modified endowment contract," but that the 15 year period referred to in Code Section 7702(f)(7) must be measured from the date of the exchange rather than the date of the original policy issuance. See Code Section 1035 Exchanges.

CHANGE OF OWNERSHIP OR ASSIGNMENT

A change of ownership or assignment of coverage may have tax consequences depending on the circumstances. No such change or assignment will be effective without the prior consent of Golden American. We recommend that You seek the advice of a qualified tax consultant prior to making any such changes or assignment.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
  As a result of the Technical and Miscellaneous Revenue Act of 1988 (the "1988 Act") and the Omnibus Budget Reconciliation Act of 1989 (the "1989 Act"), loans and other distributions under "modified endowment contracts" will in general be taxed to the extent of accumulated income (generally, the excess of Investment Value plus any Debt, over premiums paid). Policies are "modified endowment contracts" if they meet the definition of life insurance, but fail the "seven-pay" test. This test essentially provides that the cumulative premiums paid under a policy at any time during the policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, a "modified endowment contract" includes any life insurance contract that is received in exchange for a "modified endowment contract." Except where the policy was purchased as a "modified endowment contract," We will monitor premiums paid during a policy year. Those premiums which would otherwise result in a policy becoming a "modified endowment contract," that are returned by Golden American within 60 days after the end of the policy year, will not cause the policy to fail the "seven-pay" test. These premiums will be returned with investment experience for that portion attributable to the separate account.

REDUCTION IN BENEFITS
  If there is a reduction in death benefits during the first seven policy years, premiums are redetermined for purposes of the "seven-pay" test as if the policy had originally been issued at the reduced death benefit level. The new limitation is applied to the cumulative amount paid for each of the first seven policy years. Also, see SURVIVORSHIP CONTRACTS.

DISTRIBUTIONS AFFECTED
  If a policy fails to meet the "seven-pay" test, it is considered a "modified endowment contract" only as to distributions in the year in which the failure takes effect and all subsequent years. However, distributions made in anticipation of such failure also are considered distributions under a "modified endowment contract." All distributions made within two years prior to a failure of the "seven-pay" test are deemed to have been made in anticipation of such failure.

PENALTY TAX
  Any amounts taxable under a "modified endowment contract," including amounts received as policy loans, will also be subject to a 10% tax, with certain exceptions. This additional tax will not apply in the case of distributions:
  (i) made on or after the taxpayer attains age 59 1/2; (ii) that are attributable to the taxpayer becoming disabled, or (iii) which are a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.

MATERIAL CHANGE RULES
  Any determination of whether the policy meets the "seven-pay" test will begin again any time the policy undergoes a "material change" which includes most increases in death benefits. However, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit payable in the first seven policy years, or the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change. A reduction in death benefits is not considered a material change.

  A material change may occur at any time during the life of the policy (within the first seven years or thereafter) and future taxation, assuming no change in applicable law, of distributions or loans would depend on whether the policy satisfied the "seven-pay" test from the time of the material change.

  Additional premium payments will be carefully monitored by Golden American to determine whether such premium payments cause either the start of a new seven year period or the taxation of distributions and loans. All additional premium payments must be considered.

  If the policy satisfies the "seven-pay" test for seven years, distributions and loans will generally not be subject to the new tax rules.

SERIAL CONTRACTS
  The 1988 Act and the 1989 Act also provide that all "modified endowment contracts" that are issued within the same calendar year to the same policyowner by one company or its affiliates are treated as one "modified endowment contract" for the purposes of determining the taxable portion of any loans or distributions.

SURVIVORSHIP CONTRACTS
  A policy which insures multiple lives and pays a death benefit upon the death of the survivor is subject to new rules pursuant to the 1989 Act. If there is a reduction in the death benefit below the lowest level provided during the first seven years the contract was in force, the "seven-pay" test will be applied as if the contract had originally been issued with the lower death benefit. If such treatment causes the contract to retroactively fail the "seven-pay" test, it will immediately be treated as a "modified endowment contract" for purposes of all distributions in the year the death benefit is reduced and later years, subject also to the special rule described above, in Distributions Affected for distributions deemed to have been made in anticipation of failure.

CODE SECTION 1035 EXCHANGES

Internal Revenue Code Section 1035 provides that no gain or loss shall be recognized on the exchange of certain types of policies. Special rules and procedures apply to Code Section 1035 transactions. Prospective Policyowners wishing to take advantage of Code Section 1035 should consult their tax advisors.

DIVERSIFICATION STANDARDS

To comply with the diversification regulations ("Regulations"), issued under Code Section 817(h), the Account will be required to diversify its investments.

The Regulations generally require that on the last day of each quarter of a calendar year (i) no more than 55% of the value of the Account is represented by any investment; (ii) no more than 70% is represented by any two investments;
(iii) no more than 80% is represented by any three investments; and (iv) no more than 90% is represented by any four investments. A "look-through" rule provides that each division of the Account will be tested for compliance with the percentage limitations by looking through to the assets of the Series of the Trust in which each such division invests. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for the purposes of these limitations.

The general diversification requirements are modified if any of the assets of the Accounts are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury securities and for purposes of determining whether assets other than United States Treasury securities are adequately diversified, the applicable percentage limitations are increased based on a formula that takes into account the percentage of the Account's investment in United States Treasury securities.

We intend to comply with the regulations to assure that the Policy continues to qualify as life insurance for Federal income tax purposes.

OWNERSHIP TREATMENT

In certain circumstances, variable life insurance policyowners may be considered the owners, for Federal income tax purposes, of the assets of the separate account, such as the Account, used to support their policies. In those circumstances, income and gains from the separate account would be includible in the policyowners' gross income. The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the dates of this prospectus, no such guidance has been issued.

The ownership rights under the policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, a Policyowner of this Policy has the choice of more investment options to which to allocate premiums and Investment Values, and may be able to transfer among investment options more frequently, than in such rulings. In addition, the Policyowner has the choice of certain investment options which are somewhat more similar to each other in their investment objectives than in such rulings. These differences could result in the Policyowner being considered, under the standard of those rulings, the owner of the assets of the Account. In addition, Golden American does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Golden American therefore reserves the right to modify the Policy as necessary to attempt to prevent Policyowners from being considered the owners of the assets of the Account.

Frequently, if the Internal Revenue Service or the Treasury Department sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only. Thus, if the Internal Revenue Service or the Treasury Department where to issue regulations or a ruling which treated a Policyowner as the owner of the assets of the Account, that treatment might apply only on a prospective basis. However, if the regulations or ruling were not considered to set forth a new position, a policyholder might be retroactively determined to be the owner of the assets of the Account.

 ILLUSTRATIONS

The following tables demonstrate the way in which Your Policy works. The tables are based on the following ages, initial death benefits and premiums.

1.  Table   1   is   for   a   Genesis    I   Policy   issued   on   a    single
    life basis to a male, non-smoker, age 30 with an initial premium of $100,000, and face amount of $507,639.

2.  Table 2 is for Genesis Flex Policy issued on a
    single life basis to a male, non-smoker, age 55
    with an initial premium of $10,000, with planned premiums payable for 10 years, and face amount of $181,432.

3. Table 3 is for a Genesis Flex Policy issued on a survivorship basis to a male, non-smoker, age 55 and female, non-smoker, age 55 with an initial premium of $10,000, with planned premiums payable for 10 years, and face amount of $258,618.

Each table shows how the Investment Value, Cash Surrender Value and death benefit would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. These tables will assist in the comparison of death benefits, Investment Values and Cash Surrender Values of the policy with other variable life insurance plans.
The illustrations  assume  that no  premium  has  been allocated  to  the  Fixed
Account.

Death benefits, Investment Values and Cash Surrender Values for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Investment Value among the divisions of the Account, if the actual gross rate of return for all divisions averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. They would also differ if any policy loans or partial withdrawals were made during the period of time illustrated.

The illustrations assume that the cost of insurance charges are based on Our guaranteed maximum cost of insurance rates and reflect the deduction of all charges from the Investment Value at their guaranteed maximum levels. They are based on an average state premium tax of 2.40% and corporate tax charge of 0.00%. They also reflect (i) the guaranteed maximum daily mortality and expense risk charge assessed against the Account of 0.002477% (equivalent to an annual rate of 0.90%) of the assets in the Account; (ii) the asset based administrative charge assessed against the Account of 0.000276% (equivalent to an annual rate of 0.10%) on the assets in each division attributable to the Policies; and (iii) the operating expenses incurred by the Trust of 0.97% of the average daily net assets of the Trust, which is an average of the fees and expenses for each Series.

Taking account of the assumed charges for expense and mortality risks in the Account and the investment advisory fees and expenses of the Trust, the gross rates of return of 0%, 6% and 12% would correspond to actual net investment returns of - 1.96%, 3.98% and 9.92% respectively.

Although the illustrations assume policy charges at their maximum level, the level of charges currently being made is lower and this will affect the death benefits, Investment Values and Cash Surrender Values. The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policyowner.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Account since no such charges are currently made. If any such charges are imposed in the future the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Investment Values and Cash Surrender Values illustrated.

The third column of each table shows the amount which would accumulate if an amount equal to the initial premium were invested and earned interest, after taxes, at 5.0% per year, compounded annually.

Golden American will furnish upon request a comparable illustration using the age, sex and underwriting classification of an Insured(s), for any initial death benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current mortality rates.

TABLE 1: SINGLE LIFE GENESIS I POLICY

MALE ISSUE AGE: 30, NON-SMOKER                   GUARANTEE PERIOD AT ISSUE: LIFE
INITIAL PREMIUM: $100,000                                  FACE AMOUNT: $507,639
GUARANTEED MAXIMUM MORTALITY COSTS


                                                                END OF YEAR
                                TOTAL PREMIUMS               DEATH BENEFIT(2)
                                  PAID PLUS             ASSUMING HYPOTHETICAL GROSS
                              INTEREST AT 5% AS         ANNUAL INVESTMENT RETURN OF
POLICY YEAR    PAYMENTS(1)      OF END OF YEAR        0%           6%            12%
------------  --------------  ------------------  -----------  -----------  -------------
      1        $    100,000      $    105,000     $   507,639  $   507,639  $     516,074
      2                               110,250         507,639      507,639        538,901
      3                               115,763         507,639      507,639        563,242
      4                               121,551         507,639      507,639        589,188
      5                               127,628         507,639      507,639        616,824
      6                               134,010         507,639      507,639        646,240
      7                               140,710         507,639      507,639        681,812
      8                               147,746         507,639      507,639        719,454
      9                               155,133         507,639      507,639        759,283
     10                               162,889         507,639      507,639        801,423
     15                               207,893         507,639      507,639      1,051,627
     20                               265,330         507,639      507,639      1,382,720
     30                               432,194         507,639      507,639      2,399,123



                           END OF YEAR                            END OF YEAR
                       INVESTMENT VALUE(2)                  CASH SURRENDER VALUE(2)
                   ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
                   ANNUAL INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF
POLICY YEAR      0%          6%            12%          0%          6%            12%
------------  ---------  -----------  -------------  ---------  -----------  -------------
      1       $  93,511  $    99,321  $     105,122  $  88,172  $    93,982  $      99,783
      2          89,717      101,293        113,521     85,446       97,022        109,251
      3          85,991      103,336        122,717     82,788      100,133        119,514
      4          82,324      105,447        132,779     80,189      103,312        130,644
      5          78,711      107,624        143,786     77,644      106,556        142,718
      6          75,145      109,862        155,818     75,145      109,862        155,818
      7          72,692      113,233        170,041     72,692      113,233        170,041
      8          70,254      116,703        185,576     70,254      116,703        185,576
      9          67,826      120,274        202,540     67,826      120,274        202,540
     10          65,404      123,943        221,056     65,404      123,943        221,056
     15          53,232      143,768        342,121     53,232      143,768        342,121
     20          40,603      166,030        528,106     40,603      166,030        528,106
     30          10,709      215,932      1,235,032     10,709      215,932      1,235,032


(1) All payments are illustrated as if made at the beginning of the Policy Year.

(2) Assumes no policy loan or partial withdrawal has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE SERIES OF THE TRUST. THE DEATH BENEFIT, INVESTMENT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY GOLDEN AMERICAN LIFE INSURANCE COMPANY OR ACCOUNT A OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

TABLE 2: SINGLE LIFE GENESIS FLEX POLICY

MALE ISSUE AGE: 55, NON-SMOKER         GUARANTEE PERIOD AT ISSUE:  6.75 YEARS(1)
INITIAL PREMIUM: $10,000                                   FACE AMOUNT: $181,432
GUARANTEED MAXIMUM MORTALITY COSTS

                                                                   END OF YEAR
                                     TOTAL PREMIUMS              DEATH BENEFIT(3)
                                        PAID PLUS          ASSUMING HYPOTHETICAL GROSS
                                    INTEREST AT 5% AS      ANNUAL INVESTMENT RETURN OF
 POLICY YEAR           PAYMENTS(2)   OF END OF YEAR        0%             6%         12%
--------------         -----------  -----------------  -----------     --------    --------
   1                   $   10,000   $        10,500    $   181,432     $181,432    $181,432
   2                       10,000            21,525        181,432      181,432     181,432
   3                       10,000            33,101        181,432      181,432     181,432
   4                       10,000            45,256        181,432      181,432     181,432
   5                       10,000            58,019        181,432      181,432     181,432
   6                       10,000            71,420        181,432      181,432     181,432
   7                       10,000            85,491        181,432      181,432     181,432
   8                       10,000           100,266        181,432      181,432     181,432
   9                       10,000           115,779        181,432      181,432     200,214
  10 (age 65)              10,000           132,068        181,432      181,432     228,379
  15                                        168,556        181,432      181,432     297,558
  20                                        215,125        181,432      181,432     392,092
  30 (age 85)                               350,415        181,432(4)   181,432     682,483

                               END OF YEAR                  END OF YEAR
                           INVESTMENT VALUE(3)        CASH SURRENDER VALUE(3)
                       ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
                       ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF
 POLICY YEAR             0%        6%       12%       0%        6%       12%
--------------         -------  --------  --------  -------  --------  --------
   1                   $ 7,560  $  8,110  $  8,662  $ 6,192  $  6,743  $  7,294
   2                    15,010    16,582    18,220   13,416    14,987    16,626
   3                    22,164    25,238    28,574   20,443    23,517    26,853
   4                    29,037    34,097    39,811   27,290    32,350    38,064
   5                    35,640    43,173    52,032   33,966    41,499    50,358
   6                    41,990    52,485    65,368   40,490    50,985    63,868
   7                    48,381    62,335    80,241   46,881    60,834    78,741
   8                    54,655    72,584    96,674   53,155    71,084    95,174
   9                    60,839    83,275   114,726   59,339    81,775   113,226
  10 (age 65)           67,048    94,538   134,223   65,548    93,088   132,723
  15                    50,201   102,828   196,665   50,201   102,828   196,665
  20                    33,339   111,110   286,571   33,339   111,110   286,571
  30 (age 85)                0   119,987   577,118        0   119,987   577,118

(1) If all planned premiums are paid as illustrated the Guarantee Period after the last payment will be for life.

(2) All payments are illustrated as if made at the beginning of the Policy Year.

(3) Assumes no policy loan or partial withdrawal has been made.

(4) Guarantee Period applies.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE SERIES OF THE TRUST. THE DEATH BENEFIT, INVESTMENT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY GOLDEN AMERICAN LIFE INSURANCE COMPANY OR ACCOUNT A OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

TABLE 3: JOINT AND LAST SURVIVOR GENESIS FLEX POLICY

MALE ISSUE AGE: 55, NON-SMOKER                  FEMALE ISSUE AGE: 55, NON-SMOKER
INITIAL PREMIUM: $10,000                                   FACE AMOUNT: $258,618
GUARANTEE PERIOD AT ISSUE: 18.25 YEARS(1)
GUARANTEED MAXIMUM MORTALITY COSTS

                                     TOTAL
                                    PREMIUMS
                                   PAID PLUS           END OF YEAR
                                    INTEREST         DEATH BENEFIT(3)
                                    AT 5% AS   ASSUMING HYPOTHETICAL GROSS
                                   OF END OF   ANNUAL INVESTMENT RETURN OF
 POLICY YEAR           PAYMENTS(2)    YEAR        0%        6%       12%
--------------         ----------  ----------  --------  --------  --------
   1                   $  10,000   $ 10,500    $258,618  $258,618  $258,618
   2                      10,000     21,525     258,618   258,618   258,618
   3                      10,000     33,101     258,618   258,618   258,618
   4                      10,000     45,256     258,618   258,618   258,618
   5                      10,000     58,019     258,618   258,618   258,618
   6                      10,000     71,420     258,618   258,618   258,618
   7                      10,000     85,491     258,618   258,618   258,618
   8                      10,000    100,266     258,618   258,618   258,618
   9                      10,000    115,779     258,618   258,618   289,826
  10 (age 65)             10,000    132,068     258,618   258,618   327,231
  15                                168,556     258,618   258,618   426,586
  20                                215,125     258,618   258,618   561,504
  30 (age 85)                       350,415     258,618   258,618   976,230

                               END OF YEAR                  END OF YEAR
                           INVESTMENT VALUE(3)        CASH SURRENDER VALUE(3)
                       ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
                       ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF
 POLICY YEAR             0%        6%       12%       0%        6%       12%
--------------         -------  --------  --------  -------  --------  --------
   1                   $ 8,760  $  9,340  $  9,919  $ 7,452  $  8,031  $  8,611
   2                    17,522    19,224    20,996   15,976    17,678    19,449
   3                    25,983    29,372    33,040   24,298    27,687    31,355
   4                    34,146    39,791    46,145   32,423    38,068    44,422
   5                    42,014    50,489    60,415   40,352    48,827    58,753
   6                    49,590    61,473    75,962   48,090    59,973    74,462
   7                    57,137    73,015    93,177   55,637    71,515    91,677
   8                    64,492    84,969   112,142   62,992    83,469   110,642
   9                    71,655    97,351   132,909   70,155    95,851   131,409
  10 (age 65)           78,707   110,253   155,603   77,207   108,753   154,103
  15                    66,022   127,986   241,015   66,022   127,986   241,015
  20                    52,484   147,264   369,797   52,484   147,264   369,797
  30 (age 85)           10,711   176,041   801,964   10,711   176,041   801,964

(1) If all planned premiums are paid as illustrated the Guarantee Period after the last payment will be for life.

(2) All payments are illustrated as if made at the beginning of the Policy Year.

(3) Assumes no policy loan or partial withdrawal has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE SERIES OF THE TRUST. THE DEATH BENEFIT, INVESTMENT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY GOLDEN AMERICAN LIFE INSURANCE COMPANY OR ACCOUNT A OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

 FINANCIAL STATEMENTS OF ACCOUNT A

The unaudited financial statements of Account A are listed below and included herein beginning on page 42:

Financial Statements -- Unaudited

    Statement of Assets and Liabilities (Unaudited)
    March 31, 1995

    Combined Statement of Operations (Unaudited) for the Period ended March 31, 1995

    Combined Statement of Changes in Net Assets (Unaudited) for the Period ended March 31, 1995

    Note to Unaudited Financial Statements

The audited financial statements of Account A are listed below and included herein following its unaudited financial statements.

Report of Independent Auditors
Financial Statements -- Audited

    Audited Statement of Assets and Liabilities -- December 31, 1994

    Audited Combined Statements of Operations for the Years ended December 31, 1994, 1993 and 1992

    Audited Combined Statements of Changes in Net Assets for the Years ended December 31, 1994, 1993 and 1992

    Notes to Financial Statements
 FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

The unaudited financial statements of Golden American Life Insurance Company prepared in accordance with generally accepted accounting principals ("GAAP") are listed below and included herein following the financial statements of Account A:

Financial Statements -- Unaudited

    Balance Sheet (Unaudited) March 31, 1995

    Condensed Statement of Income (Unaudited) for the Quarter Ended March 31, 1995

    Condensed Statement of Cash Flows (Unaudited) for the Quarter Ended March 31, 1995

    Note to Unaudited Financial Statements

The audited financial statements of Golden American Life Insurance Company prepared in accordance with statutory accounting practices ("Statutory") are listed below and included herein following its unaudited financial statements:

Report of Independent Auditors
Financial Statements -- Statutory Basis

    Audited Balance Sheets -- December 31, 1994 and 1993

    Audited Statements of Operations for the Years ended December 31, 1994 and 1993

    Audited Statements of Capital and Surplus for the Years ended December 31, 1994 and 1993

    Audited Statements of Cash  Flow for the Years  ended December 31, 1994  and
    1993

    Notes to Financial Statements -- Statutory Basis

The audited financial statements of Golden American Life Insurance Company prepared in accordance with GAAP are listed below and included herein following the Statutory financial statements:

Report of Independent Auditors
Financial Statements -- GAAP Basis

    Audited Balance Sheets -- December 31, 1994 and 1993 and 1992

    Audited Statements of Operations for the Years ended December 31, 1994 and 1993 and for the Period September 30, 1992 (date of acquisition) to December 31, 1992

    Audited Statements of Changes in Stockholder's Equity for the Period September 30, 1992 (date of acquisition) to December 31, 1992 and the Years ended December 31, 1994 and 1993

    Audited Statements of Cash Flows for the Years ended December 31, 1994 and 1993 and for the Period September 30, 1992 (date of acquisition) to December 31, 1992

    Notes to Financial Statements -- GAAP Basis

The financial statements of Golden American Life Insurance Company, which are included herein should be distinguished from the Financial Statements of Account A and should be considered only as bearing on the ability of Golden American to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in Account A.

                               SEPARATE ACCOUNT A
                 STATEMENT OF ASSETS & LIABILITIES -- UNAUDITED
                                 MARCH 31, 1995

ASSETS
  Investment in The GCG Trust, at Net Asset Value:
    Liquid Asset Series, 886,731 shares (Cost -- $886,731).....................  $  886,731
    Limited Maturity Bond Series, 62,554 shares (Cost -- $648,689).............     643,676
    Natural Resources Series, 9,225 shares (Cost -- $130,454)..................     128,136
    All-Growth Series, 48,493 shares (Cost -- $586,889)........................     618,287
    Real Estate Series, 22,376 shares (Cost -- $264,607).......................     249,943
    Fully Managed Series, 80,985 shares (Cost -- $1,012,895)...................     989,633
    Multiple Allocation Series, 122,826 shares (Cost -- $1,442,755)............   1,449,342
    Capital Appreciation Series, 59,111 shares (Cost -- $689,260)..............     718,194
    Rising Dividends Series, 40,950 shares (Cost -- $428,381)..................     448,810
    Emerging Markets Series, 64,236 shares (Cost -- $715,297)..................     544,082
                                                                                 ----------
      Total Invested Assets (Cost -- $6,805,958)...............................   6,676,834

LIABILITIES
  Payable to Golden American for Charges and Fees..............................      17,727
                                                                                 ----------
      Total Net Assets.........................................................  $6,659,107
                                                                                 ----------
                                                                                 ----------

NET ASSETS
  For Variable Life Insurance Policies.........................................  $6,266,601
  Retained in Separate Account A by Golden American............................     392,506
                                                                                 ----------
      Total Net Assets.........................................................  $6,659,107
                                                                                 ----------
                                                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               SEPARATE ACCOUNT A
                 COMBINED STATEMENT OF OPERATIONS -- UNAUDITED
                          QUARTER ENDED MARCH 31, 1995

                                                                      DIVISIONS INVESTING IN
                                       -------------------------------------------------------------------------------------
                                        LIQUID      LIMITED      NATURAL       ALL-        REAL        FULLY      MULTIPLE
                                         ASSET     MATURITY     RESOURCES     GROWTH      ESTATE      MANAGED    ALLOCATION
                                        SERIES    BOND SERIES    SERIES       SERIES      SERIES      SERIES       SERIES
                                       ---------  -----------  -----------  -----------  ---------  -----------  -----------
INVESTMENT INCOME
Dividends............................  $  11,836   $  --        $  --        $  --       $  --       $  --        $  --
Capital gain distribution............     --          --           --           --          --          --           --
                                       ---------  -----------  -----------  -----------  ---------  -----------  -----------
Total investment income..............     11,836      --           --           --          --          --           --

EXPENSES
Mortality and expense risk and
 administrative charges..............      2,010       1,354          271        1,218         682       2,365        3,217
                                       ---------  -----------  -----------  -----------  ---------  -----------  -----------
Net investment income (loss).........      9,826      (1,354)        (271)      (1,218)       (682)     (2,365)      (3,217)
                                       ---------  -----------  -----------  -----------  ---------  -----------  -----------
NET REALIZED GAIN (LOSS) ON
 INVESTMENTS.........................     --            (543)        (881)      (8,330)     (5,230)     (1,369)         589
                                       ---------  -----------  -----------  -----------  ---------  -----------  -----------

UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENTS
Beginning of period..................     --         (22,562)      (3,772)     (15,299)    (14,876)    (67,196)     (48,286)
End of period........................     --          (5,013)      (2,318)      31,398     (14,664)    (23,262)       6,587
                                       ---------  -----------  -----------  -----------  ---------  -----------  -----------
Net change in unrealized appreciation
 (depreciation) of investments.......     --          17,549        1,454       46,697         212      43,934       54,873
                                       ---------  -----------  -----------  -----------  ---------  -----------  -----------
Net increase (decrease) in net assets
 resulting from operations...........  $   9,826   $  15,652    $     302    $  37,149   $  (5,700)  $  40,200    $  52,245
                                       ---------  -----------  -----------  -----------  ---------  -----------  -----------
                                       ---------  -----------  -----------  -----------  ---------  -----------  -----------


                                        CAPITAL
                                        APPRE-      RISING      EMERGING
                                        CIATION    DIVIDENDS     MARKETS
                                        SERIES      SERIES       SERIES      COMBINED
                                       ---------  -----------  -----------  -----------
INVESTMENT INCOME
Dividends............................  $  --       $  --        $  --        $  11,836
Capital gain distribution............     --          --           --           --
                                       ---------  -----------  -----------  -----------
Total investment income..............     --          --           --           11,836
EXPENSES
Mortality and expense risk and
 administrative charges..............      1,318         903        1,241       14,579
                                       ---------  -----------  -----------  -----------
Net investment income (loss).........     (1,318)       (903)      (1,241)      (2,743)
                                       ---------  -----------  -----------  -----------
NET REALIZED GAIN (LOSS) ON
 INVESTMENTS.........................       (467)        752      (17,651)     (33,130)
                                       ---------  -----------  -----------  -----------
UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENTS
Beginning of period..................    (10,169)     (4,855)     (96,182)    (283,197)
End of period........................     28,934      20,429     (171,215)    (129,124)
                                       ---------  -----------  -----------  -----------
Net change in unrealized appreciation
 (depreciation) of investments.......     39,103      25,284      (75,033)     154,073
                                       ---------  -----------  -----------  -----------
Net increase (decrease) in net assets
 resulting from operations...........  $  37,318   $  25,133    $ (93,925)   $ 118,200
                                       ---------  -----------  -----------  -----------
                                       ---------  -----------  -----------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               SEPARATE ACCOUNT A
            COMBINED STATEMENT OF CHANGES IN NET ASSETS -- UNAUDITED
                          QUARTER ENDED MARCH 31, 1995

                                                                       DIVISIONS INVESTING IN
                                   -----------------------------------------------------------------------------------------------
                                                                                                                          CAPITAL
                                     LIQUID      LIMITED      NATURAL      ALL-       REAL        FULLY      MULTIPLE     APPRE-
                                     ASSET      MATURITY     RESOURCES    GROWTH     ESTATE      MANAGED    ALLOCATION    CIATION
                                     SERIES    BOND SERIES    SERIES      SERIES     SERIES      SERIES       SERIES      SERIES
                                   ----------  -----------  -----------  ---------  ---------  -----------  -----------  ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)...  $    9,826   $  (1,354)   $    (271)  $  (1,218) $    (682)  $  (2,365)   $  (3,217)  $  (1,318)
  Net realized gain (loss) on
   investments...................      --            (543)        (881)     (8,330)    (5,230)     (1,369)         589        (467)
  Net change in unrealized
   appreciation (depreciation) of
   investments...................      --          17,549        1,454      46,697        212      43,934       54,873      39,103
                                   ----------  -----------  -----------  ---------  ---------  -----------  -----------  ---------
Net increase (decrease) in net
 assets resulting from
 operations......................       9,826      15,652          302      37,149     (5,700)     40,200       52,245      37,318
                                   ----------  -----------  -----------  ---------  ---------  -----------  -----------  ---------
POLICY RELATED TRANSACTIONS
  Premiums.......................   1,223,769      --           --           7,191     --          --           52,837      --
  Net transfers among Divisions
   and Guaranteed Interest
   Division of Golden American...    (902,522)    177,867        7,640      17,015   (106,619)     (4,000)     102,637     201,099
  Surrenders and other
   withdrawals...................    (171,060)     --           --          --         --          --           --          --
  Policy related charges and
   fees..........................      (8,238)    (10,694)        (655)     (4,539)      (737)    (14,374)      (9,996)     (3,672)
                                   ----------  -----------  -----------  ---------  ---------  -----------  -----------  ---------
Net increase (decrease) in net
 assets resulting from policy
 related transactions............     141,949     167,173        6,985      19,667   (107,356)    (18,374)     145,478     197,427
                                   ----------  -----------  -----------  ---------  ---------  -----------  -----------  ---------
Net increase (decrease) in net
 assets..........................     151,775     182,825        7,287      56,816   (113,056)     21,826      197,723     234,745
Net assets:
  Beginning of period............     732,789     458,919      120,410     560,073    362,482     965,838    1,248,026     481,601
                                   ----------  -----------  -----------  ---------  ---------  -----------  -----------  ---------
  End of period..................  $  884,564   $ 641,744    $ 127,697   $ 616,889  $ 249,426   $ 987,664    $1,445,749  $ 716,346
                                   ----------  -----------  -----------  ---------  ---------  -----------  -----------  ---------
                                   ----------  -----------  -----------  ---------  ---------  -----------  -----------  ---------


                                     RISING      EMERGING
                                    DIVIDENDS     MARKETS
                                     SERIES       SERIES      COMBINED
                                   -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)...   $    (903)   $  (1,241)   $  (2,743)
  Net realized gain (loss) on
   investments...................         752      (17,651)     (33,130)
  Net change in unrealized
   appreciation (depreciation) of
   investments...................      25,284      (75,033)     154,073
                                   -----------  -----------  -----------
Net increase (decrease) in net
 assets resulting from
 operations......................      25,133      (93,925)     118,200
                                   -----------  -----------  -----------
POLICY RELATED TRANSACTIONS
  Premiums.......................      35,972       24,001    1,343,770
  Net transfers among Divisions
   and Guaranteed Interest
   Division of Golden American...      92,932       24,669     (389,282)
  Surrenders and other
   withdrawals...................      --           --         (171,060)
  Policy related charges and
   fees..........................      (3,513)      (4,645)     (61,063)
                                   -----------  -----------  -----------
Net increase (decrease) in net
 assets resulting from policy
 related transactions............     125,391       44,025      722,365
                                   -----------  -----------  -----------
Net increase (decrease) in net
 assets..........................     150,524      (49,900)     840,565
Net assets:
  Beginning of period............     296,108      592,296    5,818,542
                                   -----------  -----------  -----------
  End of period..................   $ 446,632    $ 542,396    $6,659,107
                                   -----------  -----------  -----------
                                   -----------  -----------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               SEPARATE ACCOUNT A
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 MARCH 31, 1995

NOTE A -- BASIS OF PRESENTATION

    The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 1995 are not necessarily indicative of the results that may be expected for the year ended December 31, 1995. For further information, refer to the financial statements and footnotes thereto included in the Separate Account A annual report.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Variable Life Policyowners
SEPARATE ACCOUNT A

    We have audited the accompanying statement of assets and liabilities of Separate Account A (the "Account") as of December 31, 1994, and the related combined statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account A at December 31, 1994, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                      [LOGO]

New York, New York
February 14, 1995

                               SEPARATE ACCOUNT A
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994

ASSETS
  Investment in The GCG Trust, at Net Asset Value:
    Liquid Asset Series, 734,960 shares (cost -- $734,960).....................  $  734,960
    Limited Maturity Bond Series, 46,097 shares (cost -- $482,610).............     460,047
    Natural Resources Series, 8,706 shares (cost -- $124,609)..................     120,837
    All-Growth Series, 47,327 shares (cost -- $576,592)........................     561,294
    Real Estate Series, 32,193 shares (cost -- $378,330).......................     363,454
    Fully Managed Series, 82,760 shares (cost -- $1,035,488)...................     968,292
    Multiple Allocation Series, 110,443 shares (cost -- $1,299,601)............   1,251,316
    Capital Appreciation Series, 42,610 shares (cost -- $493,362)..............     483,193
    Rising Dividends Series, 29,177 shares (cost -- $303,046)..................     298,191
    Emerging Markets Series, 59,040 shares (cost -- $691,307)..................     595,125
                                                                                 ----------
      Total invested assets (cost -- $6,119,905)...............................   5,836,709

LIABILITIES
  Payable to Golden American for Charges and Fees (NOTE 3).....................      18,167
                                                                                 ----------
      Total Net Assets.........................................................  $5,818,542
                                                                                 ----------
                                                                                 ----------

NET ASSETS
  For Variable Life Insurance Policies.........................................  $5,440,010
  Retained in Separate Account A by Golden American (NOTE 3)...................     378,532
                                                                                 ----------
      Total Net Assets.........................................................  $5,818,542
                                                                                 ----------
                                                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               SEPARATE ACCOUNT A
                       COMBINED STATEMENTS OF OPERATIONS
                 YEARS ENDED DECEMBER 31, 1994, 1993, AND 1992

                                                               DIVISIONS INVESTING IN
                          ------------------------------------------------------------------------------------------------
                                                               LIMITED MATURITY BOND SERIES
                                 LIQUID ASSET SERIES                                            NATURAL RESOURCES SERIES
                          ----------------------------------  ------------------------------  ----------------------------
                             1994        1993        1992        1994       1993      1992      1994      1993      1992
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
INVESTMENT INCOME
Dividends................ $   28,730  $   11,421  $   16,119  $   22,542  $ 14,594  $  3,043  $  1,064  $    366  $    317
Capital gain
 distribution............     --              24      --          --         1,547     --        2,004     --        --
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
Total investment
 income..................     28,730      11,445      16,119      22,542    16,141     3,043     3,068       366       317

EXPENSES (NOTE 3)
Mortality and expense
 risk and administrative
 charges.................      6,768       3,752       4,531       4,010     1,703       437       771       666       188
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
Net investment income
 (loss)..................     21,962       7,693      11,588      18,532    14,438     2,606     2,297      (300)      129
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
REALIZED GAIN (LOSS) ON
 INVESTMENTS
Proceeds from sales......  3,119,122   2,266,996   2,449,501   2,075,421   444,854    29,550    87,594   329,716    15,187
Cost of securities
 sold....................  3,119,122   2,266,996   2,449,501   2,104,703   436,457    28,958    76,930   319,925    17,047
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
Net realized gain (loss)
 on investments..........     --          --          --         (29,282)    8,397       592    10,664     9,791    (1,860)
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
UNREALIZED APPRECIATION
 (DEPRECIATION) OF
 INVESTMENTS
Beginning of period......     --          --          --         (15,206)   (1,138)      873     9,228    (3,241)   (2,609)
End of period............     --          --          --         (22,563)  (15,206)   (1,138)   (3,772)    9,228    (3,241)
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
Net change in unrealized
 appreciation
 (depreciation) of
 investments.............     --          --          --          (7,357)  (14,068)   (2,011)  (13,000)   12,469      (632)
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
Net increase (decrease)
 in net assets resulting
 from operations......... $   21,962  $    7,693  $   11,588  $  (18,107) $  8,767  $  1,187  $    (39) $ 21,960  $ (2,363)
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
                          ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               SEPARATE ACCOUNT A
                 COMBINED STATEMENTS OF OPERATIONS (CONTINUED)
                 YEARS ENDED DECEMBER 31, 1994, 1993, AND 1992

                                                                   DIVISIONS INVESTING IN
                               ----------------------------------------------------------------------------------------------
                                       ALL-GROWTH SERIES                REAL ESTATE SERIES           FULLY MANAGED SERIES
                               ----------------------------------  ----------------------------  ----------------------------
                                  1994        1993        1992       1994      1993      1992      1994      1993      1992
                               ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
INVESTMENT INCOME
Dividends..................... $    5,331  $    1,469  $    3,843  $ 18,320  $  6,152  $  1,535  $ 27,796  $  5,069  $  4,787
Capital gain distribution.....     --          --          --         --        --        --        --        5,013     --
                               ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
Total investment income.......      5,331       1,469       3,843    18,320     6,152     1,535    27,796    10,082     4,787

EXPENSES (NOTE 3)
Mortality and expense risk and
 administrative charges.......      4,248       4,045       5,066     2,772     1,402       201     6,339     2,821     1,935
                               ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
Net investment income
 (loss).......................      1,083      (2,576)     (1,223)   15,548     4,750     1,334    21,457     7,261     2,852
                               ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
REALIZED GAIN (LOSS) ON
 INVESTMENTS
Proceeds from sales...........  1,673,336   2,146,830   2,064,045   133,140    95,671       363   144,913   289,416    54,329
Cost of securities sold.......  1,721,051   2,113,758   2,056,221   120,085    79,024       328   147,133   261,978    52,017
                               ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
Net realized gain (loss) on
 investments..................    (47,715)     33,072       7,824    13,055    16,647        35    (2,220)   27,438     2,312
                               ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENTS
Beginning of period...........      3,987      30,709      51,424     3,724     4,982       264     7,844    21,355    10,710
End of period.................    (15,298)      3,987      30,709   (14,876)    3,724     4,982   (67,196)    7,844    21,355
                               ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
Net change in unrealized
 appreciation (depreciation)
 of investments...............    (19,285)    (26,722)    (20,715)  (18,600)   (1,258)    4,718   (75,040)  (13,511)   10,645
                               ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
Net increase (decrease) in net
 assets resulting from
 operations................... $  (65,917) $    3,774  $  (14,114) $ 10,003  $ 20,139  $  6,087  $(55,803) $ 21,188  $ 15,809
                               ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
                               ----------  ----------  ----------  --------  --------  --------  --------  --------  --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               SEPARATE ACCOUNT A
                 COMBINED STATEMENTS OF OPERATIONS (CONTINUED)
                 YEARS ENDED DECEMBER 31, 1994, 1993, AND 1992

                                                                DIVISIONS INVESTING IN
                                    -------------------------------------------------------------------------------
                                                                                                  RISING DIVIDENDS
                                     MULTIPLE ALLOCATION SERIES    CAPITAL APPRECIATION SERIES
                                                                                                       SERIES
                                    -----------------------------  ----------------------------  ------------------
                                      1994       1993      1992      1994      1993    1992(a)     1994    1993(b)
                                    ---------  --------  --------  --------  --------  --------  --------  --------
INVESTMENT INCOME
Dividends.......................... $  44,815  $ 10,632  $ 14,291  $  9,726  $  4,346  $ 1,027   $  4,057  $    40
Capital gain distribution..........    --        24,167     5,243     --          874       39      --       --
                                    ---------  --------  --------  --------  --------  --------  --------  --------
Total investment income............    44,815    34,799    19,534     9,726     5,220    1,066      4,057       40

EXPENSES (NOTE 3)
Mortality and expense risk and
 administrative charges............     8,735     3,662     3,636     4,548     2,720      576      1,723       38
                                    ---------  --------  --------  --------  --------  --------  --------  --------
Net investment income (loss).......    36,080    31,137    15,898     5,178     2,500      490      2,334        2
                                    ---------  --------  --------  --------  --------  --------  --------  --------
REALIZED GAIN (LOSS) ON INVESTMENTS
Proceeds from sales................   190,232    76,884   232,396   275,192   563,427   61,988     65,576       38
Cost of securities sold............   185,806    74,327   225,462   273,760   536,613   58,052     66,092       38
                                    ---------  --------  --------  --------  --------  --------  --------  --------
Net realized gain (loss) on
 investments.......................     4,426     2,557     6,934     1,432    26,814    3,936       (516)   --
                                    ---------  --------  --------  --------  --------  --------  --------  --------
UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENTS
Beginning of period................     6,072      (913)   21,792     5,672     8,493    --           371    --
End of period......................   (48,285)    6,072      (913)  (10,169)    5,672    8,493     (4,855)     371
                                    ---------  --------  --------  --------  --------  --------  --------  --------
Net change in unrealized
 appreciation (depreciation) of
 investments.......................   (54,357)    6,985   (22,705)  (15,841)   (2,821)   8,493     (5,226)     371
                                    ---------  --------  --------  --------  --------  --------  --------  --------
Net increase (decrease) in net
 assets resulting from
 operations........................ $ (13,851) $ 40,679  $    127  $ (9,231) $ 26,493  $12,919   $ (3,408) $   373
                                    ---------  --------  --------  --------  --------  --------  --------  --------
                                    ---------  --------  --------  --------  --------  --------  --------  --------


                                    EMERGING MARKETS SERIES
                                                                            COMBINED
                                    ------------------------  -------------------------------------
                                       1994        1993(b)       1994         1993         1992
                                    -----------  -----------  -----------  -----------  -----------
INVESTMENT INCOME
Dividends.......................... $   --       $   --       $   162,381  $    54,089  $    44,962
Capital gain distribution..........      26,652      --            28,656       31,625        5,282
                                    -----------  -----------  -----------  -----------  -----------
Total investment income............      26,652      --           191,037       85,714       50,244
EXPENSES (NOTE 3)
Mortality and expense risk and
 administrative charges............       4,869         231        44,783       21,040       16,570
                                    -----------  -----------  -----------  -----------  -----------
Net investment income (loss).......      21,783        (231)      146,254       64,674       33,674
                                    -----------  -----------  -----------  -----------  -----------
REALIZED GAIN (LOSS) ON INVESTMENTS
Proceeds from sales................     626,695       9,349     8,391,221    6,223,181    4,907,359
Cost of securities sold............     602,653       8,708     8,417,335    6,097,824    4,887,586
                                    -----------  -----------  -----------  -----------  -----------
Net realized gain (loss) on
 investments.......................      24,042         641       (26,114)     125,357       19,773
                                    -----------  -----------  -----------  -----------  -----------
UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENTS
Beginning of period................      53,599      --            75,291       60,247       82,454
End of period......................     (96,182)     53,599      (283,196)      75,291       60,247
                                    -----------  -----------  -----------  -----------  -----------
Net change in unrealized
 appreciation (depreciation) of
 investments.......................    (149,781)     53,599      (358,487)      15,044      (22,207)
                                    -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net
 assets resulting from
 operations........................ $  (103,956) $   54,009   $  (238,347) $   205,075  $    31,240
                                    -----------  -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------  -----------

(a) Commencement of operations, May 4, 1992.

(b) Commencement of operations, October 4, 1993.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               SEPARATE ACCOUNT A
                  COMBINED STATEMENTS OF CHANGES IN NET ASSETS
                 YEARS ENDED DECEMBER 31, 1994, 1993, AND 1992

                                                                     DIVISIONS INVESTING IN
                                     ---------------------------------------------------------------------------------------
                                                LIQUID ASSET SERIES                      LIMITED MATURITY BOND SERIES
                                     ------------------------------------------   ------------------------------------------
                                         1994           1993           1992           1994           1993           1992
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).....  $     21,962   $      7,693   $     11,588   $     18,532   $     14,438   $      2,606
  Net realized gain (loss) on
   investments.....................       --             --             --             (29,282)         8,397            592
  Net change in unrealized
   appreciation (depreciation) of
   investments.....................       --             --             --              (7,357)       (14,068)        (2,011)
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from
 operations........................        21,962          7,693         11,588        (18,107)         8,767          1,187
                                     ------------   ------------   ------------   ------------   ------------   ------------
POLICY RELATED TRANSACTIONS (NOTE
 3)
  Premiums.........................     1,945,738         20,000         84,865      1,689,359        621,365        140,000
  Net transfers among divisions and
   Guaranteed Interest Division of
   Golden American.................    (1,449,693)       224,697       (165,492)    (1,581,133)      (370,757)       (10,566)
  Benefits, surrenders, and other
   withdrawals.....................       (53,214)      (350,065)       --              (6,190)       (13,009)       --
  Policy related charges and
   fees............................       (19,464)       (19,619)        (8,312)       (20,931)        (7,221)        (3,267)
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from policy
 related transactions..............       423,367       (124,987)       (88,939)        81,105        230,378        126,167
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net
 assets............................       445,329       (117,294)       (77,351)        62,998        239,145        127,354
Net assets:
  Beginning of period..............       287,460        404,754        482,105        395,921        156,776         29,422
                                     ------------   ------------   ------------   ------------   ------------   ------------
  End of period....................  $    732,789   $    287,460   $    404,754   $    458,919   $    395,921   $    156,776
                                     ------------   ------------   ------------   ------------   ------------   ------------
                                     ------------   ------------   ------------   ------------   ------------   ------------


                                                 NATURAL RESOURCES SERIES
                                         ----------------------------------------
                                            1994           1993           1992
                                         ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).....      $    2,297     $     (300)    $      129
  Net realized gain (loss) on
   investments.....................          10,664          9,791         (1,860)
  Net change in unrealized
   appreciation (depreciation) of
   investments.....................         (13,000)        12,469           (632)
                                         ----------     ----------     ----------
Net increase (decrease) in net
 assets resulting from
 operations........................             (39)        21,960         (2,363)
                                         ----------     ----------     ----------
POLICY RELATED TRANSACTIONS (NOTE
 3)
  Premiums.........................             600          1,400         --
  Net transfers among divisions and
   Guaranteed Interest Division of
   Golden American.................          48,568         62,755         (4,184)
  Benefits, surrenders, and other
   withdrawals.....................          --            (28,313)        --
  Policy related charges and
   fees............................          (3,300)        (1,481)          (515)
                                         ----------     ----------     ----------
Net increase (decrease) in net
 assets resulting from policy
 related transactions..............          45,868         34,361         (4,699)
                                         ----------     ----------     ----------
Net increase (decrease) in net
 assets............................          45,829         56,321         (7,062)
Net assets:
  Beginning of period..............          74,581         18,260         25,322
                                         ----------     ----------     ----------
  End of period....................      $  120,410     $   74,581     $   18,260
                                         ----------     ----------     ----------
                                         ----------     ----------     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               SEPARATE ACCOUNT A
            COMBINED STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                 YEARS ENDED DECEMBER 31, 1994, 1993, AND 1992

                                                               DIVISIONS INVESTING IN
                                     ---------------------------------------------------------------------------
                                              ALL-GROWTH SERIES                      REAL ESTATE SERIES
                                     ------------------------------------   ------------------------------------
                                        1994         1993         1992         1994         1993         1992
                                     ----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).....  $    1,083   $   (2,576)  $   (1,223)  $   15,548   $    4,750   $    1,334
  Net realized gain (loss) on
   investments.....................     (47,715)      33,072        7,824       13,055       16,647           35
  Net change in unrealized
   appreciation (depreciation) of
   investments.....................     (19,285)     (26,722)     (20,715)     (18,600)      (1,258)       4,718
                                     ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net
 assets resulting from
 operations........................     (65,917)       3,774      (14,114)      10,003       20,139        6,087
                                     ----------   ----------   ----------   ----------   ----------   ----------
POLICY RELATED TRANSACTIONS (NOTE
 3)
  Premiums.........................         900        2,800      107,920       --           10,000       60,000
  Net transfers among divisions and
   Guaranteed Interest Division of
   Golden American.................     236,186     (358,981)      58,432      140,671       66,057       57,436
  Benefits, surrenders, and other
   withdrawals.....................      (5,020)      (6,237)     (12,390)        (510)      (4,694)      --
  Policy related charges and
   fees............................     (11,668)      (4,226)     (13,945)      (5,772)      (2,341)        (361)
                                     ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net
 assets resulting from policy
 related transactions..............     220,398     (366,644)     140,017      134,389       69,022      117,075
                                     ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net
 assets............................     154,481     (362,870)     125,903      144,392       89,161      123,162
Net assets:
  Beginning of period..............     405,592      768,462      642,559      218,090      128,929        5,767
                                     ----------   ----------   ----------   ----------   ----------   ----------
  End of period....................  $  560,073   $  405,592   $  768,462   $  362,482   $  218,090   $  128,929
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                     ----------   ----------   ----------   ----------   ----------   ----------


                                             FULLY MANAGED SERIES
                                     ------------------------------------
                                        1994         1993         1992
                                     ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).....  $   21,457   $    7,261   $    2,852
  Net realized gain (loss) on
   investments.....................      (2,220)      27,438        2,312
  Net change in unrealized
   appreciation (depreciation) of
   investments.....................     (75,040)     (13,511)      10,645
                                     ----------   ----------   ----------
Net increase (decrease) in net
 assets resulting from
 operations........................     (55,803)      21,188       15,809
                                     ----------   ----------   ----------
POLICY RELATED TRANSACTIONS (NOTE
 3)
  Premiums.........................         900       22,800       40,000
  Net transfers among divisions and
   Guaranteed Interest Division of
   Golden American.................     742,826       22,773       47,848
  Benefits, surrenders, and other
   withdrawals.....................     (50,611)        (361)      --
  Policy related charges and
   fees............................     (22,796)      (4,862)      (3,548)
                                     ----------   ----------   ----------
Net increase (decrease) in net
 assets resulting from policy
 related transactions..............     670,319       40,350       84,300
                                     ----------   ----------   ----------
Net increase (decrease) in net
 assets............................     614,516       61,538      100,109
Net assets:
  Beginning of period..............     351,322      289,784      189,675
                                     ----------   ----------   ----------
  End of period....................  $  965,838   $  351,322   $  289,784
                                     ----------   ----------   ----------
                                     ----------   ----------   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               SEPARATE ACCOUNT A
            COMBINED STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                 YEARS ENDED DECEMBER 31, 1994, 1993, AND 1992

                                                           DIVISIONS INVESTING IN
                           ---------------------------------------------------------------------------------------
                                                                               CAPITAL APPRECIATION SERIES
                                   MULTIPLE ALLOCATION SERIES
                           ------------------------------------------   ------------------------------------------
                               1994           1993           1992           1994           1993         1992(a)
                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income
   (loss)................  $     36,080   $     31,137   $     15,898   $      5,178   $      2,500   $        490
  Net realized gain
   (loss) on
   investments...........         4,426          2,557          6,934          1,432         26,814          3,936
  Net change in
   unrealized
   appreciation
   (depreciation) of
   investments...........       (54,357)         6,985        (22,705)       (15,841)        (2,821)         8,493
                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease)
 in net assets resulting
 from operations.........       (13,851)        40,679            127         (9,231)        26,493         12,919
                           ------------   ------------   ------------   ------------   ------------   ------------
POLICY RELATED
 TRANSACTIONS
 (NOTE 3)
  Premiums...............         2,400          7,000         30,000        --              10,000         40,000
  Net transfers among
   divisions and
   Guaranteed Interest
   Division of Golden
   American..............       768,394         96,915        (91,610)       101,324        214,769        109,600
  Benefits, surrenders,
   and other
   withdrawals...........       (38,630)       (11,400)       (12,610)          (498)           (76)       --
  Policy related charges
   and fees..............       (27,694)        (5,691)        (6,646)       (13,167)        (8,542)        (1,990)
                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease)
 in net assets resulting
 from policy related
 transactions............       704,470         86,824        (80,866)        87,659        216,151        147,610
                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease)
 in net assets...........       690,619        127,503        (80,739)        78,428        242,644        160,529
Net assets:
  Beginning of period....       557,407        429,904        510,643        403,173        160,529        --
                           ------------   ------------   ------------   ------------   ------------   ------------
  End of period..........  $  1,248,026   $    557,407   $    429,904   $    481,601   $    403,173   $    160,529
                           ------------   ------------   ------------   ------------   ------------   ------------
                           ------------   ------------   ------------   ------------   ------------   ------------


                               RISING DIVIDENDS
                                                         EMERGING MARKETS
                                    SERIES                    SERIES                            COMBINED
                            ----------------------    ----------------------    -----------------------------------------

                              1994        1993(b)       1994        1993(b)        1994           1993           1992
                            ---------    ---------    ---------    ---------    -----------    -----------    -----------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income
   (loss)................   $   2,334    $      2     $  21,783    $    (231)   $   146,254    $    64,674    $    33,674
  Net realized gain
   (loss) on
   investments...........        (516)      --           24,042          641        (26,114)       125,357         19,773
  Net change in
   unrealized
   appreciation
   (depreciation) of
   investments...........      (5,226)        371      (149,781)      53,599       (358,487)        15,044        (22,207)

                            ---------    ---------    ---------    ---------    -----------    -----------    -----------
Net increase (decrease)
 in net assets resulting
 from operations.........      (3,408)        373      (103,956)      54,009       (238,347)       205,075         31,240
                            ---------    ---------    ---------    ---------    -----------    -----------    -----------
POLICY RELATED
 TRANSACTIONS
 (NOTE 3)
  Premiums...............       2,500       7,000         2,700        7,000      3,645,097        709,365        502,785
  Net transfers among
   divisions and
   Guaranteed Interest
   Division of Golden
   American..............     278,535      22,024       356,720      304,731       (357,602)       284,983          1,464
  Benefits, surrenders,
   and other
   withdrawals...........      --           --           --           (9,083)      (154,673)      (423,238)       (25,000)

  Policy related charges
   and fees..............     (10,655)       (261)      (18,915)        (910)      (154,362)       (55,154)       (38,584)

                            ---------    ---------    ---------    ---------    -----------    -----------    -----------
Net increase (decrease)
 in net assets resulting
 from policy related
 transactions............     270,380      28,763       340,505      301,738      2,978,460        515,956        440,665
                            ---------    ---------    ---------    ---------    -----------    -----------    -----------
Net increase (decrease)
 in net assets...........     266,972      29,136       236,549      355,747      2,740,113        721,031        471,905
Net assets:
  Beginning of period....      29,136       --          355,747       --          3,078,429      2,357,398      1,885,493
                            ---------    ---------    ---------    ---------    -----------    -----------    -----------
  End of period..........   $ 296,108    $ 29,136     $ 592,296    $ 355,747    $ 5,818,542    $ 3,078,429    $ 2,357,398
                            ---------    ---------    ---------    ---------    -----------    -----------    -----------
                            ---------    ---------    ---------    ---------    -----------    -----------    -----------

(a) Commencement of operations, May 4, 1992.

(b) Commencement of operations, October 4, 1993.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               SEPARATE ACCOUNT A
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

1.  ORGANIZATION
    Separate Account A (the "Account") was established on July 14, 1988, by Golden American Life Insurance Company ("Golden American"), under Minnesota insurance law to support the operations of flexible premium variable life insurance policies ("Policies"). Effective September 30, 1992, Golden American became a wholly-owned subsidiary of BT Variable, Inc. ("BTV"), an indirect wholly-owned subsidiary of Bankers Trust Company ("Bankers Trust"). Previously, Golden American was owned by Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit"). Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware.

    Operations of the Account commenced on February 16, 1989. Golden American provides for variable accumulation and benefits under the Policies by crediting insurance premiums to one or more divisions within the Account or to the Golden American Guaranteed Interest Division, which is not part of the Account, as elected by the Policyowners. The assets of the Account are owned by Golden American. The portion of the Account's assets applicable to Policies will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of Golden American.

    The Account makes available, under Golden Select Policies, ten investment divisions: the Liquid Asset, the Limited Maturity Bond, the Natural Resources, the All-Growth, the Real Estate, the Fully Managed, the Multiple Allocation, the Capital Appreciation (commenced operations on May 4, 1992), the Rising Dividends (commenced operations on October 4, 1993), and the Emerging Markets (commenced operations on October 4, 1993) Divisions ("Divisions"). The assets in each Division are invested in shares of a designated series ("Series") of a mutual fund, The GCG Trust (the "Trust").

    The Account is a unit investment trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

    The net assets maintained in the Account provide the basis for the periodic determination of the amount of benefits under the Policies. The net assets may not be less than the amount required under state law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in Golden American's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee. Golden American has entered into reinsurance agreements with unaffiliated reinsurers to cover insurance risk under the Policies. Golden American remains liable to the extent that its reinsurers do not meet their obligations under the reinsurance agreements.

    In a transaction that closed on September 30, 1992, Bankers Trust acquired from Mutual Benefit, in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and Directed Services, Inc. ("DSI"), an affiliate of Golden American, and certain related assets and contributed them to BTV. The transaction had no effect on the accompanying financial statements of the Account.

2.  SIGNIFICANT ACCOUNTING POLICIES
    The following is  a summary of  the significant accounting  policies of  the
Account:

        INVESTMENTS: Investments are made in shares of a Series of the Trust and are valued at the net asset value per share of the respective Series of the Trust.
        Investment transactions in each Series of the Trust are recorded on the trade date. Distributions of net investment income and capital gains of each Series of the Trust are recognized on the ex-distribution date. Realized gains and losses on redemptions of the Series of the Trust shares are determined on the identified cost basis.

                               SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
        For the years ended December 31, 1994, 1993 and 1992, the cost of purchases of shares of the Trust aggregated $11,528,695, $6,803,925, and $5,380,142, respectively, and the proceeds from sales of shares of the Trust aggregated $8,391,221, $6,223,181, and $4,907,359, respectively.

        FEDERAL INCOME TAXES: The operations of the Account form a part of, and are taxed with, the total operations of Golden American which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Policyowners are excluded in the determination of the federal income tax liability of Golden American.

3.  CHARGES AND FEES
    Under the terms of the Policies, certain charges are allocated to the Policies to cover Golden American's expenses in connection with the issuance and administration of the Policies. Following is a summary of these charges:

        MORTALITY AND EXPENSE RISK CHARGES: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Policies, deducts a daily charge from the assets of the Account at annual rates of either .80% or .90% of the assets attributable to Policies to cover these risks.

        ADMINISTRATIVE CHARGE: An administrative charge of $200 is made to cover the cost of underwriting and issuing a Policy on a simplified issue basis and $300 for a Policy that is medically underwritten. The charge is deducted in installments on each Policy processing date during the first Policy year. Also, a quarterly administrative charge of $18.75 per Policy processing period is made to cover ongoing administrative expenses. The charge is deducted on the Policy processing date. For certain policies, a daily charge at an annual rate of .10% is deducted from assets attributable to Policies.

        MORTALITY COST: A mortality cost is deducted which is equal to the cost of providing coverage under the Policy. Such cost is based on each insured's sex, attained age, smoking status and underwriting class. The maximum cost of insurance is shown in the Policy.

        MINIMUM DEATH BENEFIT GUARANTEE CHARGE: A minimum death benefit guarantee charge is made of a maximum per year of $0.60 per $1,000 of face or net amount at risk, as defined in each Policy. The charge is deducted in equal installments on each Policy quarterly processing date during the guarantee period.

        LOAN CHARGE:   A net loan  charge of up  to 1.00% is  made based on  the
    Policy loan amount on policies that allow loans. The charge is accrued daily, as applicable, and deducted on each Policy processing date.

        OTHER CHARGES: Five free investment re-allocations among divisions per Policy are allowed each Policy year. For each additional investment re-allocation, a $25 charge is made from the amount transferred from each division. Also, for each partial withdrawal, a charge is made equal to the lesser of $25 and 2% of the amount withdrawn.

        POLICY SALES LOAD  AND PREMIUMS TAXES:   A  policy sales load  of up  to
    7 1/2% is applied to each premium payment to compensate for sales related expenses (see Note 4), as is an amount equal to the premium tax applicable to some policies. Although the sales load and the premium tax are chargeable to each premium when it is received, the amount of such charges is initially advanced by Golden American to Policyowners and included as a component of the Policyowner's investment value and then deducted in equal installments on each Policy processing date over a period of either six or ten years. Upon the surrender of the Policy, any unamortized deferred sales load and premium taxes are deducted from the Policyowner's investment value. For some policies, the deferred premium taxes are collected in one installment at the end of the Policy processing period

                               SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

3.  CHARGES AND FEES (CONTINUED)
    following the premium collection. The net assets retained in the Account by Golden American in the accompanying financial statements represent the unamortized deferred sales load and premium taxes.

    Net assets retained in the Account by Golden American:

                                                                      1994         1993         1992
                                                                  ------------  -----------  -----------
Balance at January 1............................................  $    153,495  $   121,090  $   110,431
Sales load advanced.............................................       197,222       38,282       16,548
Premium tax advanced............................................        84,376       14,547        9,358
Net transfer from Guaranteed Interest Division..................        50,696       10,092      --
Amortization of deferred sales load and premium tax.............      (107,257)     (30,516)     (15,247)
                                                                  ------------  -----------  -----------
Balance at December 31..........................................  $    378,532  $   153,495  $   121,090
                                                                  ------------  -----------  -----------
                                                                  ------------  -----------  -----------

4.  OTHER RELATED PARTY TRANSACTIONS
    DSI, a registered broker/dealer, acts as the distributor and principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the Contracts issued through the Account. For 1994, 1993 and 1992, fees paid by Golden American to DSI in connection with sales of the Policies aggregated $286,476, $53,587, and $15,709.

    Under the terms of an expense limitation agreement ("Expense Agreement") between DSI and the Trust, DSI paid the Trust for ordinary expenses which exceeded certain prescribed limits. The Expense Agreement was terminated effective September 30, 1993, and was replaced by a unified fee payable by the Trust to DSI, covering all expenses of the Trust, except trustee fees which are borne by the Trust. For the years ended December 31, 1993 and 1992, DSI paid the Trust $255,476, and $311,745, respectively, relating to the Expense Agreement.

                               SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

5.  NET RETURN
    The following tables show the net return and the components thereof with respect to the Divisions for the years ended December 31, 1994, 1993, and 1992 and assumes the combined expense rates indicated were in effect for all periods presented:

                                       LIQUID ASSET DIVISION           LIMITED MATURITY BOND DIVISION
                                   ------------------------------      -------------------------------
                                    1994        1993        1992        1994        1993        1992
                                   ------      ------      ------      -------     ------      -------
Investment income.............      3.70%       2.64%       3.13%       4.84%       4.38%       5.88%
Net realized and unrealized
 gain (loss) on investments...      --          --          --         (6.03)       1.82       (1.04)
                                   ------      ------      ------      -------     ------      -------
Gross return..................      3.70        2.64        3.13       (1.19)       6.20        4.84
Expense charges (c)...........       .83         .82         .83         .79         .85         .84
                                   ------      ------      ------      -------     ------      -------
Net return....................      2.87%       1.82%       2.30%      (1.98)%      5.35%       4.00%
                                   ------      ------      ------      -------     ------      -------
                                   ------      ------      ------      -------     ------      -------


                                    NATURAL RESOURCES DIVISION
                                                                          ALL-GROWTH DIVISION
                                  ------------------------------     ------------------------------
                                   1994       1993        1992         1994       1993       1992
                                  ------     ------     --------     --------     -----     -------
Investment income.............    2.60%        .74%       1.18%         .84%       .39%       .55%
Net realized and unrealized
 gain (loss) on investments...    (.07)      49.19      (10.99)      (11.62)      6.17      (3.14)
                                  ------     ------     --------     --------     -----     -------
Gross return..................    2.53       49.93       (9.81)      (10.78)      6.56      (2.59)
Expense charges (c)...........     .82        1.20         .72          .71        .86        .78
                                  ------     ------     --------     --------     -----     -------
Net return....................    1.71%      48.73%     (10.53)%     (11.49)%     5.70%     (3.37)%
                                  ------     ------     --------     --------     -----     -------
                                  ------     ------     --------     --------     -----     -------

                            REAL ESTATE DIVISION     FULLY MANAGED DIVISION       MULTIPLE ALLOCATION
                                                                                        DIVISION
                           -----------------------   -----------------------   --------------------------
                           1994     1993     1992     1994     1993    1992     1994      1993     1992
                           -----   ------   ------   -------   -----   -----   -------   ------   -------
Investment income........  5.36%    3.30%    5.11%    2.66%    3.08%   2.13%    3.53%     6.92%    4.61%
Net realized and
 unrealized gain (loss)
 on investments..........   .98    13.97     8.76    (9.93)    4.51    4.10    (4.71)     4.21    (2.73)
                           -----   ------   ------   -------   -----   -----   -------   ------   -------
Gross return.............  6.34    17.27    13.87    (7.27)    7.59    6.23    (1.18)    11.13     1.88
Expense charges (c)......   .85      .94      .91      .74      .86     .85      .78       .89      .82
                           -----   ------   ------   -------   -----   -----   -------   ------   -------
Net return...............  5.49%   16.33%   12.96%   (8.01)%   6.73%   5.38%   (1.96)%   10.24%    1.06%
                           -----   ------   ------   -------   -----   -----   -------   ------   -------
                           -----   ------   ------   -------   -----   -----   -------   ------   -------

                                                                    RISING        EMERGING MARKET
                                       CAPITAL APPRECIATION       DIVIDENDS
                                             DIVISION              DIVISION          DIVISION
                                     ------------------------   --------------   -----------------
                                      1994     1993    1992(a)   1994    1993(b)   1994     1993(b)
                                     -------   -----   ------   ------   -----   --------   ------
Investment income..................   1.98%    1.40%     .87%   1.37%     .14%     3.79%     --  %
Net realized and unrealized gain
 (loss) on investments.............  (3.57)    6.91    10.00    (.78)    3.00    (18.97)    24.40
                                     -------   -----   ------   ------   -----   --------   ------
Gross return.......................  (1.59)    8.31    10.87     .59     3.14    (15.18)    24.40
Expense charges (c)................    .79      .87      .59     .80      .20       .67       .24
                                     -------   -----   ------   ------   -----   --------   ------
Net return.........................  (2.38)%   7.44%   10.28%   (.21)%   2.94%   (15.85)    24.16%
                                     -------   -----   ------   ------   -----   --------   ------
                                     -------   -----   ------   ------   -----   --------   ------

------------------------
(a) Commencement of operations, May 4, 1992.

(b) Commencement of operations, October 4, 1993.

(c) Expense charges represent only the mortality and expense risk charges at an annual rate of .80% of the assets of the Account.

                               SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

5.  NET RETURN (CONTINUED)
    The following tables show the net return and the components thereof with respect to the Divisions for the years ended December 31, 1994, 1993 and 1992 and assumes the combined expense rates indicated were in effect for all periods presented:

                                      LIQUID ASSET DIVISION           LIMITED MATURITY BOND DIVISION
                                ---------------------------------   ----------------------------------
                                  1994        1993        1992        1994         1993        1992
                                ---------   ---------   ---------   ---------   ----------   ---------
Investment income.............     3.70%       2.64%       3.13%       4.84%     4.38   %       5.88%
Net realized and unrealized
 gain (loss) on investments...    --          --          --          (6.03)     1.82          (1.04)
                                    ---         ---         ---     ---------     ---        ---------
Gross return..................     3.70        2.64        3.13       (1.19)     6.20           4.84
Expense charges (c)...........     1.04        1.03        1.04         .98      1.06           1.05
                                    ---         ---         ---     ---------     ---        ---------
Net return....................     2.66%       1.61%       2.09%      (2.17)%    5.14   %       3.79%
                                    ---         ---         ---     ---------     ---        ---------
                                    ---         ---         ---     ---------     ---        ---------


                                   NATURAL RESOURCES DIVISION
                                                                           ALL-GROWTH DIVISION
                                ---------------------------------   ----------------------------------
                                  1994        1993        1992        1994         1993        1992
                                ---------   ---------   ---------   ---------   ----------   ---------
Investment income.............     2.60%        .74%       1.18%        .84%      .39   %        .55%
Net realized and unrealized
 gain (loss) on investments...     (.07)      49.19      (10.99)     (11.62)     6.17          (3.14)
                                ---------   ---------   ---------   ---------     ---        ---------
Gross return..................     2.53       49.93       (9.81)     (10.78)     6.56          (2.59)
Expense charges (c)...........     1.02        1.50         .90         .89      1.07            .98
                                ---------   ---------   ---------   ---------     ---        ---------
Net return....................     1.51%      48.43%     (10.71)%    (11.67)%    5.49   %      (3.57)%
                                ---------   ---------   ---------   ---------     ---        ---------
                                ---------   ---------   ---------   ---------     ---        ---------

                                        REAL ESTATE DIVISION         FULLY MANAGED DIVISION          MULTIPLE ALLOCATION
                                                                                                          DIVISION
                                     ---------------------------   ---------------------------   ---------------------------
                                      1994      1993      1992      1994      1993      1992      1994      1993      1992
                                     -------   -------   -------   -------   -------   -------   -------   -------   -------
Investment income..................   5.36%     3.30%     5.11%     2.66%     3.08%     2.13%     3.53%     6.92%     4.61%
Net realized and unrealized gain
 (loss) on investments.............    .98     13.97      8.76     (9.93)     4.51      4.10     (4.71)     4.21     (2.73)
                                     -------   -------   -------   -------   -------   -------   -------   -------   -------
Gross return.......................   6.34     17.27     13.87     (7.27)     7.59      6.23     (1.18)    11.13      1.88
Expense charges (c)................   1.06      1.17      1.14       .93      1.08      1.07       .98      1.11      1.02
                                     -------   -------   -------   -------   -------   -------   -------   -------   -------
Net return.........................   5.28%    16.10%    12.73%    (8.20)%    6.51%     5.16%    (2.16)%   10.02%      .86%
                                     -------   -------   -------   -------   -------   -------   -------   -------   -------
                                     -------   -------   -------   -------   -------   -------   -------   -------   -------

                                                                   RISING DIVIDENDS     EMERGING MARKET
                                        CAPITAL APPRECIATION
                                              DIVISION                 DIVISION             DIVISION
                                     ---------------------------   -----------------   ------------------
                                      1994      1993     1992(a)    1994     1993(b)     1994     1993(b)
                                     -------   -------   -------   -------   -------   --------   -------
Investment income..................   1.98%     1.40%      .87%     1.37%      .14%      3.79%     --  %
Net realized and unrealized gain
 (loss) on investments.............  (3.57)     6.91     10.00      (.78)     3.00     (18.97)    24.40
                                     -------   -------   -------   -------   -------   --------   -------
Gross return.......................  (1.59)     8.31     10.87       .59      3.14     (15.18)    24.40
Expense charges (c)................    .98      1.09       .74      1.00       .25        .84       .30
                                     -------   -------   -------   -------   -------   --------   -------
Net return.........................  (2.57)%    7.22%    10.13%     (.41)%    2.89%    (16.02)%   24.10%
                                     -------   -------   -------   -------   -------   --------   -------
                                     -------   -------   -------   -------   -------   --------   -------

------------------------
(a) Commencement of operations, May 4, 1992.

(b) Commencement of operation, October 4, 1993.

(c) Expense charges represent only the combined mortality and expense risk and asset-based administrative charges at an annual rate of 1.00% of the assets of the Account. Such charges became effective May 1, 1991 for contracts issued on and after such date. In the above tables, the net returns were calculated as though the combined expense rate of 1.00% had been in effect since commencement of operations.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                      CONDENSED BALANCE SHEET (UNAUDITED)

                                 MARCH 31, 1995
                                 (IN THOUSANDS)

ASSETS
  Fixed maturities available for sale, at market value......           $    17,428
  Short-term investments....................................                15,340
  Equity securities, at market value........................                    16
  Policy loans..............................................                   911
  Cash......................................................                 2,279
  Accrued investment income.................................                   265
  Deferred policy acquisition costs.........................                61,570
  Other assets..............................................                12,215
  Separate Account Assets...................................               942,028
                                                                       -----------
  Total Assets..............................................           $ 1,052,052
                                                                       -----------
                                                                       -----------

LIABILITIES AND STOCKHOLDER'S EQUITY
  Liabilities:
  Insurance and annuity reserves............................           $    17,025
  Accrued expenses and other liabilities....................                 4,495
  Separate Account liabilities..............................               942,028
                                                                       -----------
  Total liabilities.........................................               963,548
                                                                       -----------

STOCKHOLDER'S EQUITY
  Common Stock..............................................                 2,500
  Preferred Stock...........................................                50,000
  Additional paid-in capital................................                37,086
  Unrealized depreciation of equity securities..............                    (1)
  Unrealized depreciation of fixed maturities
   available-for-sale.......................................                   (81)
  Retained earnings.........................................                (1,000)
                                                                       -----------
  Total stockholder's equity................................                88,504
                                                                       -----------
Total liabilities and stockholder's equity..................           $ 1,052,052
                                                                       -----------
                                                                       -----------

                     SEE NOTES TO THE FINANCIAL STATEMENTS.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                   CONDENSED STATEMENT OF INCOME (UNAUDITED)

                          QUARTER ENDED MARCH 31, 1995
                                 (IN THOUSANDS)

REVENUES
  Variable Life and annuity product fees and policy
   charges..................................................             $   4,643
  Net investment income.....................................                   406
  Realized losses on investments............................                   (34)
                                                                           -------
                                                                             5,015
EXPENSES
  Operating and administrative..............................                 3,956
  Amortization of deferred policy acquisition costs.........                 1,216
                                                                           -------
                                                                             5,172
                                                                           -------
Net Income..................................................             $    (157)
                                                                           -------
                                                                           -------

                     SEE NOTES TO THE FINANCIAL STATEMENTS

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                 CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)

                             QUARTER ENDED MARCH 31
                                 (IN THOUSANDS)

Net cash provided by operating activities...................            $  14,557
Investing activities:
  Purchases of investments..................................              (19,216)
  Sales of investments......................................                4,371
  Maturities of investments.................................                   15
                                                                         --------
  Net cash used in investing activities.....................              (14,830)
Financing Activities:
  Dividends paid on preferred stock.........................                 (764)
                                                                         --------
  Net cash used in financing activities.....................                 (764)
                                                                         --------
Decrease in cash............................................               (1,037)
Cash at beginning of year...................................                3,316
                                                                         --------
Cash at end of year.........................................            $   2,279
                                                                         --------
                                                                         --------

                     SEE NOTES TO THE FINANCIAL STATEMENTS

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                     NOTE TO CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

                                 MARCH 31, 1995

NOTE A -- BASIS OF PRESENTATION

    The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 1995 are not necessarily indicative of the results that may be expected for the year ended December 31, 1995. For further information, refer to the financial statements and footnotes thereto included in the Golden American Life Insurance Company annual report.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholder
Golden American Life Insurance Company

    We have audited the accompanying statutory-basis balance sheets of Golden American Life Insurance Company (the "Company") as of December 31, 1994 and 1993, and the related statutory-basis statements of operations, capital and surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the acounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    The Company presents its 1994 and 1993 financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of Delaware. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Notes 2 and 4.

    In our opinion, because of the materiality of the effects of the variances between generally accepted accounting principles and the accounting practices referred to in the preceding paragraph, the financial statements referred to above are not intended to and do not present fairly, in conformity with generally accepted accounting principles, the financial position of Golden American Life Insurance Company at December 31, 1994 and 1993, or the results of its operations or its cash flow for the years then ended. However, in our opinion, the supplementary information included in Note 4 presents fairly, in all material respects, stockholder's equity at December 31, 1994 and 1993, and net income (loss) for the years ended December 31, 1994 and 1993, in conformity with generally accepted accounting principles.

    Also, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Golden American Life Insurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flow for the years then ended in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of Delaware for the years ended December 31, 1994 and 1993.

                                                  [SIGNATURE]

February 14, 1995,
except for Note 11, as to which the date is June 29, 1995

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                       BALANCE SHEETS -- STATUTORY BASIS

                                                                                          DECEMBER 31,
                                                                               -----------------------------------
                                                                                     1994               1993
                                                                               -----------------  ----------------
ADMITTED ASSETS
Investments:
  Bonds......................................................................  $       2,673,223  $      2,127,036
  Short-term investments.....................................................         13,933,550        15,231,954
  Common stock...............................................................             15,609           321,842
Funds held in escrow pursuant to an Exchange Agreement.......................          2,757,467         1,375,000
Cash.........................................................................          3,315,768         4,075,718
Policy loans.................................................................            513,350           144,529
                                                                               -----------------  ----------------
                                                                                      23,208,967        23,276,079
Investment income due and accrued............................................             92,423            68,002
Due from reinsurers..........................................................         14,506,893           162,041
Due from parent and affiliates...............................................         --                   466,129
Separate account assets......................................................        950,291,746       810,150,858
Other assets.................................................................             80,119         --
                                                                               -----------------  ----------------
    Total admitted assets....................................................  $     988,180,148  $    834,123,109
                                                                               -----------------  ----------------
                                                                               -----------------  ----------------

LIABILITIES AND CAPITAL AND SURPLUS
Policy and contract liabilities:
  Insurance and annuity reserves.............................................  $       6,036,021  $      2,389,726
  Due to reinsurers..........................................................         13,860,267            87,977
                                                                               -----------------  ----------------
                                                                                      19,896,288         2,477,703
Other liabilities:
  Due from separate accounts for net transfers...............................        (49,758,887)      (39,158,451)
  Due to parent and affiliates...............................................            232,587         --
  Accrued expenses and other liabilities.....................................            745,569         1,220,619
  Adjustable principal amount promissory note, 7.5%, due 1997................            438,636           438,636
  Borrowed money.............................................................         --                40,040,278
  Asset valuation reserve and interest maintenance reserve...................             41,598           131,060
                                                                               -----------------  ----------------
                                                                                     (28,404,209)        2,672,142
Separate account liabilities.................................................        950,291,746       810,150,858
                                                                               -----------------  ----------------
Total liabilities............................................................        921,887,537       815,300,703
Capital and surplus:
  Common stock, par value $10 per share:
    Authorized, issued and outstanding 250,000 shares                                  2,500,000         2,500,000
  Redeemable preferred stock, par value $5,000 per share,
   50,000 shares authorized, 10,000 shares issued and
   outstanding in 1994.......................................................         50,000,000         --
  Paid-in surplus............................................................         42,699,479        33,949,479
  Unassigned surplus (deficit)...............................................        (28,906,868)      (17,627,073)
                                                                               -----------------  ----------------
Total capital and surplus....................................................         66,292,611        18,822,406
                                                                               -----------------  ----------------
Total liabilities and capital and surplus....................................  $     988,180,148  $    834,123,109
                                                                               -----------------  ----------------
                                                                               -----------------  ----------------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                                                  YEAR ENDED DECEMBER 31
                                                                            -----------------------------------
                                                                                  1994               1993
                                                                            -----------------  ----------------
Premiums and annuity considerations.......................................  $     294,549,961  $    505,465,379
Reserve adjustments on reinsurance ceded..................................         12,705,353         --
                                                                            -----------------  ----------------
                                                                                  307,255,314       505,465,379
Investment income:
  Gross investment income.................................................            578,107           245,507
  Less investment expenses................................................             (2,310)         (773,443)
                                                                            -----------------  ----------------
                                                                                      575,797          (527,936)
Amortization of interest maintenance reserve..............................              3,323            14,720
Commissions and expense allowances on reinsurance ceded...................          1,140,402         --
Other income..............................................................         --                     8,446
                                                                            -----------------  ----------------
Total income..............................................................        308,974,836       504,960,609

Benefits paid or provided:
  Annuity benefits........................................................         18,263,492         9,591,886
  Surrender benefits......................................................         86,014,940        26,809,545
  Increase (decrease) in insurance and annuity reserves...................          3,646,295           (59,390)
                                                                            -----------------  ----------------
                                                                                  107,924,727        36,342,041
Net transfers to separate accounts........................................        178,965,551       434,471,301
Expenses:
  Commissions.............................................................         17,569,333        34,259,911
  General insurance expenses..............................................         15,838,760         9,337,982
                                                                            -----------------  ----------------
                                                                                   33,408,093        43,597,893
                                                                            -----------------  ----------------
Total benefits and expenses...............................................        320,298,371       514,411,235
                                                                            -----------------  ----------------
Net loss from operations before federal income tax benefit
 and net realized capital gains...........................................        (11,323,535)       (9,450,626)
Federal income tax benefit................................................         --                    16,083
Net realized capital gains................................................             63,500            33,657
                                                                            -----------------  ----------------
Net loss..................................................................  $     (11,260,035) $     (9,400,886)
                                                                            -----------------  ----------------
                                                                            -----------------  ----------------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
              STATEMENTS OF CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                                   YEAR ENDED DECEMBER 31
                                                                              --------------------------------
                                                                                    1994             1993
                                                                              ----------------  --------------
Balance at beginning of year................................................  $     18,822,406  $   12,204,962

Net loss....................................................................       (11,260,035)     (9,400,886)
Change in net unrealized appreciation of investments........................           (62,320)         47,856
Change in asset valuation reserve...........................................            92,811         (29,526)
Change in non-admitted assets...............................................           (50,251)       --
Issuance of redeemable preferred stock......................................        50,000,000        --
Issuance of common stock....................................................         --              1,000,000
Contribution of capital by parent...........................................         8,750,000      15,000,000
                                                                              ----------------  --------------
Net increase in capital and surplus.........................................        47,470,205       6,617,444
                                                                              ----------------  --------------
Balance at end of year......................................................  $     66,292,611  $   18,822,406
                                                                              ----------------  --------------
                                                                              ----------------  --------------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   STATEMENTS OF CASH FLOW -- STATUTORY BASIS

                                                                                  YEAR ENDED DECEMBER 31
                                                                           ------------------------------------
                                                                                  1994               1993
                                                                           ------------------  ----------------
OPERATING ACTIVITIES
Premiums and annuity considerations, net.................................  $      308,461,038  $    505,337,943
Policy loans.............................................................            (368,822)          202,132
Investment income, net of interest paid..................................             465,559          (484,512)
Federal income tax benefit recovered.....................................          --                    16,083
Benefits paid............................................................        (104,913,778)      (36,551,412)
Commissions and other operating expenses.................................         (33,764,277)      (42,607,803)
Net transfers to separate accounts.......................................        (189,565,987)     (458,548,369)
Other....................................................................             845,300          (274,409)
                                                                           ------------------  ----------------
Net cash used in operating activities....................................         (18,840,967)      (32,910,347)

INVESTING ACTIVITIES
Proceeds from maturity and calling of bonds..............................             321,110           552,100
Proceeds from sale of common stock.......................................             313,500           240,492
Cost of bonds acquired...................................................            (857,274)         (543,368)
Cost of common stock acquired............................................              (6,087)         (260,576)
Investments held in escrow pursuant to an Exchange Agreement, (net)......          (1,300,000)       (1,375,000)
                                                                           ------------------  ----------------
Net cash used in investing activities....................................          (1,528,751)       (1,386,352)

FINANCING ACTIVITIES
Issuance of common stock.................................................          --                 1,000,000
Issuance of redeemable preferred stock...................................          50,000,000         --
Contribution of capital by parent........................................           8,750,000        15,000,000
Borrowed money...........................................................         (40,438,636)       33,600,000
                                                                           ------------------  ----------------
Net cash provided by financing activities................................          18,311,364        49,600,000
                                                                           ------------------  ----------------
Net (decrease) increase in cash and short-term investments...............          (2,058,354)       15,303,301
Cash and short-term investments at beginning of year.....................          19,307,672         4,004,371
                                                                           ------------------  ----------------
Cash and short-term investments at end of year...........................  $       17,249,318  $     19,307,672
                                                                           ------------------  ----------------
                                                                           ------------------  ----------------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS
                               DECEMBER 31, 1994

1.  ORGANIZATION
    Effective September 30, 1992, Golden American Life Insurance Company ("Golden American") became a wholly-owned subsidiary of BT Variable, Inc. ("BTV"), an indirect wholly-owned subsidiary of Bankers Trust Company ("Bankers Trust"). Previously, Golden American was owned by Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit"). Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware.

    In a transaction that closed on September 30, 1992, Bankers Trust acquired from Mutual Benefit, in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and Directed Services, Inc. ("DSI"), an affiliate of Golden American, and certain related assets and contributed them to BTV. The portion of the aggregate consideration exchanged by Bankers Trust, allocable to Golden American, was valued at $11.6 million, subject to subsequent adjustment pursuant to the Exchange Agreement. This allocation was based primarily on the estimated value of insurance contracts in force and also included the acquisition of net tangible assets of $.4 million. The transaction involved settlement of pre-existing claims of Bankers Trust against Mutual Benefit. The ultimate value of these claims has not yet been determined by the Superior Court of New Jersey and is contingently supported by a $5 million note payable from Golden American and a $6 million letter of credit from Bankers Trust. The Golden American note is secured by a pledge of Golden American's right to receive certain deferred sales loads.
Bankers Trust has estimated that the contingent liability due from Golden American amounted to $438,636 at December 31, 1994 and 1993. During 1994 and 1993, Golden American deposited with an escrow agent $1,300,000 and $1,375,000, respectively, pursuant to certain provisions of the Exchange Agreement.

    In addition, concurrent with the closing, Bankers Trust entered into an agreement with Golden American to cause Golden American, commencing with the closing and for so long as Bankers Trust continues to own, directly and indirectly, all the issued and outstanding capital stock of Golden American, to have at all times statutory capital and surplus of no less than the sum of (i) $5,000,000 and (ii) an amount equal to 1% of the statutory-basis separate account liabilities of Golden American. During 1994 and 1993, BTV contributed additional capital and paid-in surplus of $8,750,000 and $16,000,000, respectively, to Golden American, including $1,000,000 in 1993 through the issuance of an additional 100,000 shares of common stock. In 1994, Golden American issued $50,000,000 of preferred stock that was purchased by BTV for $50,000,000 in cash.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

    The accompanying financial statements for the years ended December 31, 1994 and 1993 have been prepared on the basis of accounting practices and procedures prescribed or permitted by the Department of Insurance of the State of Delaware (the "Department") and the National Association of Insurance Commissioners ("NAIC"). These practices differ in certain respects from generally accepted accounting principles ("GAAP"). The more significant accounting practices followed and, where indicated, their variation from GAAP, are summarized as follows:

ADMITTED ASSETS

    Assets in the accompanying balance sheets are stated at "admitted asset" values. The term "admitted assets" means the assets are stated at values required or permitted to be reported to the Department in accordance with the rules and regulations of the Department and the NAIC.

ACQUISITION

    The acquisition of  Golden American by  Bankers Trust had  no effect on  the carrying value of the acquired assets and liabilities reported in the accompanying statutory-basis financial statements. Under GAAP, the acquisition of Golden American has been accounted for as a purchase by Bankers

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                               DECEMBER 31, 1994

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Trust and, accordingly, the acquired assets and the liabilities assumed were reported at their estimated fair values at the date of acquisition. In addition, for GAAP purposes Golden American recorded an asset for the cost assigned to insurance contracts in force, which represents the value of the right to receive future profits from the life insurance and annuity policies existing at the acquisition date. Such value is the actuarially-determined present value of projected future profits from the acquired contracts discounted at an interest rate of 15%. Cost assigned to insurance contracts in force is being amortized over the estimated life of the applicable insurance contracts in relation to estimated future gross profits with interest at 8%.

INVESTMENTS

    The admitted asset values of bonds and stocks have been determined on the basis prescribed by the NAIC. Such admitted asset values represent principally amortized cost for bonds (market value -- 1994: $2,658,448 and 1993: $2,198,654) and market value for common stocks (cost -- 1994: $16,429 and 1993: $260,342).

    As prescribed by the NAIC, an Asset Valuation Reserve ("AVR") is required to be maintained by insurance companies. The AVR is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. As also prescribed by the NAIC, beginning in 1992, Golden American adopted an Interest Maintenance Reserve ("IMR") that represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed income investments, principally bonds and mortgage loans. Such gains or losses are amortized into income on a straight-line basis over the remaining period to maturity. Under GAAP, the AVR and IMR are not recorded.

    Net realized capital gains and losses on investments are included in the determination of net income using the specific identification method. Through the use of the IMR such net realized gains and losses may be deferred, net of applicable capital gains taxes, and amortized into investment income over the life of the investments sold.

    Unrealized gains and losses on stocks are recognized directly in unassigned surplus. Short-term investments are carried at cost, which, when combined with accrued interest income, approximates fair value.

VARIABLE LIFE AND ANNUITY PRODUCTS

    Variable life and annuity products include individual and group flexible premium variable life insurance policies and annuity products. Golden American provides for variable accumulation and benefits under the policies and contracts by crediting life and annuity considerations in accordance with contractholder direction to one or more divisions within various separate accounts or Golden American's guaranteed interest division. Allocation of premiums to the guaranteed interest division was discontinued in 1991.

    Premiums and annuity considerations are recorded as received and are presented net of reinsurance premiums of $16.1 million and $.7 million in 1994 and 1993, respectively. Under GAAP, revenues from variable life and annuity products consist of policy charges for mortality and expense risk, the cost of insurance and policy administration costs that have been assessed against policy account balances during the period.

INSURANCE AND ANNUITY RESERVES

    Insurance and annuity reserves represent policy account balances invested in the guaranteed interest division less the related unamortized portion of the deferred sales load and other policy charges. Such reserves include provisions for minimum death benefit guarantees.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                               DECEMBER 31, 1994

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Surrender values are not promised in excess of the legally computed reserves. There was no insurance in-force at December 31, 1994 for which the gross premiums were less than net premiums.

POLICY BENEFITS

    Policy benefits paid or provided include benefit claims incurred in the period and are net of reinsurance of $2.4 million and $.4 million in 1994 and 1993, respectively. Interest credited rates for the guaranteed interest division ranged from 4.0% to 5.0% during 1994 and 1993. Under GAAP, policy benefits that are charged to expense include benefits incurred in the period in excess of the policy account balances and interest credited to policy account balances invested in the guaranteed interest division.

ACQUISITION COSTS

    Commissions and other costs incurred in acquiring new business are charged to operations as incurred. Under GAAP, these costs are deferred and are amortized over the lives of the policies in relation to the present value of estimated gross profits from policy sales load and investment returns, and mortality and expense margins.

SEPARATE ACCOUNTS

    The separate accounts are registered investment companies under the provisions of the Investment Company Act of 1940. At the direction of the policyowners and contractholders, the separate accounts invest the premium and annuity considerations from the sale of variable life and annuity products in either shares of specified mutual funds or directly in other investment securities. The assets and liabilities of Golden American's separate accounts are identified and segregated from other assets and liabilities of Golden American. The portion of the separate account assets applicable to policies and contracts cannot be charged with liabilities arising out of any other business Golden American may conduct.

    Separate account assets are carried at the net asset value of the underlying mutual funds, which approximates market value, and generally represent contractholder and policyowner funds maintained in the accounts and unamortized deferred sales loads and other charges payable to Golden American over a specified period. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not included in the accompanying statements of operations of Golden American.

    A sales load ranging from 0% to 9% in addition to other charges is applicable to each premium payment for policy related expenses. Although this sales load is assessed on each premium when it is received by Golden American, such sales load is initially advanced by Golden American to contractholders and policyowners and included in the separate or general account assets, as applicable, and then deducted in equal installments on each contract processing date over a period specified in the contract or policy. Sales loads are included in operations when assessed by Golden American. Under GAAP, these sales loads are earned over the life of the contract in relation to estimated future gross profits. Sales load amounts that have been deducted but not yet earned are reported as unearned income.

REINSURANCE

    Premiums and policy benefits are reported in the accompanying financial statements net of reinsurance ceded. Golden American would remain liable to the extent that any reinsurers do not meet their obligations under the reinsurance agreements. FASB Statement No. 113, "Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts" which was issued in December 1992, was adopted by Golden American in 1993. However, its adoption did not have a material impact on the financial statements of Golden American.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                               DECEMBER 31, 1994

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
FEDERAL INCOME TAXES

    Federal income tax benefits are based on net losses from operations after adjusting for certain income and expense items, principally differences between statutory and tax reserves, accrual of bond discount, and specified policy acquisition expenses that, in accordance with the provisions of the Internal Revenue Code ("IRC"), are not included in the determination of current taxable income.

    Golden American is taxed, on a separate company basis, as a life insurance company pursuant to applicable provisions of the IRC. At December 31, 1994 and 1993, Golden American had net operating loss ("NOL") carryforwards for federal income tax purposes of approximately $17.3 million and $7.3 million, respectively. Approximately $2.4 million of these NOL's, relating to operations prior to ownership by Mutual Benefit, can be used to offset future taxable income of Golden American only through the year 2005, subject to annual limitations. Approximately $.8 million, $4.1 million and $10.0 million are available through the years 2007, 2008, and 2009, respectively.

STATEMENTS OF CASH FLOW

    For purposes of Golden American's statements of cash flow, all highly liquid investments with a maturity of one year or less are considered to be short-term investments.

PRESENTATION

    Certain prior-year balances have been reclassified to conform to the current-year financial statement presentation.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS
    Golden American has evaluated its financial instruments, principally short-term investments, policy loans, the adjustable principal amount promissory note, and policy and contract liabilities and determined that carrying amounts reported in the balance sheets approximate fair value.

4.  CAPITAL AND SURPLUS
    The payment of cash dividends by Golden American is subject to statutory restrictions imposed by certain jurisdictions in which Golden American operates. Golden American is required to maintain a minimum total statutory-basis capital and surplus of not less than $5,000,000 under the provisions of the insurance laws of certain states in which it is presently licensed to sell variable life and annuity products.

    During 1992, the NAIC approved certain Risk-Based Capital ("RBC") requirements for life/ health insurance companies. Those requirements were effective beginning in 1993 and require that the amount of capital maintained by an insurance company is to be determined based on the various risk factors related to it. Golden American met the RBC requirements as of December 31, 1994 and 1993.

    On December 30, 1994, Golden American issued 10,000 shares of Redeemable Preferred Stock. There were no dividends declared or paid on the Redeemable Preferred Stock in 1994. As of December 31, 1994, Dividends in Arrears on the Redeemable Preferred Stock were $17,917 or $1.79 per share. The dividends are cumulative and are calculated based on a rate not to exceed the sum of the Prime Rate and 1.5%. The Redeemable Preferred Stock is redeemable at the option of Golden American at the redemption price of $5,000 per share.

    Dividend  payments  to   common  stockholders  are   limited  by   statutory
restrictions issued by the State of Delaware. The maximum amount of dividends which can be paid by State of Delaware insurance companies to stockholders without prior approval of the Insurance Commissioner is the higher of either (a) prior year net income or (b) 10% of ending prior year surplus. Statutory surplus at December 31, 1994, was $13,792,611. The net loss for 1994 was $(11,260,035).
The maximum dividend payout which may be made without prior approval in 1995 is $1,379,261. No dividends were paid in 1994.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                               DECEMBER 31, 1994

4.  CAPITAL AND SURPLUS (CONTINUED)
    A reconciliation of Golden American's GAAP-basis stockholder's equity as of December 31, 1994 and 1993 and net loss for the years ended December 31, 1994 and 1993 to its statutory-basis capital and surplus and net loss included in the accompanying financial statements is as follows:

                                                   CAPITAL AND SURPLUS                 NET INCOME/(LOSS)
                                            ---------------------------------  ---------------------------------
                                                  1994             1993              1994             1993
                                            ----------------  ---------------  ----------------  ---------------
GAAP-basis................................  $     89,506,318  $    28,596,888  $      2,221,748  $    (1,792,700)
Asset valuation reserve/interest
 maintenance reserve......................           (41,598)        (131,060)            3,323           14,720
Fixed maturities from acquisition.........           (75,609)         (96,528)           14,248            4,300
Deferred policy acquisition costs.........       (60,662,000)     (42,151,111)      (18,510,889)     (35,101,494)
Cost assigned to insurance contracts in
 force....................................        (7,620,000)      (9,784,189)        2,164,189        1,356,597
Deferred sales loads and policy charges...        49,223,050       42,223,470         6,999,580       26,695,281
Reserves..................................        (4,985,212)       --               (5,016,676)         563,905
Unearned revenue..........................         1,759,000          164,936         1,594,064       (1,141,495)
Other.....................................          (811,338)       --                 (729,622)       --
                                            ----------------  ---------------  ----------------  ---------------
Statutory-basis...........................  $     66,292,611  $    18,822,406  $    (11,260,035) $    (9,400,886)
                                            ----------------  ---------------  ----------------  ---------------
                                            ----------------  ---------------  ----------------  ---------------

5.  INVESTMENTS
    Investments in debt securities and other fixed maturity investments generally are held for investment purposes to maturity. Included in short-term investments at December 31, 1994 and 1993 are $13.9 million and $15.2 million of debt securities, respectively, issued by the U.S. Government.

    The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                                                        GROSS         GROSS
                                                        COST OR       UNREALIZED    UNREALIZED
                                                     AMORTIZED COST     GAINS         LOSSES       FAIR VALUE
                                                     --------------  ------------  ------------  --------------
At December 31, 1994:
  U.S. Treasury bonds..............................  $    2,673,223   $   21,055    $  (35,830)  $    2,658,448
                                                     --------------  ------------  ------------  --------------
Total bonds........................................  $    2,673,223   $   21,055    $  (35,830)  $    2,658,448
                                                     --------------  ------------  ------------  --------------
                                                     --------------  ------------  ------------  --------------
At December 31, 1993:
  U.S. Treasury....................................  $    2,032,905   $   68,669    $   (4,191)  $    2,097,383
  Corporate securities.............................          94,131        7,140        --              101,271
                                                     --------------  ------------  ------------  --------------
Total bonds........................................  $    2,127,036   $   75,809    $   (4,191)  $    2,198,654
                                                     --------------  ------------  ------------  --------------
                                                     --------------  ------------  ------------  --------------

    Fair values generally represent quoted market value prices for securities traded in the public marketplace.

    Maturities of long-term bonds are as follows:

                                                                                AMORTIZED      ESTIMATED
                                                                                  COST        MARKET VALUE
                                                                              -------------  --------------
Due in one year or less.....................................................  $     701,048   $    688,136
Due after one year through five years.......................................        849,927        827,009
Due after five years through ten years......................................      1,122,248      1,143,303
                                                                              -------------  --------------
                                                                              $   2,673,223   $  2,658,448
                                                                              -------------  --------------
                                                                              -------------  --------------

    Proceeds from the sale of investments in bonds during 1994 and 1993 were $321,110 and $552,100; gross gains of $6,672 and $24,919 were realized on those sales, respectively.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                               DECEMBER 31, 1994

5.  INVESTMENTS (CONTINUED)
    At December 31, 1994 and 1993, gross unrealized (depreciation) appreciation of marketable equity securities was $(820) and $61,500, respectively.

    At December 31, 1994 and  1993, $2,695,000 and $2,150,000, respectively,  in principal amount of fixed maturity investments were on deposit with regulatory authorities pursuant to certain statutory requirements.

6.  RELATED PARTY TRANSACTIONS
    Prior to 1994, Golden American had entered into agreements with DSI to perform services related to the management of its investments and the distribution of its products. For the year ended December 31, 1993, Golden American incurred $311,121 for such services. The agreement was terminated as of January 1, 1994.

    DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by Golden American which as of December 31, 1994, were sold primarily through two broker/dealer institutions. For 1994 and 1993, commissions paid by Golden American to DSI aggregated $17,569,333 and $34,259,911, respectively.

    Golden  American  provided  to  DSI  certain  of  its  personnel  to perform management, administrative, and clerical services and the use of certain facilities. Golden American charged DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. For the years ended December 31, 1994 and 1993, expenses allocated to DSI were $1,983,486 and $2,012,969, respectively.

    Prior to 1994, Golden American had arranged with BTV to perform services related to the development and administration of its products. For the year ended December 31, 1993, fees earned by BTV from Golden American for these services aggregated $2,700,850. The agreement was terminated as of January 1, 1994.

    In addition, BTV provided to Golden American certain of its personnel to perform management, administrative, and clerical services and the use of certain of its facilities. BTV charged Golden American for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by BTV's employees on behalf of Golden American. For the year ended December 31, 1993, BTV allocated to Golden American $1,503,159. The agreement was terminated on January 1, 1994.

    At December 31, 1994 and 1993, Golden American's cash and short-term investments on deposit at Bankers Trust were $10,063,172 and $19,307,672, respectively.

7.  REINSURANCE
    Variable life and annuity product fees are reported in the accompanying financial statements net of reinsurance premiums of $16.1 million and $.7 million in 1994 and 1993, respectively. Effective September 30, 1992, Golden American terminated all reinsurance agreements with Mutual Benefit. Concurrently, Golden American entered into agreements covering mortality risks under both life policies and annuity contracts with an unaffiliated reinsurer. Also, effective June 1, 1994, Golden American entered into a reinsurance agreement on a modified coinsurance basis with an unaffiliated reinsurer. Golden American remains liable to the extent that its reinsurers do not meet their obligations under the reinsurance agreements. Reinsurance in-force for life mortality risks were $23.3 million and $15.4 million at December 31, 1994 and 1993 and for annuity mortality risks were $149.6 million and $46.5 million at December 31, 1994 and 1993, respectively. FASB Statement

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                               DECEMBER 31, 1994

7.  REINSURANCE (CONTINUED)
No. 113, "Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts," was issued in December 1992 and adopted by Golden American in 1993. However, its adoption did not have a material impact on the financial statements of Golden American.

8.  LIFE AND ANNUITIES ACTUARIAL RESERVES
    The following is a reconciliation of the Life and Annuities actuarial reserves presented in the 1994 Annual Statements of Golden American and Golden American Separate Accounts.

                                                                                             PERCENTAGE OF
                                                                                  AMOUNT         TOTAL
                                                                               ------------  --------------
 1.  Subject to discretionary withdrawal
     1.1 -- with market value adjustment.....................................  $    --                   0%
                                                                               ------------            ---
     1.2 -- at book value less current surrender charge of 5% or more........       --                   0%
                                                                               ------------            ---
     1.3 -- at market value..................................................       --                   0%
                                                                               ------------            ---
     1.4 -- Total with adjustment or at market value.........................   893,814,295            100%
                                                                               ------------            ---
     1.5 -- at book value without adjustment (minimal or no charge or
            adjustment)......................................................       520,244              0%
                                                                               ------------            ---
 2.  Not subject to discretionary withdrawal.................................       --                   0%
                                                                               ------------            ---
 3.  Total (gross)...........................................................   894,334,539            100%
                                                                               ------------            ---
 4.  Reinsurance ceded.......................................................       --
                                                                               ------------
 5.  Total (net)* (3) - (4)..................................................  $894,334,539
                                                                               ------------
                                                                               ------------

------------------------
*Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

Life and Accident and Health Annual Statement:
 6. Exhibit 8, Section B, Total (net)........................................  $     520,244
                                                                               -------------
 7. Exhibit 8, Section C, Total (net)........................................       --
                                                                               -------------
 8. Exhibit 10, Column 1, Line 12............................................       --
                                                                               -------------
 9. Subtotal.................................................................        520,244
                                                                               -------------

Separate Accounts Statement:
10. Exhibit 6, Column 2, Line B.10...........................................    893,814,295
                                                                               -------------
11. Exhibit 6, Column 2, Line C.5............................................       --
                                                                               -------------
12. Page 3, Line 3...........................................................       --
                                                                               -------------
13. Page 3, Line 3...........................................................       --
                                                                               -------------
14. Subtotal.................................................................    893,814,295
                                                                               -------------
15. Combined total...........................................................  $ 893,334,539
                                                                               -------------
                                                                               -------------

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                               DECEMBER 31, 1994

9.  BORROWED MONEY
    At December 31, 1993, Golden American had short-term debt outstanding with an unaffiliated bank of $40,000,000 at an interest rate equal to the daily average rate of overnight Federal Funds plus 0.25%. All short-term debt was repaid as of December 30, 1994. Interest paid during 1994 and 1993 was $2.0 million and $.6 million, respectively. The repayment of amounts borrowed under this loan had been guaranteed by Bankers Trust.

10. PENSION AND PROFIT SHARING PLAN AND OTHER EMPLOYEE BENEFITS
    Golden American's employees are covered under the Parent's benefit plans. The noncontributory pension plan and the profit sharing plan of the Parent are also available to eligible employees of the Company. Total 1994 expenses relating to these Parent company benefit plans were approximately $207,000.

11. SUBSEQUENT EVENT
    Effective October 3, 1994, First Colony Corporation ("First Colony"), BTV and BTV's immediate parent, Whitewood Properties Corp. ("Whitewood"), entered into an agreement providing for the acquisition by First Colony of a minority interest in BTV. On June 29, 1995, BTV, Whitewood and First Colony agreed to terminate the agreement between and among the parties.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholder
Golden American Life Insurance Company

    We have audited the accompanying balance sheets of Golden American Life Insurance Company (the "Company") as of December 31, 1994 and 1993 and the related statements of operations, changes in stockholder's equity, and cash flows for the years ended December 31, 1994 and 1993 and for the period from September 30, 1992 (date of acquisition) to December 31, 1992. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Golden American Life
Insurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for the years ended December 31, 1994 and 1993 and for the period from September 30, 1992 to December 31, 1992, in conformity with generally accepted accounting principles.

    As discussed in Note 4 to the financial statements, the Company adopted, as of December 31, 1993, Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

                                                   [SIGNATURE]

February 14, 1995,
except for Note 10, as to which the date is June 29, 1995

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNT)

                                                                                               DECEMBER 31
                                                                                       ---------------------------
                                                                                            1994          1993
                                                                                       --------------  -----------
ASSETS
Investments:
  Fixed maturities held to maturity, at amortized cost (market -- $2,659 and
   $2,199)...........................................................................  $        2,749  $     2,224
  Short-term investments, at cost, which approximates market.........................          13,933       15,232
  Equity securities, at market (cost -- $17 and $260)................................              16          322
  Policy loans.......................................................................             513          144
                                                                                       --------------  -----------
    Total investments................................................................          17,211       17,922
Cash.................................................................................           3,316        4,076
Accrued investment income............................................................              92           68
Due from affiliates and separate accounts............................................             963          466
Deferred policy acquisition costs....................................................          60,662       42,151
Unamortized cost assigned to insurance contracts in force............................           7,620        9,784
Funds held in escrow pursuant to an Exchange Agreement...............................           2,757        1,375
Due from reinsurers..................................................................           1,713          162
Other assets.........................................................................             134      --
Separate account assets..............................................................         950,292      810,151
                                                                                       --------------  -----------
    Total assets.....................................................................  $    1,044,760  $   886,155
                                                                                       --------------  -----------
                                                                                       --------------  -----------

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Insurance and annuity reserves (including $17 and $31 of unamortized deferred sales
   load).............................................................................  $        1,051  $     2,421
  Due to affiliates and separate accounts............................................             660        3,462
  Accrued expenses and other liabilities.............................................           1,053          920
  Short-term debt....................................................................        --             40,000
  Unearned revenue...................................................................           1,759          165
  Adjustable principal amount promissory note, 7.50%, due 1997.......................             439          439
  Separate account liabilities (including $48,924 and $42,192 of unamortized deferred
   sales load).......................................................................         950,292      810,151
                                                                                       --------------  -----------
    Total liabilities................................................................         955,254      857,558
Commitments and contingencies
STOCKHOLDER'S EQUITY
Common stock, par value $10 per share, authorized, issued, and outstanding 250,000
 shares..............................................................................           2,500        2,500
Redeemable preferred stock, par value $5,000 per share, 50,000 shares authorized,
 10,000 issued and outstanding in 1994...............................................          50,000      --
Additional paid-in capital...........................................................          37,086       28,336
Unrealized (depreciation) appreciation of equity securities..........................              (1)          62
Retained earnings (deficit)..........................................................             (79)      (2,301)
                                                                                       --------------  -----------
  Total stockholder's equity.........................................................          89,506       28,597
                                                                                       --------------  -----------
    Total liabilities and stockholder's equity.......................................  $    1,044,760  $   886,155
                                                                                       --------------  -----------
                                                                                       --------------  -----------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                            STATEMENT OF OPERATIONS

                                 (IN THOUSANDS)

                                                                    YEAR ENDED DECEMBER 31         PERIOD
                                                                                             SEPTEMBER 30, 1992
                                                                    ----------------------           TO
                                                                       1994        1993       DECEMBER 31, 1992
                                                                    ----------  ----------  ---------------------
REVENUES
Variable life and annuity product fees and policy charges.........  $   17,519  $   10,192        $     694
Net investment income.............................................         560         216               67
Realized capital gain (loss)......................................          65          35               (2)
                                                                    ----------  ----------          -------
Total revenues....................................................      18,144      10,443              759

EXPENSES
Policy benefits...................................................          35       1,747               34
Commissions and overrides.........................................      16,741      34,260            6,429
Salaries, benefits and other employee-related costs...............       5,866      --               --
Financing charges and interest....................................       1,962         726               53
Other general, administrative, and operating expenses.............       7,665       9,248            1,662
Deferral of policy acquisition costs..............................     (23,119)    (37,129)          (7,059)
Amortization of deferred policy acquisition costs.................       4,608       2,027               10
Amortization of cost assigned to insurance contracts in force.....       2,164       1,357              138
                                                                    ----------  ----------          -------
Total expenses....................................................      15,922      12,236            1,267
                                                                    ----------  ----------          -------
Net income (loss).................................................  $    2,222  $   (1,793)       $    (508)
                                                                    ----------  ----------          -------
                                                                    ----------  ----------          -------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

PERIOD SEPTEMBER 30, 1992 TO DECEMBER 31, 1992 AND THE YEARS ENDED DECEMBER 31,
                                 1994 AND 1993

                      (IN THOUSANDS, EXCEPT SHARE AMOUNT)

                                                                    SHARES       SHARES                               ADDITIONAL
                                                                    COMMON      PREFERRED     COMMON      PREFERRED     PAID-IN
                                                                     STOCK        STOCK        STOCK        STOCK       CAPITAL
                                                                  -----------  -----------  -----------  -----------  -----------
Balances at September 30, 1992 (date of acquisition)............     150,000                 $   1,500                 $  13,336
Net loss........................................................
Unrealized appreciation of equity securities....................
                                                                  -----------  -----------  -----------  -----------  -----------
Balances at December 31, 1992...................................     150,000                     1,500                    13,336

Issuance of common stock........................................     100,000                     1,000
Contribution of capital.........................................                                                          15,000
Net loss........................................................
Change in unrealized appreciation of equity securities..........
                                                                  -----------  -----------  -----------  -----------  -----------
Balances at December 31, 1993...................................     250,000                     2,500       --           28,336

Issuance of preferred stock.....................................                   10,000                    50,000
Contribution of capital.........................................                                                           8,750
Net income......................................................
Change in unrealized depreciation of equity securities..........
                                                                  -----------  -----------  -----------  -----------  -----------
Balances at December 31, 1994...................................     250,000       10,000    $   2,500    $  50,000    $  37,086
                                                                  -----------  -----------  -----------  -----------  -----------
                                                                  -----------  -----------  -----------  -----------  -----------

                                                                     UNREALIZED       RETAINED         TOTAL
                                                                   APPRECIATION OF    EARNINGS     STOCKHOLDER'S
                                                                  EQUITY SECURITIES   (DEFICIT)       EQUITY
                                                                  -----------------  -----------  ---------------
Balances at September 30, 1992 (date of acquisition)............                                    $    14,836
Net loss........................................................                      $    (508)           (508)
Unrealized appreciation of equity securities....................      $      14                              14
                                                                            ---      -----------  ---------------
Balances at December 31, 1992...................................             14            (508)         14,342
Issuance of common stock........................................                                          1,000
Contribution of capital.........................................                                         15,000
Net loss........................................................                         (1,793)         (1,793)
Change in unrealized appreciation of equity securities..........             48          --                  48
                                                                            ---      -----------  ---------------
Balances at December 31, 1993...................................             62          (2,301)         28,597
Issuance of preferred stock.....................................                                         50,000
Contribution of capital.........................................                                          8,750
Net income......................................................                          2,222           2,222
Change in unrealized depreciation of equity securities..........            (63)                            (63)
                                                                            ---      -----------  ---------------
Balances at December 31, 1994...................................      $      (1)      $     (79)    $    89,506
                                                                            ---      -----------  ---------------
                                                                            ---      -----------  ---------------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                         YEAR ENDED                PERIOD
                                                                         DECEMBER 31         SEPTEMBER 30, 1992
                                                                   -----------------------           TO
                                                                      1994         1993       DECEMBER 31, 1992
                                                                   -----------  ----------  ---------------------
OPERATING ACTIVITIES
Net income (loss)................................................  $     2,222  $   (1,793)      $      (508)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
  Amortization of deferred policy acquisition costs..............        4,608       2,027                10
  Amortization of cost assigned to insurance contracts in
   force.........................................................        2,164       1,357               138
  Change in unearned revenue.....................................        1,594      (1,141)             (136)
  Increase in accrued investment income..........................          (24)         (1)              (13)
  Change in due to/from affiliates and separate accounts.........       (3,299)      2,976               (81)
  Changes in other assets, accrued expenses and other
   liabilities...................................................       (1,552)         42              (154)
  Policy acquisition costs deferred..............................      (23,119)    (37,129)           (7,059)
  Change in insurance and annuity reserves.......................       (1,370)        550                45
  Amortization of premium on fixed maturity investments..........           13      --               --
                                                                   -----------  ----------           -------
Net cash used in operating activities............................      (18,763)    (33,112)           (7,758)

INVESTING ACTIVITIES
Purchases of fixed maturities....................................         (857)       (543)             (151)
Sales of fixed maturities........................................          319         552             1,177
Purchases of common stock........................................           (7)       (260)               (2)
Sales of common stock............................................          250         240           --
(Increase) decrease in policy loans..............................         (369)        202               (29)
Funds held in escrow pursuant to an Exchange Agreement...........       (1,382)     (1,375)          --
                                                                   -----------  ----------           -------
Net cash (used in) provided by investing activities..............       (2,046)     (1,184)              995

FINANCING ACTIVITIES
(Retirement) issuances of short-term debt........................      (40,000)     33,600             6,400
Issuance of common stock.........................................      --            1,000           --
Issuance of preferred stock......................................       50,000      --               --
Contribution of capital by parent................................        8,750      15,000           --
                                                                   -----------  ----------           -------
Net cash provided by financing activities........................       18,750      49,600             6,400
                                                                   -----------  ----------           -------
Net (decrease) increase in cash and short-term investments.......       (2,059)     15,304              (363)

Cash and short-term investments at beginning of year.............       19,308       4,004             4,367
                                                                   -----------  ----------           -------
Cash and short-term investments at end of year...................  $    17,249  $   19,308       $     4,004
                                                                   -----------  ----------           -------
                                                                   -----------  ----------           -------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

1.  ORGANIZATION
    Effective September 30, 1992, Golden American Life Insurance Company ("Golden American") became a wholly-owned subsidiary of BT Variable, Inc. ("BTV"), an indirect wholly-owned subsidiary of Bankers Trust Company ("Bankers Trust"). Previously, Golden American was owned by Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit"). Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware.

    In a transaction that closed on September 30, 1992, Bankers Trust acquired from Mutual Benefit, in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and Directed Services, Inc. ("DSI"), an affiliate of Golden American, and certain related assets and contributed them to BTV. The portion of the aggregate consideration exchanged by Bankers Trust, allocable to Golden American, was valued at approximately $11.6 million, subject to subsequent adjustment pursuant to the Exchange Agreement. This allocation was based primarily on the estimated value of insurance contracts in force and also included the acquisition of net tangible assets of $.4 million. The transaction involved settlement of pre-existing claims of Bankers Trust against Mutual Benefit. The ultimate value of these claims has not yet been determined by the Superior Court of New Jersey and is contingently supported by a $5 million note payable from Golden American and a $6 million letter of credit from Bankers Trust. The Golden American note is secured by a pledge of Golden American's right to receive certain deferred sales loads. Bankers Trust has estimated that the contingent liability due from Golden American amounted to $438,636 at December 31, 1994 and 1993. Golden American deposited with an escrow agent $1,300,000 and $1,375,000, in 1994 and 1993, respectively, pursuant to certain provisions of the Exchange Agreement.

    In addition, concurrent with the closing, Bankers Trust entered into an agreement with Golden American to cause Golden American, commencing with the closing and for so long as Bankers Trust continues to own, directly or indirectly, all the issued and outstanding capital stock of Golden American, to have at all times statutory capital and surplus of no less than the sum of (i) $5,000,000 and (ii) an amount equal to 1% of the statutory-basis separate account liabilities of Golden American. During 1994, 1993, and 1992, BTV contributed additional capital and paid-in surplus of $8,750,000, $16,000,000, and $3,200,000, respectively, to Golden American, including $1,000,000 in 1993 through the issuance of an additional 100,000 shares of common stock. In 1994, Golden American issued $50,000,000 of preferred stock that was purchased by BTV for $50,000,000 in cash.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

    The accompanying financial statements have been presented in accordance with generally accepted accounting principles ("GAAP"). The acquisition of Golden American has been accounted for as a purchase by Bankers Trust and, accordingly, the acquired assets and liabilities were recorded at their estimated fair values at September 30, 1992. In accordance with requirements of the Securities and Exchange Commission, this new basis of accounting has been "pushed down" to Golden American.

INVESTMENTS

    Fixed maturities are carried at amortized cost. Short-term investments are carried at cost, which approximates market. Equity securities, principally investments in mutual funds, are carried at market based on quoted market prices. Net unrealized appreciation of equity securities is included as a component of stockholder's equity. The cost of investments sold is determined by using the specific identification method.

VARIABLE LIFE AND ANNUITY PRODUCTS

    Variable life and annuity products include individual and group flexible premium variable life insurance policies and annuity products. Golden American provides for variable accumulation and benefits under the policies and contracts by crediting life and annuity considerations in accordance

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) with contractholder direction to one or more divisions within various separate accounts or Golden American's guaranteed interest division. Allocation of premiums to the guaranteed interest division was discontinued in 1991.

SEPARATE ACCOUNTS

    The separate accounts are registered under the provisions of the Investment Company Act of 1940. At the direction of the policyowners and contractholders, the separate accounts invest the premium and annuity considerations from the sale of variable life and annuity products either in shares of specified mutual funds or directly in other investments. The assets and liabilities of Golden American's separate accounts are clearly identified and segregated from other assets and liabilities of Golden American. The portion of the separate account assets applicable to policies and contracts cannot be charged with liabilities arising out of any other business Golden American may conduct.

    Separate account assets are carried at net asset value, which approximates market value and generally represent policyowner and contractholder investment values maintained in the accounts and unamortized deferred sales loads and other charges payable to Golden American over a specified period. Separate account liabilities represent account balances for the variable life policies and annuity contracts invested in the separate accounts, which include unamortized deferred sales loads. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompanying statements of operations of Golden American.

REVENUE RECOGNITION

    Revenues from variable life and annuity products consist of charges for mortality and expense risk, the cost of insurance and contract administration charges that have been assessed against account balances during the period. In addition, a sales load ranging from 0% to 9% in addition to other charges is applicable to each premium payment for contract related expenses. Although such sales load is assessed on each premium when it is received by Golden American, such sales load is initially advanced by Golden American to contractholders and policyowners and included in the general or separate account assets, as applicable, and then deducted or amortized in equal installments on each contract processing date over a period specified in the contract or policy. These sales loads are earned over the life of the insurance contract in relation to estimated future gross profits using methods and assumptions similar to those for cost assigned to insurance contracts in force. Sales loads that have been deducted but not yet earned are reported as unearned revenue.

COST ASSIGNED TO INSURANCE CONTRACTS IN FORCE

    The cost assigned to insurance contracts in force represents the value of the right to receive future profits from the life insurance and annuity policies existing at the acquisition date. Such value is the actuarially-determined present value of projected future profits from the acquired contracts discounted at an interest rate of 15%. Cost assigned to insurance contracts in force is being amortized over the estimated life of the applicable insurance contracts in relation to estimated future gross profits with interest at 8%.

    The following is a reconciliation of the costs assigned to insurance contracts in force for the years ended December 31, 1994, 1993, and the period September 30, 1992 to December 31, 1992:

                                                                                          PERIOD
                                                      YEAR ENDED DECEMBER 31,       SEPTEMBER 30, 1992
                                                  -------------------------------           TO
                                                       1994             1993         DECEMBER 31, 1992
                                                  ---------------  --------------  ---------------------
Beginning balance...............................  $     9,784,000  $   11,140,000     $    11,278,000
Interest accrued................................          696,000         942,000             244,000
Amortization....................................       (2,860,000)     (2,298,000)           (382,000)
                                                  ---------------  --------------  ---------------------
Ending balance..................................  $     7,620,000  $    9,784,000     $    11,140,000
                                                  ---------------  --------------  ---------------------
                                                  ---------------  --------------  ---------------------

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    The following table presents the expected amortization of the cost assigned to insurance contracts in force over the next five years. The amortization may be adjusted based on periodic evaluation of the expected gross profits.

1995...................................................  $1,481,000
1996...................................................   1,232,000
1997...................................................   1,156,000
1998...................................................     936,000
1999...................................................     580,000

DEFERRED POLICY ACQUISITION COSTS

    Deferred policy acquisition costs consist primarily of commissions, certain underwriting expenses and the costs of issuing policies that vary with and are directly related to the production of new and renewal business. Acquisition costs for variable life and annuity products are being amortized over the lives of the policies in relation to the present value of estimated future gross profits. The future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date.

INSURANCE AND ANNUITY RESERVES

    Insurance and annuity reserves represent variable life and annuity account balances invested in the guaranteed interest division. Interest credited rates for this division ranged from 4.0% to 5.0% during 1994 and 1993.

POLICY BENEFITS

    Policy benefits that are charged to expense include benefits incurred in the period in excess of the related policy account balances and interest credited to policy account balances invested in the guaranteed interest division.

REINSURANCE

    Included in the accompanying financial statements are net considerations to reinsurers of $2.4 million and $.7 million in 1994 and 1993, respectively. Effective September 30, 1992, Golden American terminated all reinsurance agreements with Mutual Benefit. Concurrently, Golden American entered into agreements covering mortality risks under both life policies and annuity contracts with an unaffiliated reinsurer. Golden American remains liable to the extent that its reinsurers do not meet their obligations under the reinsurance agreements. Reinsurance in-force for life mortality risks were $23.6 million and $15.4 million at December 31, 1994 and 1993 and for annuity mortality risks were $149.6 million and $46.5 million at December 31, 1994 and 1993, respectively. FASB Statement No. 113, "Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts," was adopted by Golden American in 1993. However, its adoption did not have a material impact on the financial statements of Golden American.

    Also effective June 1, 1994, Golden American entered into a reinsurance agreement on a modified coinsurance basis with an unaffiliated reinsurer. The accompanying financial statements are presented net of the effects of the treaty which reduced 1994 net income by $27,000.

CASH EQUIVALENTS

    The Company considers all short-term investments (including commercial paper, money markets, and certificates of deposit) with a maturity of three months or less when purchased to be cash equivalents.

PRESENTATION

    Certain prior-year balances have been reclassified to conform to the current-year financial statement presentation.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS
    Golden American has evaluated its financial instruments, principally short-term investments, policy loans, the adjustable principal amount promissory note, and insurance and annuity reserves and determined that carrying amounts reported in the balance sheets approximate fair value.

4.  INVESTMENTS
    Effective with the December 31, 1993 financial statements, Golden American adopted FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities," by classifying its fixed maturities as held to maturity based on its intent and ability to hold them to maturity. The adoption of FASB Statement No. 115 had no impact on Golden American's financial statements. The major categories of investment income for 1994, 1993, and 1992 are summarized as follows:

                                                                                1994  1993  1992
                                                                                ----  ----  ----
                                                                                 (IN THOUSANDS)
Fixed maturities held to maturity.............................................  $142  $114  $47
Short-term investments........................................................   226    90   14
Equity securities.............................................................     1     1    2
Policy loans..................................................................    11    11    4
Cash..........................................................................    99   --   --
Funds held in escrow..........................................................    83   --   --
                                                                                ----  ----  ----
Gross investment income.......................................................   562   216   67
Investment expenses...........................................................    (2)  --   --
                                                                                ----  ----  ----
Net investment income.........................................................  $560  $216  $67
                                                                                ----  ----  ----
                                                                                ----  ----  ----

    A summary of investments in debt securities, including fixed maturities and short-term investments, at December 31, 1994 and 1993 is as follows:

                                                                                    GROSS
                                                                                 UNREALIZED    ESTIMATED
                                                                      AMORTIZED     GAINS       MARKET
                                                                        COST      (LOSSES)       VALUE
                                                                      ---------  -----------   ---------
                                                                                (IN THOUSANDS)
At December 31, 1994:
  U.S. Treasury securities..........................................  $ 16,682   $      (90)   $ 16,592
                                                                      ---------       -----    ---------
                                                                      ---------       -----    ---------
At December 31, 1993:
  U.S. Treasury securities..........................................  $ 17,357   $      (27)   $ 17,330
  Corporate securities..............................................        99            2         101
                                                                      ---------       -----    ---------
                                                                      $ 17,456   $      (25)   $ 17,431
                                                                      ---------       -----    ---------
                                                                      ---------       -----    ---------

                                                              1994                      1993
                                                    ------------------------  ------------------------
                                                                  ESTIMATED                 ESTIMATED
                                                     AMORTIZED     MARKET      AMORTIZED     MARKET
                                                       COST         VALUE        COST         VALUE
                                                    -----------  -----------  -----------  -----------
                                                                      (IN THOUSANDS)
Due in one year or less...........................   $  14,634    $  14,622    $  15,454    $  15,452
Due after one year through five years.............         850          827          793          791
Due after five years through ten years............       1,198        1,143        1,209        1,188
                                                    -----------  -----------  -----------  -----------
                                                     $  16,682    $  16,592    $  17,456    $  17,431
                                                    -----------  -----------  -----------  -----------
                                                    -----------  -----------  -----------  -----------

    At December 31, 1994 and 1993, gross unrealized (depreciation) appreciation of marketable equity securities recognized directly in stockholder's equity was $(1,000) and $62,000, respectively.

    At December 31, 1994 and  1993, $2,695,000 and $2,150,000, respectively,  in principal amount of fixed maturity investments were on deposit with regulatory authorities pursuant to certain statutory requirements.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

5.  STOCKHOLDER'S EQUITY
    The payment of cash dividends by Golden American is subject to statutory restrictions imposed by certain of the jurisdictions in which Golden American operates. Golden American is required to maintain a minimum total statutory-basis capital and surplus of not less than $5,000,000 under the provisions of the insurance laws of certain states in which it is presently licensed to sell variable life and annuity products. Dividend payments by Golden American are limited by statutory restrictions to the higher of 10% of surplus or 100% of the prior year's net gain, not to exceed unassigned surplus, subject to the broad discretionary powers of insurance regulatory authorities to further limit dividend payments of insurance companies.

    During 1992, the NAIC approved certain Risk-Based Capital ("RBC") requirements for life/ health insurance companies. Those requirements were effective beginning in 1993 and require that the amount of capital maintained by an insurance company is to be determined based on the various risk factors related to it. At December 31, 1994 and 1993, Golden American met the RBC requirements.

    On December 30, 1994, Golden American issued 10,000 shares of Redeemable Preferred Stock. There were no dividends declared or paid on the Redeemable Preferred Stock. As of December 31, 1994, Dividends in Arrears on the Redeemable Preferred Stock were $17,917 or $1.79 per share. The dividends are cumulative and are calculated based on a rate not to exceed the sum of the Prime Rate and 1.5%. The Redeemable Preferred Stock is redeemable at the option of Golden American at the redemption price of $5,000 per share.

6.  RELATED PARTY TRANSACTIONS
    Prior to 1994, Golden American had entered into agreements with DSI to perform services related to the management of its investments and the distribution of its products. For the year 1993 and the period from September 30, 1992 to December 31, 1992, Golden American incurred $311,000 and $35,000, respectively, for such services. The agreement was terminated as of January 1, 1994.

    DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by Golden American which as of December 31, 1994, are sold primarily through two broker/dealer institutions. For the years ended 1994 and 1993 and the period from September 30, 1992 to December 31, 1992, commissions paid by Golden American to DSI aggregated, $17,569,000, $34,260,000, and $6,429,197, respectively.

    Golden American  provided  to  DSI  certain  of  its  personnel  to  perform management, administrative and clerical services and the use of certain facilities. Golden American charged DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. For the years ended December 31, 1994 and 1993, expenses allocated to DSI were $1,983,000 and $2,013,000, respectively.

    Prior to 1994, Golden American had arranged with BTV to perform services related to the development and administration of its products. For the year 1993 and the period from September 30, 1992 to December 31, 1992, fees earned by BTV from Golden American for these services aggregated $2,701,000 and $209,000, respectively. The agreement was terminated as of January 1, 1994.

    In addition, BTV provided to Golden American certain of its personnel to perform management, administrative and clerical services and the use of certain of its facilities. BTV charged Golden American for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by BTV's employees on behalf of Golden American. For the year 1993 and the period from September 30, 1992 to December 31, 1992, BTV allocated to Golden American $1,503,000 and $450,000, respectively. The agreement was terminated on January 1, 1994.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

6.  RELATED PARTY TRANSACTIONS (CONTINUED)
    Golden American's cash is on deposit at Bankers Trust.

7.  INCOME TAXES
    Golden American is taxed, on a separate company basis, as a life insurance company pursuant to applicable provisions of the Internal Revenue Code (the "Code"). At December 31, 1994 and 1993, Golden American had net operating loss ("NOL") carryforwards for federal income tax purposes of approximately $17.3 million and $7.3 million, respectively. Approximately $2.4 million of these NOL's, relating to operations prior to ownership by Mutual Benefit, can be used to offset future taxable income of Golden American only through the year 2005, subject to annual limitations. Approximately $.8 million, $4.1 million and $10.0 million are available through the years 2007, 2008, and 2009, respectively.

    Significant components of Golden American's deferred tax liabilities and assets are as follows:

                                                                             DECEMBER 31
                                                                        ---------------------
                                                                           1994       1993
                                                                        ----------  ---------
                                                                           (IN THOUSANDS)
Deferred tax liabilities:
  Deferred policy acquisition costs...................................  $   21,200  $  14,800
  Unamortized cost assigned to insurance contracts in force...........       2,700      3,400
                                                                        ----------  ---------
                                                                            23,900     18,200
Deferred tax assets:
  Net operating loss carryforwards....................................       6,000      2,400
  Insurance liabilities...............................................      15,200     14,800
  Deferred policy acquisition costs proxy tax.........................       3,700      2,900
  Other...............................................................         700     --
                                                                        ----------  ---------
                                                                            25,600     20,100
Valuation allowance for deferred tax assets...........................       1,700      1,900
                                                                        ----------  ---------
    Net deferred tax liabilities......................................  $   --      $  --
                                                                        ----------  ---------
                                                                        ----------  ---------

    The differences between the provision (benefit) for income taxes at the federal statutory income tax rate and the taxes based on income (loss) were as follows (in thousands):

                                                                      1994       1993       1992
                                                                    ---------  ---------  ---------
Federal statutory rate............................................        35%        35%        34%
                                                                    ---------  ---------  ---------
                                                                    ---------  ---------  ---------
Taxes at statutory rate...........................................  $     778  $    (627) $    (173)
Dividends received deduction......................................       (368)      (194)    --
Other, net........................................................       (210)      (379)       (92)
Valuation allowance...............................................       (200)     1,200        265
                                                                    ---------  ---------  ---------
    Taxes based on income (loss)..................................  $  --      $  --      $  --
                                                                    ---------  ---------  ---------
                                                                    ---------  ---------  ---------

8.  SHORT-TERM DEBT
    At December 31, 1993, Golden American had short-term debt outstanding with an unaffiliated bank of $40,000,000 at an interest rate equal to the daily average rate of overnight Federal Funds plus 0.25%. All short-term debt was repaid as of December 30, 1994. Interest paid during 1994 and 1993 was $2.0 million and $.6 million, respectively. The repayment of amounts borrowed under this loan had been guaranteed by Bankers Trust.

9.  PENSION AND PROFIT SHARING PLAN AND OTHER EMPLOYEE BENEFITS
    The Company's employees are covered under the Parent's benefit plans. The noncontributory pension plan and the profit sharing plan of the Parent are also available to eligible employees of the Company. Total 1994 expenses relating to these Parent company benefit plans were $.2 million.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

10. SUBSEQUENT EVENT
    Effective October 3, 1994, First Colony Corporation ("First Colony"), BTV and BTV's immediate parent, Whitewood Properties Corp. ("Whitewood"), entered into an agreement providing for the acquisition by First Colony of a minority interest in BTV. On June 29, 1995, BTV, Whitewood and First Colony agreed to terminate the agreement between and among the parties.

                         GOLDEN AMERICAN LIFE INSURANCE COMPANY
                       A Subsidiary of Bankers Trust Company
                       GOLDEN AMERICAN LIFE INSURANCE COMPANY IS A STOCK COMPANY DOMICILED IN WILMINGTON, DELAWARE


IN 3458 GS VLI (Prosp.) 1/96